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                                                                   Exhibit 10.30

                     100% QUOTA SHARE RETROCESSION AGREEMENT
                                  (TRADITIONAL)

                                 BY AND BETWEEN

                      ST. PAUL REINSURANCE COMPANY LIMITED

                                  (RETROCEDANT)

                                       and

                     PLATINUM UNDERWRITERS REINSURANCE INC.

                               (RETROCESSIONAIRE)

                            DATED AS OF________, 2002

THIS QUOTA SHARE RETROCESSION AGREEMENT (this "AGREEMENT"), effective as of 12:01 a.m. London time on the day following the Closing (such term and all other capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Formation and Separation Agreement, as defined below; such time the "EFFECTIVE TIME" and such date the "EFFECTIVE DATE", is made by and between ST. PAUL REINSURANCE COMPANY LIMITED, a United Kingdom domiciled insurance company ("RETROCEDANT"), and PLATINUM UNDERWRITERS REINSURANCE INC. (formerly known as USF&G Family Insurance Company), a Maryland domiciled stock insurance company ("RETROCESSIONAIRE").

WHEREAS, pursuant to a Formation and Separation Agreement dated as of [ ], 2002 (the "FORMATION AND SEPARATION AGREEMENT") between Platinum Underwriters Holdings, Ltd. ("PLATINUM HOLDINGS"), the ultimate parent of Retrocessionaire, and The St. Paul Companies, Inc. ("THE ST. PAUL"), the ultimate parent of Retrocedant, Platinum Holdings acquired one hundred percent (100%) of the issued and outstanding Shares; and

WHEREAS, pursuant to the Formation and Separation Agreement, The St. Paul agreed to cause its insurance subsidiaries to cede specified liabilities under certain reinsurance contracts of The St. Paul's insurance subsidiaries, and Platinum Holdings agreed to cause its insurance subsidiaries to reinsure such liabilities; and

WHEREAS, Retrocedant has agreed to retrocede to Retrocessionaire, and Retrocessionaire has agreed to assume by indemnity reinsurance, as of the Effective Time, a one hundred percent (100%) quota share of the liabilities arising pursuant to the Reinsurance Contracts (as defined hereunder), subject to the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and promises and upon the terms and conditions set forth herein, the parties hereto agree as follows:

BUSINESS COVERED; EXCLUSIONS

     Retrocedant hereby obligates itself to retrocede to Retrocessionaire and Retrocessionaire hereby obligates itself to accept, pursuant to the terms of this Agreement, a one hundred percent (100%) quota share of any and all liabilities incurred by Retrocedant on or after January 1, 2002 but not yet paid as of the Effective Time, net of Inuring Retrocessions (as defined in the Initial Consideration Section herein), under all reinsurance and retrocession contracts (each, a "REINSURANCE CONTRACT") that:

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     (i)  are underwritten by St. Paul Re on behalf of Retrocedant, incept on or after January 1, 2002 and belong to the classes specified in Exhibit A-1 hereto (solely for the convenience of the parties, Exhibit A-2 hereto sets forth a list of such reinsurance contracts and Exhibit A-3 sets forth Loss Reserves (as defined in Exhibit C hereto), over all such Reinsurance Contracts, by Class of Business (as defined below), each as of June 30, 2002, or

     (ii) are new or renewal contracts entered into by Retrocedant pursuant to Clause 4.1 of Part B of the UK Underwriting Agency and Underwriting Management Agreement (the "AGENCY AGREEMENT") between Retrocedant and Platinum Re (UK) Limited of even date herewith, but in each case excluding reinsurance contracts entered into otherwise than pursuant to Clause 4.1 of Part B of the Agency Agreement belonging to the classes specified in Exhibit B-1 hereto (the "EXCLUDED CONTRACTS"), (solely as a reference for the convenience of the parties, Exhibit B-2 hereto sets forth a list of such reinsurance contracts) it being understood that any reinsurance contract not meeting the criteria set forth in Exhibit A-1 (other than a Reinsurance Contract entered into pursuant to Clause 4.1 of Part B of the Agency Agreement) shall be deemed to be an Excluded Contract for purposes of this Agreement unless otherwise agreed to by the parties and PROVIDED that (for the avoidance of doubt) Retrocedant shall not retrocede, and Retrocessionaire shall not accept, any liability incurred by Retrocedant under reinsurance and retrocession contracts to the extent that they are entered into or renewed after the authorisation of Platinum Re (UK) Limited under Part IV of the Financial Services and Markets Act 2000 of the United Kingdom to carry on reinsurance business in the United Kingdom. No retrocession shall attach with respect to any contracts of reinsurance of any kind or type whatsoever issued and/or assumed by Retrocedant, other than the Reinsurance Contracts.

     Notwithstanding the foregoing, Retrocedant shall retain all liabilities for ceding commission and brokerage fees up to the carrying value of the related reserves on the books of the Retrocedant as of September 30, 2002 (the "Initial Ceding Commission Reserves"), and as finally determined pursuant to the provisions of the Premiums and Additional Consideration section herein, which reserves shall also be retained by Retrocedant. All liabilities for ceding commissions and brokerage fees in excess of such carrying value shall be assumed by Retrocessionaire, as provided for above.

     Notwithstanding the foregoing, Retrocedant will retain all liabilities arising under any Reinsurance Contract relating to or emanating from each of the following:

     (i) the losses caused by the European floods in August 2002 (the "Flood Liabilities"); and

     (ii) the 2002 underwriting year with respect to the Reinsurance Contracts included in Classes L27 and L34 as set forth on Exhibit A-1 hereto (the "2002 UK Bank Book"), including, without limitation, the Loss Reserves, unearned premium reserves, and other associated reserves relating to such 2002 underwriting year for the 2002 UK Bank Book (the "2002 UK Bank Book Liabilities").

     With respect to any named storm(s) (which are any tropical cyclones assigned a name by the National Hurricane Center) in existence as of the Effective Time which cause insured damage within 10 days of the Effective Date, except as provided for herein, Retrocedant shall retrocede one hundred percent (100%) quota share of losses arising from all such storms, net of the inuring benefit of Inuring Retrocessions as allocated pursuant to Exhibits E and G (but excluding the inuring benefit of the Holborn aggregate cover referenced as Item 13 in Exhibit D) to Retrocessionaire and

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     Retrocessionaire shall accept one hundred percent (100%) quota share of such losses. However, Retrocedant shall retain $25,000,000 of losses, in the aggregate, net of the inuring benefit of Inuring Retrocessions as allocated pursuant to Exhibits E and G, in excess of the first $25,000,000, net of the inuring benefit of Inuring Retrocessions as allocated pursuant to Exhibits E and G, that Retrocessionaire assumes. Retrocedant shall use commercially reasonable efforts to arrange, on behalf of Retrocessionaire, third party retrocessional coverage for losses arising from such named storms in excess of $50,000,000, in the aggregate, net of the inuring benefit of Inuring Retrocessions as allocated pursuant to Exhibits E and G. The cost of such coverage shall not exceed $5 million with such cost shared equally by Retrocedant and Retrocessionaire. The amount of such coverage shall be $100,000,000 or such lesser amount as may be available on the specified terms. It is understood that the calculation of any losses or retentions by the Retrocedant or the Retrocessionaire, as the case may be, pursuant to this subparagraph shall include all losses or retentions, respectively, with respect to all subsidiaries of The St. Paul or Platinum Holdings, as the case may be, under any Quota Share Retrocession Agreement, as defined in the Formation and Separation Agreement, between any subsidiary of The St. Paul, as cedant, and a subsidiary of Platinum Holdings as retrocessionaire.

     The Flood Liabilities, the 2002 UK Bank Book Liabilities and the liabilities in respect of the named storms, as described above retained by Retrocedant as specified above (collectively, the "Excluded Losses") shall not be subject to this Agreement.

     No retrocession shall attach with respect to any contracts of reinsurance of any kind or type whatsoever issued and/or assumed by Retrocedant, other than the Reinsurance Contracts.

TERM

     This Agreement shall be continuous as to the Reinsurance Contracts. Except as mutually agreed in writing by the Retrocedant and the Retrocessionaire, this Agreement shall remain continuously in force until all Reinsurance Contracts are terminated, expired, cancelled or commuted.

COVERAGE

SECTION A (RETROSPECTIVE) COVERAGE PERIOD.

     The Section A (Retrospective) Coverage Period will be the period from and including January 1, 2002 to but not including the Effective Time.

SECTION B (PROSPECTIVE) COVERAGE PERIOD.

     The Section B (Prospective) Coverage Period will be the period from and including the Effective Time through the commutation, expiration or final settlement of all liabilities under any of the Reinsurance Contracts.

PREMIUMS AND ADDITIONAL CONSIDERATION

SECTION A (RETROSPECTIVE) COVERAGE PERIOD -- PREMIUMS.

          (a) On the Effective Date, in respect of the Section A (Retrospective) Coverage Period, Retrocedant shall pay to the account of Retrocessionaire an aggregate amount representing the sum of all amounts related and specifically allocated to each individual Class of Business (the "INITIAL SECTION A PREMIUM") equal to one hundred percent (100%) of the carrying value on the books of the Retrocedant as of September 30, 2002, of the aggregate of all Loss Reserves relating to the

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     Reinsurance Contracts, determined in accordance with statutory accounting principles on a basis consistent in all material respects with the methods, principles, practices and policies employed in the preparation and presentation of Retrocedant's annual statutory financial statement as of 31 December 2001 as filed with the Financial Services Authority (consistent with the methods, principles, practices and policies applied at June 30,
     2002) and as submitted to The St. Paul, PROVIDED that, in no event shall such amount be less than Retrocedant's good faith estimate, based upon due investigation by the Retrocedant, as of the date at which such calculation is being made, of all Loss Reserves relating to the Reinsurance Contracts by applicable Class of Business that would be required (i) in order for such reserves to be in full compliance with customary practices and procedures of Retrocedant for filings and financial statements as of September 30, 2002, and (ii) to cause such reserves to bear a reasonable relationship to the events, conditions, contingencies and risks which are the bases for such reserves, to the extent known by Retrocedant at the time of such calculation.

          (b) On the 90th day following the Effective Date (or if such 90th day is not a Business Day, the first Business Day following such 90th day), Retrocedant shall prepare and deliver to Retrocessionaire an accounting (the "PROPOSED LOSS RESERVE ACCOUNTING") of all Loss Reserves relating to the Reinsurance Contracts, as of the Effective Date, determined in accordance with this Section and the Methodology for Calculation of the Final Section A Premium, as set forth on Exhibit C hereto (the "FINAL SECTION A PREMIUM"), and the reserves for ceding commissions and brokerage fees relating to the Reinsurance Contracts on the books of the Retrocedant as of the Effective Date (the "Final Ceding Commission Reserves"), and taking into consideration all relevant data becoming available to Retrocedant subsequent to the Effective Date. In the event the Final Section A Premium for any individual Class of Business is greater than the Initial Section A Premium for such individual Class of Business or the Final Ceding Commission Reserves are less than the Initial Ceding Commission Reserves, Retrocedant shall promptly pay to the account of Retrocessionaire the difference plus interest on such amount at the Applicable Rate from and including the Effective Date to and including the date of such payment. In the event the Final Section A Premium for any individual Class of Business is less than the Initial Section A Premium for such individual Class of Business, or the Final Ceding Commission Reserves are greater than the Initial Ceding Commission Reserves, Retrocessionaire shall promptly pay to the account of Retrocedant the difference plus interest on such amount at the Applicable Rate (as defined below) from and including the Effective Date to and including the date of such payment. "Class of Business" shall be defined as each individual class or line of business as delineated by the Retrocedant as of the date hereof as set forth on Exhibit A-1.

          In the event that a reinsurance contract is not included in one of the classes set forth in Exhibit A-1, but is deemed to be a Reinsurance Contract by the mutual agreement of the parties, the parties shall determine whether the Final Section A Premium reflected one hundred percent of the associated reserves with respect to such Reinsurance Contract as of the Effective Date. If the Final Section A Premium did not so reflect such associated reserves with respect to such Reinsurance Contract as of the Effective Date, Retrocedant shall promptly pay to the account of Retrocessionaire an amount equal to the amount that should have been included in the Final Section A Premium, as determined pursuant to paragraph (b) of this Section, less any amounts paid by Retrocedant on or after the Effective Date pursuant to such Reinsurance Contract relating to such reserves, plus interest on such amount at the Applicable Rate calculated from and including the Effective Date to and including the date of such payment to Retrocessionaire.

          Notwithstanding the foregoing, the parties agree that all gross estimated premiums written prior to the Effective Date and earned but not yet billed, net of

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     applicable ceding commission and retrocession premium (net of retrocession commissions) ("EBUB", and also referred to as "estimated premiums receivable" or "EBNR" or "earned but unbilled") as of the Effective Time and relating to the Reinsurance Contracts, as determined on or before _____, 2002, as set forth in Exhibit C, in a manner consistent with Retrocedant's customary practices and procedures and as submitted to The St. Paul, shall be allocated to Retrocedant. All payments received after the Effective Time by Retrocedant or Retrocessionaire in respect of EBUB as of the Effective Time shall be retained by Retrocedant or held on trust for and paid by Retrocessionaire to or to the order of Retrocedant, and all rights to collect such amounts shall be retained by or transferred to Retrocedant. Any changes made on or after the Effective Time as to the estimated amount of EBUB as of the Effective Time shall be for the account of Retrocessionaire and shall not affect the amount retained by Retrocedant. The parties agree that as of the first anniversary of the date hereof, Retrocessionaire shall pay to Retrocedant the difference, if any, between the amount of EBUB as of the Effective Time and the aggregate amount subsequently billed and paid to and/or retained by Retrocedant prior to that date with respect to EBUB as of the Effective Time, it being understood that Retrocedant shall bear all risk of non-payment and non-collectibility with respect to premiums written and unearned as of the Effective Date and subsequently billed. All amounts, if any, in respect of EBUB which are in excess of EBUB as of the Effective Time, calculated pursuant to the first sentence of this Section, shall be for the account of Retrocessionaire and no such amounts shall be retained by or payable to Retrocedant.

SECTION B (PROSPECTIVE) COVERAGE PERIOD -- PREMIUMS.

          (a) On the Effective Date, in respect of the Section B (Prospective) Coverage Period, Retrocedant shall transfer to Retrocessionaire an aggregate amount representing the sum of all amounts related and specifically allocated to each individual Class of Business (the "INITIAL SECTION B PREMIUM") equal to the carrying value on the books of Retrocedant as of September 30, 2002, of one hundred percent (100%) of the unearned premium reserves net of unearned ceding commissions [and brokerage fees] and net of Inuring Retrocession premium as provided for in the Initial Consideration Section and as allocated pursuant to Exhibit F, in each case relating to the Reinsurance Contracts, determined in accordance with statutory accounting principles on a basis consistent in all material respects with the methods, principles, practices and policies employed in the preparation and presentation of Retrocedant's annual statutory financial statement as of 31 December 2001 as filed with the Financial Services Authority (consistent with the methods, principles, practices and policies applied at June 30, 2002) and as submitted to The St. Paul.

          (b) On the 90th day following the Effective Date (or if such 90th day is not a Business Day, the first Business Day following such 90th day), Retrocedant shall prepare and deliver to Retrocessionaire an accounting (the "PROPOSED PREMIUM RESERVE ACCOUNTING", together with the Proposed Loss Reserve Accounting, the "PROPOSED ACCOUNTING") of all unearned premium reserves relating to the Reinsurance Contracts, as of the Effective Date, determined in accordance with statutory accounting principles on a basis consistent in all material respects with the methods, principles, practices and policies employed in the preparation and presentation of Retrocedant's annual statutory financial statement as of 31 December 2001 as filed with the Financial Services Authority (consistent with the methods, principles, practices and policies applied at June 30,2002) and as submitted to The St. Paul, relating to the Reinsurance Contracts, net of the unearned ceding commission and net of Inuring Retrocession premium as provided for in the Initial Consideration Section and as allocated pursuant to Exhibit F (the "FINAL SECTION B PREMIUM"). In the event the Final Section B Premium for any individual Class of Business is greater than the Initial Section B Premium for such individual Class of Business, Retrocedant

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     shall promptly pay to the account of Retrocessionaire the difference plus interest on such amount at the Applicable Rate from and including the Effective Date to and including the date of such payment. In the event the Initial Section B Premium for any individual Class of Business is greater than the Final Section B Premium for such individual Class of Business, Retrocessionaire shall promptly pay to the account of Retrocedant the difference plus interest on such amount at the Applicable Rate from and including the Effective Date to and including the date of such payment.

          (c) Retrocedant shall transfer to Retrocessionaire with respect to all Reinsurance Contracts, one hundred percent (100%) of all gross premiums written on or after the Effective Time, net of premium returns, allowances and cancellations and less any applicable Retrocedant Ceding Commission and Inuring Retrocession premiums as provided for in the Additional Consideration Section and as allocated pursuant to Exhibit F.

          (e) Retrocedant shall retain all gross premiums attributable to losses arising from the Excluded Losses, including but not limited to adjusted premiums, portions of reinstatement premiums and other adjustments attributable to such losses.

     DISPUTE RESOLUTION.

          (a) After receipt of the Proposed Accounting, together with the work papers used in preparation thereof, Retrocessionaire shall have 30 days (the "REVIEW PERIOD") to review such Proposed Accounting. Unless Retrocessionaire delivers written notice to Retrocedant on or prior to the 30th day of the Review Period stating that it has material objections to the Proposed Accounting for one or more Classes of Business or the Final Ceding Commission Reserves, Retrocessionaire shall be deemed to have accepted and agreed to the Proposed Accounting and the Final Ceding Commission Reserves. If Retrocessionaire so notifies Retrocedant of any material objection(s) to the Proposed Accounting or the Final Ceding Commission Reserves, the parties shall in good faith attempt to resolve, within 30 days (or such longer period as the parties may agree) following such notice (the "RESOLUTION PERIOD"), their differences with respect to such material objections related to any Class of Business so identified. Retrocedant and Retrocessionaire agree that only those Classes of Business (or the Final Ceding Commission Reserves, if applicable,) to which such notification relates shall be subject to adjustment, and any resolution by them as to any disputed amounts, as evidenced by a writing signed by both parties, shall be final, binding and conclusive.

          In the event that Retrocessionaire believes that Loss Reserves for a Class of Business need to be increased beyond the amount implied by the algorithm set forth in Exhibit C, or the Final Ceding Commission Reserves need to be reduced, Retrocessionaire and Retrocedant will endeavor to agree on an appropriate adjustment. If the two parties cannot agree on an adjustment, Retrocedant may elect to (i) retain the Loss Reserves for the subject Class of Business and all unearned premium and Retrocessionaire shall transfer to Retrocedant all Initial Section A Premium and Initial Section B Premium paid by Retrocedant for the subject Class of Business, plus interest on the average daily amount at the Applicable Rate from the Effective Date to the date of such transfer, or (ii) extend the time period for adjusting the reserve to as much as 36 months or (iii) choose to arbitrate according to subsection B of this Section, it being understood that arbitration according to Section 4.03(b) shall be the sole remedy for disputes regarding the Final Ceding Commission Reserves. In the event that Retrocedant chooses to extend the time period for adjusting the reserves for a Class of Business, Retrocedant retains the exposure to adverse loss development and Retrocessionaire will suffer no exposure to paid losses in excess of the Initial Section A Premium and Initial Section B Premium paid by Retrocedant. At the end of the extended period, any continued

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     disagreement between Retrocedant and Retrocessionaire would be submitted to arbitration as set forth in subsection (b) of this Section.

          (b) Any amount remaining in dispute at the conclusion of the Resolution Period for which Retrocedant has not elected the remedies set forth in (a)(i) and (ii) above or as to which any extension period has elapsed without agreement between the parties ("Unresolved Changes") shall be submitted to arbitration. One arbiter (each arbiter, an "Arbiter") shall be chosen by Retrocedant, the other by Retrocessionaire, and an umpire (the "Umpire") shall be chosen by the two Arbiters before they enter upon arbitration. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters, but only after providing 10 days' written notice of its intention to do so and only if such other party has failed to appoint an Arbiter within such 10-day period. The two Arbiters shall in turn choose an Umpire who shall act as the Umpire and preside over the hearing. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days after notification of the appointment of the second Arbiter, the selection of the Umpire shall be made by the A.I.D.A. Reinsurance and Insurance Arbitration Society of the UK ("ARIAS UK"). All Arbiters and Umpires shall be active or retired disinterested property/casualty actuaries of insurance or reinsurance companies or Lloyd's of London Underwriters.

          (c) Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire, unless the parties mutually agree to an extension of time. Subject to the provisions of paragraph (f) of this Section , the decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

          (d) Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration unless otherwise directed by the Arbiters.

          (e) Any arbitration proceedings shall take place in London, England unless the parties agree otherwise.

          (f) Once the Proposed Accounting has been finalized in accordance with the above process, the Final Section A Premium and the Final Section B Premium amounts shall be as set forth in the Proposed Accounting, as determined by the Arbiters, if applicable (the "ARBITRATED FINAL SECTION A PREMIUM" and/or "ARBITRATED FINAL SECTION B PREMIUM", as the case may be). In the event the sum of the Arbitrated Final Section A Premium and the Arbitrated Final Section B Premium amounts (determined in accordance with the first sentence of this Section (f)) is greater than the amount paid by Retrocedant to Retrocessionaire on the Effective Date, Retrocedant shall promptly pay to the account of Retrocessionaire the difference plus interest on such amount at the Applicable Rate from and including the Effective Date to and including the date of such payment. In the event the sum of such amounts (determined in accordance with the first sentence of this Section (f)) is lower than the amount paid by Retrocedant to Retrocessionaire on the Effective Date, Retrocessionaire shall promptly pay to the account of Retrocedant the difference plus interest on such amount at the Applicable Rate from the Effective Date to the date of such payment.

          (g) It is understood that the dispute resolution provisions set forth in this Section represent the exclusive remedy for disputes arising between the parties with respect to the Proposed Accounting and that the dispute mechanisms set forth in the Arbitration Section shall be the exclusive remedy for all disputes not relating to the Proposed Accounting.

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RETROCEDANT CEDING COMMISSION

     With respect to the Reinsurance Contracts ceded under Section B (Prospective Coverage Period -- Premiums (d), Retrocessionaire shall pay to Retrocedant a ceding commission (the "RETROCEDANT CEDING COMMISSION") with respect to the Section B (Prospective) Coverage Period, and such Retrocedant Ceding Commission shall equal 100 percent (100%) of the actual expenses incurred in writing each Reinsurance Contract, including actual ceding commissions and brokerage fees, as determined in accordance with Retrocedant's customary practices and procedures and as submitted to The St. Paul, all as allocable pro rata to periods from and after the Effective Time. Retrocedant Ceding Commission shall also include all underwriting fees and other costs and expenses paid by Retrocedant pursuant to the Underwriting Management Agreement between Retrocedant and Retrocessionaire, dated as of the date hereof, and all underwriting and other expenses incurred by Retrocedant on or after the Effective Date with respect to the liabilities transferred hereunder, as determined in accordance with Retrocedant's customary practices and procedures.

ORIGINAL CONDITIONS

     All retrocessions assumed under this Agreement shall be subject to the same rates, terms, conditions, waivers and interpretations, and to the same modifications and alterations, as the respective Reinsurance Contracts.

INURING RETROCESSIONS

ALLOCATION TO RETROCESSIONAIRE

     Retrocedant agrees that the retrocession contracts purchased by the reinsurance division of The St. Paul ("ST. PAUL RE") from third party retrocessionaires ("THIRD PARTY RETROCESSIONAIRES") on behalf of Retrocedant prior to the Effective Time that are listed on Exhibit D hereto shall inure to the benefit of Retrocessionaire to the extent of liabilities covered under this Agreement ("INURING RETROCESSIONS"), subject to the agreed allocations in Exhibits E, F and G. It is further understood and agreed that facultative reinsurance not listed on Exhibit D but relating to the Reinsurance Contracts shall also inure to the benefit of Retrocessionaire to the extent of liabilities covered under this Agreement and shall be considered Inuring Retrocessions under this Agreement.

TRANSFER

     Retrocedant and Retrocessionaire shall use their respective commercially reasonable efforts to obtain the consent of Third Party Retrocessionaires under the Inuring Retrocessions to include Retrocessionaire as an additional reinsured with respect to the Reinsurance Contracts or, in the alternative, to make all payments directly to the Retrocessionaire, to the extent allocable to the Reinsurance Contracts, in the manner set forth in Exhibit E hereto, and to seek all payments, to the extent allocable to the Reinsurance Contracts, in the manner set forth herein in Exhibit F hereto, directly from Retrocessionaire, it being understood that Retrocessionaire shall bear all risk of non-payment or non-collectibility under the Inuring Retrocessions.

INURING RETROCESSIONS CLAIMS

     Each of the parties agrees to transfer to the other party all recoveries or any portion thereof that such party receives on or after the Effective Time pursuant to the Inuring Retrocessions which are allocated to the other party in the manner set forth in Exhibit E hereto. Retrocedant shall use its commercially reasonable efforts to collect any recoveries due to Retrocessionaire under the Inuring Retrocessions that indemnify

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     the Retrocedant for losses or expenses payable or return of premium allocable to the Retrocessionaire and shall hold them on trust for, and pay them to or to the order of Retrocessionaire. The parties agree that Retrocessionaire's obligations to make payments pursuant to the Inuring Retrocessions or to reimburse Retrocedant pursuant to this Agreement shall not be waived by non-receipt of any such amounts. Retrocessionaire shall reimburse Retrocedant for one hundred percent (100%) of any expenses reasonably incurred by Retrocedant in attempting to make such collection, including all allocated expenses, as determined in accordance with St. Paul Re's customary practices and procedures. Retrocessionaire shall have the right to associate with Retrocedant, at Retrocessionaire's own expense, in any actions brought by Retrocedant to make such collections.

     In the event claims of Retrocedant and Retrocessionaire aggregate in excess of the applicable limit under an Inuring Retrocession, all limits applicable to either Retrocedant or Retrocessionaire shall be allocated between Retrocedant and Retrocessionaire in the manner set forth in Exhibit G hereto.

INITIAL CONSIDERATION

     To the extent not already reflected in the calculation of Final Section B Premium, as part of the Section B (Prospective) Coverage Period premiums described in Section B (Prospective) Coverage Period section, Retrocessionaire shall reimburse Retrocedant for one hundred percent (100%) of any and all unearned premiums paid by Retrocedant under such Inuring Retrocessions net of any applicable unearned ceding commissions paid to Retrocedant thereunder.

ADDITIONAL CONSIDERATION

     Retrocessionaire agrees to pay under the Inuring Retrocessions all future premiums Retrocedant is obligated to pay pursuant to the terms of the Inuring Retrocessions to the extent that such premiums are allocable to Retrocessionaire in the manner set forth in Exhibit F hereto, and not otherwise paid by Retrocessionaire and to indemnify Retrocedant for all such premiums paid directly by Retrocedant, net of any ceding commissions and similar amounts paid by Third Party Retrocessionaires to Retrocedant.

TERMINATION OR COMMUTATION OF INURING RETROCESSIONS

     With respect to any Inuring Retrocessions providing coverage solely with respect to the Reinsurance Contracts, Retrocedant agrees, on behalf of itself and its affiliates, that Retrocedant shall not take any action or fail to take any action that would reasonably result in the termination or commutation of, or any material change in the coverage provided by, any Inuring Retrocession, without the prior written consent of the Retrocessionaire, such consent not to be unreasonably withheld.

     With respect to any Inuring Retrocessions providing coverage for both Reinsurance Contracts and to business not being transferred, neither party shall take any action or fail to take any action that would reasonably result in the termination or commutation of, or any material change in the coverage provided by, any Inuring Retrocession, without the prior written consent of the Retrocessionaire, such consent not to be unreasonably withheld.

LOSS AND LOSS EXPENSE; SALVAGE AND SUBROGATION; FOLLOW THE FORTUNES

     Retrocessionaire shall be liable for one hundred percent (100%) of all future loss, loss adjustment expenses, incurred but not reported losses and other payment obligations that arise (including ceding commissions, as and to the extent determined in the

                                        9
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     Premiums and Additional Consideration section herein) under the Reinsurance
     Contracts on and after January 1, 2002 and are payable as of or after the Effective Time, and shall reimburse Retrocedant for any losses, loss adjustment expenses and other payment obligations paid by Retrocedant following the Effective Time in respect of the Reinsurance Contracts, net of any recoveries received by Retrocedant with respect thereto, including recoveries under Inuring Retrocessions. Retrocessionaire shall have the right to all salvage and subrogation on the account of claims and settlements with respect to the Reinsurance Contracts.

     In the event of a claim under a Reinsurance Contract, Retrocedant will assess the validity of the claim and make a determination as to payment, consistent with the claims handling guidelines previously provided to Retrocedant in writing by Retrocessionaire and Retrocessionaire may exercise its rights under the Administration subsection in respect thereof. Retrocedant shall provide prompt notice of any claim in excess of $500,000 to Retrocessionaire. All payments made by Retrocedant, whether under strict contract terms or by way of compromise, shall be binding on Retrocessionaire. In addition, if Retrocedant refuses to pay a claim in full and a legal proceeding results, Retrocessionaire will be unconditionally bound by any settlement agreed to by Retrocedant or the adverse judgment of any court or arbitrator (which could include any judgment for bad faith, punitive damages, excess policy limit losses or extra contractual obligations) and Retrocedant may recover with respect to such settlements and judgments under this Agreement. Though Retrocedant will settle such claims and litigation in good faith, Retrocessionaire is bound to accept the settlements paid by Retrocedant and such settlements may be for amounts that could be greater than the amounts that would be agreed to by Retrocessionaire if Retrocessionaire were to settle such claims or litigation directly. It is the intent of this Agreement that Retrocessionaire shall in every case in which this Agreement applies and in the proportions specified herein, "follow the fortunes" of Retrocedant in respect of risks Retrocessionaire has accepted under this Agreement.

EXTRA CONTRACTUAL OBLIGATIONS

     In the event Retrocedant or Retrocessionaire is held liable to pay any punitive, exemplary, compensatory or consequential damages because of alleged or actual bad faith or negligence related to the handling of any claim under any Reinsurance Contract or otherwise in respect of such Reinsurance Contract, the parties shall be liable for such damages in proportion to their responsibility for the conduct giving rise to the damages. Such determination shall be made by Retrocedant and Retrocessionaire, acting jointly and in good faith, and in the event the parties are unable to reach agreement as to such determination, recourse shall be had to the Arbitration Section hereof.

ADMINISTRATION OF REINSURANCE CONTRACTS

ADMINISTRATION

     The parties agree that, as of the Effective Time, Retrocedant shall have the sole authority to administer the Reinsurance Contracts in all respects, which authority shall include, but not be limited to, authority to bill for and collect premiums, adjust all claims and handle all disputes thereunder and to effect any and all amendments, commutations and cancellations of the Reinsurance Contracts, subject, however, in the case of administration of claims, to all claims handling guidelines provided in advance in writing by Retrocessionaire to Retrocedant. Retrocedant shall not, on its own, settle any claim, waive any right, defense, setoff or counterclaim relating to the Reinsurance Contracts with respect to amounts in excess of $500,000 or make any ex gratia payments, and shall not amend, commute or terminate any of the Reinsurance Contracts, in each case without the prior written consent of Retrocessionaire.

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

     Notwithstanding the foregoing, to the extent permitted by law, Retrocessionaire may, at its discretion and at its own expense, assume the administration, defense and settlement of any claim upon prior written notice to Retrocedant. Upon receipt of such notice, Retrocedant shall not compromise, discharge or settle such claim except with the prior written consent of Retrocessionaire. Retrocessionaire shall not take any action in the administration of such claim that would reasonably be expected to adversely affect Retrocedant, its business or its reputation, without the prior written consent of Retrocedant. Subject to the terms of the Extra Contractual Obligations section hereof, Retrocessionaire shall indemnify Retrocedant for all Losses, including punitive, exemplary, compensatory or consequential damages arising from such assumption of the conduct of such settlement pursuant to the Indemnification section herein.

REPORTING AND REGULATORY MATTERS

     Each party shall provide the notices and filings required to be made by it to relevant regulatory authorities as a result of this Agreement. Notwithstanding the foregoing, each party shall provide to the other party any information in its possession regarding the Reinsurance Contracts as reasonably required by the other party to make such filings and in a form as agreed to by the parties.

DUTY TO COOPERATE

     Upon the terms and subject to the conditions and other agreements set forth herein, each party agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party in doing, all things necessary or advisable to perform the transactions contemplated by this Agreement.

COMMUNICATIONS RELATING TO THE REINSURANCE CONTRACTS

     Following the Effective Time, Retrocedant and Retrocessionaire shall each promptly forward to the other copies of all material notices and other written communications it receives relating to the Reinsurance Contracts (including, without limitation, all inquiries and complaints from relevant insurance regulators, brokers and other service providers and reinsureds and all notices of claims, suits and actions for which it receives service of process.)

REPORTS AND REMITTANCES

REPORT FROM RETROCEDANT

     Within thirty days following the end of each month, Retrocedant shall provide Retrocessionaire with a summary statement of account for the previous month showing all activity relating to each of the Reinsurance Contracts, including related administration costs and expenses incurred by Retrocedant, consisting of the categories of information set forth in Exhibit H hereto. The monthly statement of account shall also provide a breakdown of any amounts due to the Retrocedant or Retrocessionaire, as the case may be, as reimbursement for paid claims, collected premiums or other amounts due pursuant to the terms of this Agreement, including amounts relating to Inuring Retrocessions.

REMITTANCES

     Within two Business Days after delivery of each monthly report pursuant to the Report subsection of this Section, Retrocedant and Retrocessionaire shall settle all amounts then due under this Agreement for that month. It is agreed that Retrocedant shall retain all premiums received arising from all business written for which the first day of the original cedant's account period occurs prior to the Effective Date until such time as such aggregate amount of such premiums received equals the net amount to be retained by Retrocedant pursuant to subsection
     (d) of the Section A (Retrospective) Coverage Period Section and subsection
     (b) of the Section B (Prospective) Coverage Period Section herein, after which time, such premiums shall be remitted by Retrocedant to Retrocessionaire.

LATE PAYMENTS

     Should any payment due any party to this Agreement be received by such party after the due date for such payment under this Agreement, interest shall accrue from the date on which such payment was due until payment is received by the party entitled thereto, at an annual rate equal to the London Interbank Offered Rate quoted for six month periods as reported in The Wall Street Journal on the first Business Day of the month in which such payment first becomes due plus one hundred basis points (the "APPLICABLE RATE").

COST REIMBURSEMENT

     Retrocessionaire shall reimburse for its allocated share of all costs and expenses incurred by Retrocedant in administering the Reinsurance Contracts as set forth in Exhibit I hereto.

CURRENCY

     For purposes of this Agreement, where Retrocedant receives premiums or pays losses in currencies other than United States dollars, such premiums or losses shall be converted into United States dollars at the actual rates of exchange at which these premiums or losses are entered in the Retrocedant's books.

MAINTENANCE OF LICENSES

     Each of Retrocedant and Retrocessionaire hereby covenants to maintain at all times all licences and authorisations required to undertake the actions contemplated hereby.

ACCESS TO RECORDS

     From and after the Closing Date, Retrocedant shall afford to Retrocessionaire and its respective authorized accountants, counsel and other designated representatives (collectively, "Representatives") reasonable access (including using commercially reasonable best efforts to give access to Persons possessing information) during normal business hours to all data and information that is specifically described in writing (collectively, "Information") within the possession of Retrocedant relating to the liabilities transferred hereunder, insofar as such information is reasonably required by Retrocessionaire. Similarly, from and after the Closing Date, Retrocessionaire shall afford to Retrocedant, any Post-closing Subsidiary of Retrocedant and their respective Representatives reasonable access (including using commercially reasonable best efforts to give access to Persons possessing information) during normal business hours to Information within Retrocessionaire's possession relating to Retrocedant, insofar as such information is reasonably required by Retrocedant. Information may be requested under this Section for, without limitation, audit, accounting, claims, litigation (other than any claims or litigation between the parties hereto) and tax purposes, as well as for purposes of fulfilling disclosure and reporting obligations and for performing this Agreement and the transactions contemplated hereby.

     From and after the Closing Date, Retrocessionaire and Retrocedant or their designated representatives may inspect, at the place where such records are located, any and all data and information that is specifically described in writing within the possession of the other party hereto reasonably relating to this Agreement, on reasonable prior notice and during normal business hours. The rights of the parties under this Section shall survive termination of this Agreement and shall continue for as long as there may be liabilities under the Reinsurance Contracts or reporting or retention requirements under applicable law. In addition, each party shall have the right to take copies (including electronic copies) of any information held by the other party that reasonably relates to this Agreement or the Reinsurance Contracts. Each party shall, and shall cause its designated representatives to, treat and hold as confidential information any information it receives or obtains pursuant to this Section.

INDEMNIFICATION

INDEMNIFICATION BY RETROCEDANT

     Retrocedant agrees to indemnify, defend and hold harmless Retrocessionaire, and its officers, directors and employees with respect to any and all Losses arising from any breach by Retrocedant of any representation, warranty or covenant herein. Retrocedant further agrees to indemnify, defend and hold harmless Retrocessionaire and its officers, directors and employees against any and all Losses arising out of Retrocedant's administration of the Reinsurance Contracts, including but not limited to extracontractual obligations, payments in excess of policy limits and settlements made in respect of any such claims to the extent arising from the gross negligence or wilful misconduct of Retrocedant except to the extent such actions are taken with the prior consent or direction of Retrocessionaire. Such indemnification obligations shall be limited to the aggregate of all fees paid to Retrocedant pursuant to the Cost Reimbursement subsection hereof.

INDEMNIFICATION BY RETROCESSIONAIRE

     Retrocessionaire agrees to indemnify, defend and hold harmless Retrocedant, and its officers, directors and employees with respect to any and all Losses arising from any breach by Retrocessionaire of any representation, warranty or covenant herein. Retrocessionaire further agrees to indemnify, defend and hold harmless Retrocedant and its officers, directors and employees against any and all Losses arising out of Retrocessionaire's administration of the Reinsurance Contracts, including but not limited to extracontractual obligations, payments in excess of policy limits and settlements made in respect of any such claims.

INDEMNIFICATION PROCEDURES

     (a) If a party seeking indemnification pursuant to this Section (each, an "INDEMNITEE") receives notice or otherwise learns of the assertion by a Person (including, without limitation, any governmental entity) who is not a party to this Agreement or an Affiliate thereof, of any claim or of the commencement by any such Person of any Action (a "THIRD PARTY CLAIM") with respect to which the party from whom indemnification is sought (each, an "INDEMNIFYING PARTY") may be obligated to provide indemnification pursuant to the Indemnification by Retrocedant and the Indemnification by Retrocessionaire subsections of this Section, such Indemnitee shall give such Indemnifying Party written notice thereof promptly after becoming aware of such Third Party Claim; PROVIDED that the failure of any Indemnitee to give notice as provided in this Section shall not relieve the Indemnifying Party of its obligations under this Section, except to the extent that such Indemnifying Party is prejudiced by such failure to give notice. Such notice shall describe the Third Party Claim in as much detail as is reasonably possible and, if ascertainable, shall indicate the amount (estimated if necessary) of the Loss that has been or may be sustained by such Indemnitee.

     (b) An Indemnifying Party may elect to defend or to seek to settle or compromise, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any Third Party Claim. Within 30 days of the receipt of notice from an Indemnitee in accordance with subsection (a) of this Section (or sooner, if the nature of such Third Party Claim so requires), the Indemnifying Party shall notify the Indemnitee of its election whether the Indemnifying Party will assume responsibility for defending such Third Party Claim, which election shall specify any reservations or exceptions. After notice from an Indemnifying Party to an Indemnitee of its election to assume the defense of a Third Party Claim, such Indemnifying Party shall not be liable to such Indemnitee under this Section for any legal or other expenses (except expenses approved in writing in advance by the Indemnifying Party) subsequently incurred by such Indemnitee in connection with the defense thereof; PROVIDED that, if the defendants in any such claim include both the Indemnifying Party and one or more Indemnitees and in any Indemnitee's reasonable judgment a conflict of interest between one or more of such Indemnitees and such Indemnifying Party exists in respect of such claim or if the Indemnifying Party shall have assumed responsibility for such claim with reservations or exceptions that would materially prejudice such Indemnitees, such Indemnitees shall have the right to employ separate counsel to represent such Indemnitees and in that event the reasonable fees and expenses of such separate counsel (but not more than one separate counsel for all such Indemnitees reasonably satisfactory to the Indemnifying Party) shall be paid by such Indemnifying Party. If an Indemnifying Party elects not to assume responsibility for defending a Third Party Claim, or fails to notify an Indemnitee of its election as provided in this Section, such Indemnitee may defend or (subject to the remainder of this Section) seek to compromise or settle such Third Party Claim at the expense of the Indemnifying Party.

     (c) Neither an Indemnifying Party nor an Indemnitee shall consent to entry of any judgment or enter into any settlement of any Third Party Claim which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee, in the case of a consent or settlement by an Indemnifying Party, or the Indemnifying Party, in the case of a consent or settlement by the Indemnitee, of a written release from all liability in respect to such Third Party Claim.

     (d) If an Indemnifying Party chooses to defend or to seek to compromise or settle any Third Party Claim, the Indemnitee shall make available at reasonable times to such Indemnifying Party any personnel or any books, records or other documents within its control or which it otherwise has the ability to make available that are necessary or appropriate for such defense, settlement or compromise, and shall otherwise cooperate in a reasonable manner in the defense, settlement or compromise of such Third Party Claim.

     (e) Notwithstanding anything in this Section to the contrary, neither an Indemnifying Party nor an Indemnitee may settle or compromise any claim over the objection of the other; PROVIDED that consent to settlement or compromise shall not be unreasonably withheld or delayed. If an Indemnifying Party notifies the Indemnitee in writing of such Indemnifying Party's desire to settle or compromise a Third Party Claim on the basis set forth in such notice (provided that such settlement or compromise includes as an unconditional term thereof the giving by the claimant or plaintiff of a written release of the Indemnitee from all liability in respect thereof) and the Indemnitee shall notify the Indemnifying Party in writing that such Indemnitee declines to accept any such settlement or compromise, such Indemnitee may continue to contest such Third Party Claim, free of any participation by such Indemnifying Party, at such Indemnitee's sole expense. In such event, the obligation of such Indemnifying Party to such Indemnitee with respect to such Third Party Claim shall be equal to (i) the costs and expenses of such Indemnitee prior to the date such Indemnifying Party notifies such Indemnitee of the offer to settle or compromise (to the extent such costs and expenses are otherwise indemnifiable hereunder) PLUS (ii) the lesser of (A) the amount of any offer of settlement or compromise which such Indemnitee declined to accept and (B) the actual out-of-pocket amount such Indemnitee is obligated to pay subsequent to such date as a result of such Indemnitee's continuing to pursue such Third Party Claim.

     (f) In the event of payment by an Indemnifying Party to any Indemnitee in connection with any Third Party Claim, such Indemnifying Party shall be subrogated to and shall stand in the place of such Indemnitee as to any events or circumstances in respect of which such Indemnitee may have any right or claim relating to such Third Party Claim against any claimant or plaintiff asserting such Third Party Claim or against any other Person. Such Indemnitee shall cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right or claim.

     (g) Except with respect to claims relating to actual fraud, the indemnification provisions set forth in this section are the sole and exclusive remedy of the parties hereto for any and all claims for indemnification under this Agreement.

SURVIVAL

     This Indemnification Section shall survive termination of this Agreement.

ARBITRATION

     All disputes and differences arising under or in connection with this Agreement shall be referred to arbitration under the Arbitration Rules of ARIAS (UK).

     The Arbitration Tribunal shall consist of three arbitrators, one to be appointed by the claimant party, one to be appointed by the respondent party and the third to be appointed by the two appointed arbitrators.

     The third member of the Tribunal shall be appointed as soon as practicable (and no later than 28 days) after the appointment of the two party-appointed arbitrators. The Tribunal shall be constituted upon the appointment of the third arbitrator.

     The Arbitrators shall be persons (including those who have retired) with not less than ten years' experience of insurance or reinsurance within the industry or as lawyers or other professional advisers serving the industry.

     Where a party fails to appoint an arbitrator within 14 days of being called upon to do so or where the two party-appointed arbitrators fail to appoint a third within 28 days of their appointment, then upon application ARIAS
     (UK) will appoint an arbitrator to fill the vacancy. At any time prior to appointment by ARIAS (UK) the party or arbitrators in default may make such appointment.

     The Tribunal may in its sole discretion make such orders and directions as it considers to be necessary for the final determination of the matters in dispute. The Tribunal shall have the widest discretion permitted under the law governing the arbitral procedure when making such orders or directions.

     The seat of arbitration shall be London.

     Each party shall bear the expense of its own arbitrator and shall share equally with the other party the expense of the third arbitrator and of the arbitration.

     This Arbitration section shall survive termination of this Agreement.

INSOLVENCY

     In the event of the insolvency of Retrocedant, this reinsurance shall be payable directly to Retrocedant, or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of Retrocedant without diminution because of the insolvency of Retrocedant or because the liquidator, receiver, conservator or statutory successor of Retrocedant has failed to pay all or a portion of any claim.

     It is agreed, however, that the liquidator, receiver, conservator or statutory successor of Retrocedant shall give written notice to the Retrocessionaire of the pendency of a claim against Retrocedant indicating the Reinsurance Contract, which claim would involve a possible liability on the part of Retrocessionaire within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, Retrocessionaire may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses that it may deem available to Retrocedant or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by Retrocessionaire shall be chargeable, subject to the approval of the court, against Retrocedant as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to Retrocedant solely as a result of the defense undertaken by Retrocessionaire.

     As to all reinsurance made, ceded, renewed or otherwise becoming effective under this Agreement, the reinsurance shall be payable as set forth above by Retrocessionaire to Retrocedant or to its liquidator, receiver, conservator or statutory successor, except (i) where the Reinsurance Contracts specifically provide another payee in the event of the insolvency of Retrocedant, and (ii) where Retrocessionaire, with the consent of the reinsured or reinsureds under the Reinsurance Contracts, has assumed such Reinsurance Contract obligations of Retrocedant as direct obligations of Retrocessionaire to the payees under such Reinsurance Contracts and in substitution for the obligations of the Retrocedant to such payees.

For the purposes of this Section 16, an Insolvency Event shall occur if:

     (i) a winding up petition is presented in respect of Retrocedant or a provisional liquidator is appointed over it or if Retrocedant goes into administration, administrative receivership or receivership or if Retrocedant has a scheme of arrangement or voluntary arrangement proposed in relation to all or any part of its affairs; or

     (ii) Retrocedant goes into compulsory or voluntary liquidation;

          or, in each case, if Retrocedant becomes subject to any other similar insolvency process (whether under the laws of England and Wales or elsewhere); and

          Retrocedant is unable to pay its debts as and when they fall due within the meaning of section 123 of the Insolvency Act 1986 (or any statutory amendment or re-enactment of that section).

OFFSET

     Retrocedant and Retrocessionaire shall have the right to offset any balance or amounts due from one party to the other under the terms of this Agreement. The party asserting the right of offset may exercise such right at any time whether the balances due are on account of premiums, losses or otherwise.

ERRORS AND OMISSIONS

     Any inadvertent delay, omission, error or failure shall not relieve either party hereto from any liability which would attach hereunder if such delay, omission, error or failure had not been made, provided such delay, omission, error or failure is rectified as soon as reasonably practicable upon discovery.

CREDIT FOR REINSURANCE; SECURITY

CREDIT FOR REINSURANCE

     Retrocessionaire shall take all actions reasonably necessary, if any, to permit Retrocedant to obtain full financial statement credit in all applicable jurisdictions for all liabilities assumed by the Retrocessionaire pursuant to this Agreement, including but not limited to loss and loss adjustment expense reserves, unearned premium reserves, reserves for incurred but not reported losses, allocated loss adjustment expenses and ceding commissions, and to provide the security required for such purpose, in a form reasonably acceptable to Retrocedant. Any reserves required by the foregoing in no event shall be less than the amounts required under the law of the jurisdiction having regulatory authority with respect to the establishment of reserves relating to the relevant Reinsurance Contracts. For purposes of this Section, such "actions reasonably necessary" may include, without limitation, the furnishing of a letter of credit or the establishment of a custodial or trust account, as permitted under applicable law, to secure the payment of the amounts due the Retrocedant under this Agreement.

EXPENSES

     All expenses of establishing and maintaining any letter of credit or other security arrangement shall be paid by Retrocessionaire.

SECURITY

     Retrocessionaire shall establish and maintain a trust fund or other security arrangement for the benefit of Retrocedant as security for the obligations of Retrocessionaire under this Agreement. The trust fund or other security arrangement shall be in a form reasonably satisfactory to Retrocedant and shall comply with such requirements (if any) as may be laid down by the Financial Services Authority. It is understood that to the extent Retrocessionaire provides such other security arrangement reasonably satisfactory to Retrocedant, Retrocesssionaire shall not be required to provide a trust fund under this provision.

     Retrocessionaire shall be permitted to liquidate the trust at the earlier of (i) such time as Retrocessionaire's obligations under this Agreement have been met or are terminated or waived or (ii) the reserves so reported by Retrocessionaire do not exceed $100 million as of two successive calendar year ends.

     Retrocedant shall bear the costs and expenses of the trustee relating to the trust.

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MISCELLANEOUS PROVISIONS

SEVERABILITY

     If any term or provision of this Agreement shall be held void, illegal, or unenforceable, the validity of the remaining portions or provisions shall not be affected thereby.

SUCCESSORS AND ASSIGNS

     This Agreement may not be assigned by either party without the prior written consent of the other. The provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns as permitted herein.

EQUITABLE RELIEF

     Each party hereto acknowledges that if it or its employees or agents violate the terms of this Agreement, the other party will not have an adequate remedy at law. In the event of such a violation, the other party shall have the right, in addition to any other rights that may be available to it, to obtain in any court of competent jurisdiction injunctive relief to restrain any such violation and to compel specific performance of the provisions of this Agreement. The seeking or obtaining of such injunctive relief shall not foreclose or limit in any way relief against either party hereto for any monetary damage arising out of such violation.

EXECUTION IN COUNTERPARTS

     This Agreement may be executed by the parties hereto in any number of counterparts and by each of the parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

NOTICES

     All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand (with receipt confirmed), or by facsimile (with transmission confirmed), or by certified mail, postage prepaid and return receipt requested, addressed as follows (or to such other address as a party may designate by written notice to the others) and shall be deemed given on the date on which such notice is received:

     If to Retrocedant:

     St. Paul Reinsurance Company Limited
     27 Camperdown Street
     London
     E1 8DS
     Facsimile: + 44 20 7488 6345
     Attention: Company Secretary

     If to Retrocessionaire:
     Platinum Underwriters Reinsurance, Inc.
     195 Broadway
     New York, New York 10007
     Facsimile: 001 212 238 9202
     Attention: Chief Financial Officer

WIRE TRANSFER

     All settlements in accordance with this Agreement shall be made by wire transfer of immediately available funds on the due date, or if such day is not a Business Day, on the next day which is a Business Day, pursuant to the following wire transfer instructions:

     For credit to Platinum Underwriters Reinsurance, Inc.
     Citibank, Newcastle, Delaware
     Account Number 38660864
     Bank ABA Number 031100209

     For credit to St. Paul Reinsurance Company Limited [      ]

     Payment may be made by cheque payable in immediately available funds in the event the party entitled to receive payment has failed to provide wire transfer instructions.

HEADINGS

     Headings used herein are not a part of this Agreement and shall not affect the terms hereof.

FURTHER ASSURANCES

     Each of the parties shall from time to time, on being reasonably requested to do so by the other party to this Agreement, do such acts and/or execute such documents in a form reasonably satisfactory to the party concerned as may be necessary to give full effect to this Agreement and securing to that party the full benefit of the rights, powers and remedies conferred upon it by this Agreement.

THIRD PARTY RIGHTS

     (A) Section 14 confers a benefit on the officers, directors and employees of Retrocedant and of Retrocessionaire (the "THIRD PARTIES") and, subject to the remaining provisions of this Section 20.9, is intended to be enforceable by the Third Parties by virtue of the Contracts (Rights of Third Parties) Act 1999.

     The parties to this Agreement do not intend that any term of this Agreement, apart from Section 14, should be enforceable, by virtue of the Contracts (Rights of Third Parties) Act 1999, by any person who is not a party to this Agreement.

     Notwithstanding the provisions of Section 20.9(A) above, this Agreement may be rescinded or varied in any way and at any time by the parties to this Agreement without the consent of any or all of the Third Parties.

AMENDMENTS; ENTIRE AGREEMENT

     This Agreement may be amended only by written agreement of the parties. This Agreement, together with the Formation and Separation Agreement, supersedes all prior discussions and written and oral agreements and constitutes the sole and entire agreement between the parties with respect to the subject matter hereof.

GOVERNING LAW

     This Agreement shall be governed by English law.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorised representatives as of the date first above written.

                                       ST. PAUL REINSURANCE COMPANY
                                       LIMITED

                                       By
                                          --------------------------------------
                                          Name:
                                          Title:

                                       PLATINUM UNDERWRITERS
                                       REINSURANCE, INC.

                                       By
                                          --------------------------------------
                                          Name:
                                          Title:

                                   EXHIBIT A-1

                            LIST OF INCLUDED CLASSES

     The business that will be transferred into Platinum Re is defined by all business incepting in the 2002 underwriting year and belonging to the included classes below.

                                      A-1-1

                               LONDON CLASSES
L06                            N. AM MED MAL
L08                         N AM CASUALTY TREATY
L11                               N. AM CAT
L17                           N AM PROPERTY P-R
L18                        N AM PROPERTY PER RISK
L74                              MED MAL PR
L91                              N. AM CROP
L21                           INT'L MARINE P-R
L23                          INT'L PROPERTY P-R
L24                        INT'L PROPERTY PER RISK
L25                               INT'L CAT
L26                            INT'L MOTOR XS
L27                         INT'L CASUALTY EXCESS
L32                            INT'L MARINE XL
L33                   U.K. PROPERTY PROPORTIONAL TREATY
L34                          INT'L CASUALTY P-R
L79                              SATELITE XS
L80                       INT'L MOTOR LIABILITY PR
L40                          N AM MOTOR PRO RATA
L41                             N AM MOTOR XL
L43                           N AM GL PRO RATA
L44                              N AM GL XL
L48                              N AM PI XL
L63                           N AM PI PRO RATA
B21                          BRUSSELS MARINE PR
B23                      BRUSSELS INT'L PROPERTY P-R
B24                   BRUSSELS INT'L PROPERTY PER RISK
B25                          BRUSSELS INT'L CAT
B26                          BRUSSES INT'L MOTOR
B27                        BRUSSELS INT'L LIAB XS
B32                       BRUSSELS INT'L MARINE XS
B34                        BRUSSELS INT'L LIAB PR
B55                    BRUSSELS INT'L PERSONAL ACC P-R
B60                 BRUSSELS INT MOTOR PHYSICAL DAMAGE PR
B61                        BRUSSELS ENGINEERING PR
B62                        BRUSSELS ENGINEERING XL
B80                        BRUSSELS MOTOR PRO RATA
M21                           MUNICH - MARINE PR
M23                      MUNICH - INT'L PROPERTY P-R
M24                    MUNICH - INT'L PROPERTY PER RISK
M25                           MUNICH - INT'L CAT
M26                          MUNICH - INT'L MOTOR
M27                         MUNICH - INT'L LIAB XS
M32                        MUNICH - INT'L MARINE XS
M34                    MUNICH INT'L LIABILITY PRO RATA
M55              MUNICH INT'L PROPORTIONAL PERSONAL ACCIDENT
M60             MUNICH INTERNATIONAL MOTOR PRO RATA TREATY (MAPD)
M61           MUNICH INTERNATIONAL ENGINEERING PRO RATA TREATY
M62             MUNICH INTERNATIONAL ENGINEERING EXCESS TREATY
LL1                    L1 GTR SCALEBACK EUROPE CLASS 1
LL2                    L2 GTR SCALEBACK EUROPE CLASS 2
LL3                    L3 GTR SCALEBACK EUROPE CLASS 3
LL5                    L5 GTR SCALEBACK EUROPE CLASS 5
LF1                    F1 GTR SCALEBACK EUROPE CLASS 1
LF2                    F2 GTR SCALEBACK EUROPE CLASS 2
LF3                    F3 GTR SCALEBACK EUROPE CLASS 3
LF5                    F5 GTR SCALEBACK EUROPE CLASS 5
LL4                    L4 GTR SCALEBACK EUROPE CLASS 4
LF4                    F4 GTR SCALEBACK EUROPE CLASS 4

                                      A-1-2

                                   EXHIBIT A-2

                            THE REINSURANCE CONTRACTS

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    11       11    US Prop.Cat Tty  000547021AXP    1/15/02   1/14/03  Farmers Ins Exchange *AC*   Farmers Ins Corporate
    11       11    US Prop.Cat Tty  000728021AXP    1/1/02   12/31/02  California EQ Authori *TO*  California Earthquake Auth Cat
    11       11    US Prop.Cat Tty  001516021AXP    1/15/02   1/14/03  Farmers Ins Exchange *AC*   Farmers Ex Cat TX
    11       11    US Prop.Cat Tty  002211021AXP    1/1/02   12/31/02  Wellington Synd 2020 *AC*   Wellington Uwtg Inc 3rd Cat
    11       11    US Prop.Cat Tty  002482021AXP    1/1/02   12/31/02  Houston Cas Co *AC*         Houston Casualty 1st Cat
    11       11    US Prop.Cat Tty  002753021AXP    1/1/02   12/31/02  Wellington Synd 2020 *AC*   Wellington Uwtg Inc 2nd Cat
    11       11    US Prop.Cat Tty  002795021AXP    1/1/02   12/31/02  Balboa Ins Co *AC*          Balboa Ins Co 4th Cat Layer
    11       11    US Prop.Cat Tty  002796021AXP    1/1/02   12/31/02  Balboa Ins Co *AC*          Balboa Ins Co 2nd Cat Layer
    11       11    US Prop.Cat Tty  002840021AXP    1/1/02   12/31/02  Alfa Mut Ins Co *AC*        Alfa Mutual 5th Cat
    11       11    US Prop.Cat Tty  002841021AXP    1/1/02   12/31/02  Alfa Mut Ins Co *AC*        Alfa Mutual 3rd Cat
    11       11    US Prop.Cat Tty  825759021AXP    1/1/02   12/31/02  Houston Cas Co *AC*         Houston Cas Co 2nd Cat
    11       11    US Prop.Cat Tty  825895021AXP    1/1/02   12/31/02  Nat Grange Mut Ins Co *AC*  National Grange Cat 4th Cat
    18       18    US Prop.Risk XL  000900021AXP    1/1/02   12/31/02  XL Re America Inc *AC*      NAC Re 4th Layer Risk Excess
    18       18    US Prop.Risk XL  002210021AXP    1/1/02   12/31/02  Wellington Synd 2020 *AC*   Wellington Uwtg Inc 2nd Risk
    18       18    US Prop.Risk XL  002212021AXP    1/1/02   12/31/02  Wellington Synd 2020 *AC*   Wellington Uwtg Inc 3rd Risk
    18       18    US Prop.Risk XL  825267021AXP    1/1/02   12/31/02  XL Re America Inc *AC*      NAC Re Corp 3rd Risk
    21       21    Marine PrR Tty   040225021BRM    1/1/02   12/31/02  GLOBAL CO DE SEG SA *TO*    MARINE HULL & CARGO QS
    21       21    Marine PrR Tty   040226021BRM    1/1/02   12/31/02  GLOBAL CO DE SEG SA *TO*    MARINE CARGO SPL
    21       21    Marine PrR Tty   040230021BRM    1/1/02   12/31/02  Mundial Confianca *AC*      MARINE FO"B"
    21       21    Marine PrR Tty   040231021BRM    1/1/02   12/31/02  Mundial Confianca *AC*      MARINE FO"C"
    21       21    Marine PrR Tty   053067021BRM    1/1/02   12/31/02  BPB Assic SpA *AC*          MARINE H&C QUOTA SHARE TREATY
    21       21    Marine PrR Tty   055813021BRM    1/1/02   12/31/02  RAS (Riunione Adriati *AC*  MARINE HULL QUOTA SHARE TTY
    23       23    Intl.Prop.Pro R  002448021NRP    1/1/02   12/31/02  Amlin Synd 2001 *AC*        Summit Property Surplus
    23       23    Intl.Prop.Pro R  002691021NRP    1/1/02   12/31/02  Bahamas First Gen Ins *TO*  Bahamas First qs/1st surp
    23       23    Intl.Prop.Pro R  002692021NRP    1/1/02   12/31/02  Bahamas First Gen Ins *TO*  Bahamas First 2nd surp
    23       23    Intl.Prop.Pro R  002739021NRP    2/1/02    1/31/03  Colonial Ins Co Ltd *AC*    Colonial Surplus

                                      A-2-1

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    23       23    Intl.Prop.Pro R  002895021NRP    1/1/02   12/31/02  HSBC Re Ltd *NR*            HSBC UK Quota Share
    23       23    Intl.Prop.Pro R  003462021NRP    1/1/02   12/31/02  Winterthur Ass *TO*         Winterthur Hail QS
    23       23    Intl.Prop.Pro R  003479021NRP    7/1/02    6/30/03  Clico Int Gen Ins Ltd *TO*  Clico Equity QS/Surplus
    23       23    Intl.Prop.Pro R  040220021BRP    1/1/02   12/31/02  GLOBAL CO DE SEG SA *TO*    FIRE & ALL 1SPL
    23       23    Intl.Prop.Pro R  040221021BRP    1/1/02   12/31/02  GLOBAL CO DE SEG SA *TO*    FIRE & ALL 2SPL
    23       23    Intl.Prop.Pro R  040386021BRP    1/1/02   12/31/02  Hannover Ruck AG *AC*       FIRE SSP
    23       23    Intl.Prop.Pro R  040391021BRP    1/1/02   12/31/02  Hannover Ruck AG *AC*       FIRE & ENGINEERING QS
    23       23    Intl.Prop.Pro R  040394021BRP    1/1/02   12/31/02  Hannover Ruck AG *AC*       FIRE & ENGINEERING FSP
    23       23    Intl.Prop.Pro R  044703021BRP    1/1/02   12/31/02  INTERPOLIS NV *AC*          CATTLE QS
    23       23    Intl.Prop.Pro R  045473021BRP    1/1/02   12/31/02  INTERPOLIS NV *AC*          HAGELUNIE SURPLUS+STORM EVENT
    23       23    Intl.Prop.Pro R  049678021BRP    1/1/02   12/31/02  Allianz Royal Nederla *AC*  FIRE & ALLIED QS SHARE TREATY
    23       23    Intl.Prop.Pro R  053064021BRP    1/1/02   12/31/02  BPB Assic SpA *AC*          BURGLARY QUOTA SHARE TREATY
    23       23    Intl.Prop.Pro R  053065021BRP    1/1/02   12/31/02  BPB Assic SpA *AC*          FIRE QUOTA SHARE TREATY
    23       23    Intl.Prop.Pro R  055936021BRP    1/1/02   12/31/02  Leeuwarder Onderlinge *TO*  FIRE AND ALLIED SURPLUS TREATY
    23       23    Intl.Prop.Pro R  920459021NRP    2/1/02    1/31/03  British Caymanian Ins *AC*  British Caymanian 1st Surplus
    23       23    Intl.Prop.Pro R  920481021NRP    1/1/02   12/31/02  Argus Ins Co Ltd *AC*       Argus Property QS&1st Surplus
    24       24    Intl.Prop Risk   000150021NXP    1/1/02   12/31/02  Victoria Ruck *AC*          Victoria Risk X/L - 1st layer
    24       24    Intl.Prop Risk   000151021NXP    1/1/02   12/31/02  Victoria Ruck *AC*          Victoria Risk XL - 2nd layer
    24       24    Intl.Prop Risk   000269021NXP    7/1/02    6/30/03  Zurich Ins Co *AC*          Zurich 1st Risk
    24       24    Intl.Prop Risk   000271021NXP    7/1/02    6/30/03  Zurich Ins Co *AC*          Zurich 2nd Risk
    24       24    Intl.Prop Risk   001071021NXP    4/1/02    3/31/03  Nichido F&M Ins Co Lt *AC*  Nichido 1st Risk
    24       24    Intl.Prop Risk   001072021NXP    4/1/02    3/31/03  Nichido F&M Ins Co Lt *AC*  Nichido 2nd Risk
    24       24    Intl.Prop Risk   001199021NXP    7/1/02    6/30/03  Alliance & Leicester *XO*   Alliance & Leicester 1/2 risk
    24       24    Intl.Prop Risk   001318021NXP    1/1/02   12/31/02  Converium Ltd *AC*          Converium 1st eng. xl
    24       24    Intl.Prop Risk   001319021NXP    1/1/02   12/31/02  Converium Ltd *AC*          Converium 3rd eng. xl
    24       24    Intl.Prop Risk   001396021NXP    1/1/02   12/31/02  Al-Alamiya Ins Co Ltd *AC*  Al-Alamiya Risk & Cat XL
    24       24    Intl.Prop Risk   001829021NXP    1/1/02   12/31/02  Victoria Vers AG *AC*       Victoria 1st Risk
    24       24    Intl.Prop Risk   001831021NXP    1/1/02   12/31/02  Victoria Vers AG *AC*       Victoria 3rd Risk
    24       24    Intl.Prop Risk   001892021NXP    1/1/02   12/31/02  Royal Sun Alliance NZ *AC*  RSA - NZ Risk
    24       24    Intl.Prop Risk   002073021NXP    1/1/02   12/31/02  Swiss Re Italia SpA *AC*    Swiss Re Italia 3rd Risk

                                      A-2-2

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    24       24    Intl.Prop Risk   002074021NXP    1/1/02   12/31/02  Swiss Re Italia SpA *AC*    Swiss Re Italia 2nd Risk XL
    24       24    Intl.Prop Risk   002324021NXP    1/1/02   12/31/02  R+V Vers AG, Ruck-Re *AC*   R&V Versicherung 2nd Risk XL
    24       24    Intl.Prop Risk   002327021NXP    1/1/02   12/31/02  R+V Vers AG, Ruck-Re *AC*   R&V Versicherung 1st Risk XL
    24       24    Intl.Prop Risk   002392021NXP    1/1/02   12/31/02  Ecclesiastical Ins Of *AC*  Ecclesiastical 1st Risk
    24       24    Intl.Prop Risk   002422021NXP    1/1/02   12/31/02  Northern Star Ins Co *AC*   Northern Star 1st Risk XL
    24       24    Intl.Prop Risk   002423021NXP    1/1/02   12/31/02  Northern Star Ins Co *AC*   Northern Star 2nd Risk
    24       24    Intl.Prop Risk   002424021NXP    1/1/02   12/31/02  Northern Star Ins Co *AC*   Northern Star 3rd Risk XL
    24       24    Intl.Prop Risk   002444021NXP    1/1/02   12/31/02  Amlin Synd 2001 *AC*        Summit Property Layer 1
    24       24    Intl.Prop Risk   002445021NXP    1/1/02   12/31/02  Amlin Synd 2001 *AC*        Summit Property Layer 2
    24       24    Intl.Prop Risk   002446021NXP    1/1/02   12/31/02  Amlin Synd 2001 *AC*        Summit Property Layer 3
    24       24    Intl.Prop Risk   002447021NXP    1/1/02   12/31/02  Amlin Synd 2001 *AC*        Summit Property Layer 4
    24       24    Intl.Prop Risk   002526021NXP    1/1/02   12/31/02  GE Frankona Re Ltd *AC*     GE Frankona 1st Engineering xl
    24       24    Intl.Prop Risk   002678021NXP    1/1/02   12/31/02  Cornhill Ins PLC *AC*       Cornhill Coded Risk XL
    24       24    Intl.Prop Risk   002766021NXP    1/1/02   12/31/02  QBE Ins & Re (Europe) *XF*  QBE Ireland 1st Risk XL
    24       24    Intl.Prop Risk   002767021NXP    1/1/02   12/31/02  QBE Ins & Re (Europe) *XF*  QBE Ireland 2nd Risk XL
    24       24    Intl.Prop Risk   002771021NXP    1/1/02   12/31/02  Gage P J Synd 1301 *AC*     Broadgate 2nd & 3rd Risk
    24       24    Intl.Prop Risk   002782021NXP    1/1/02   12/31/02  Converium Ltd *AC*          Converium 2nd eng. xl
    24       24    Intl.Prop Risk   002793021NXP    1/1/02   12/31/02  GE Frankona Re Ltd *AC*     G E frankona top layer risk
    24       24    Intl.Prop Risk   002805021NXP    1/1/02   12/31/02  Nat Farmers Union Mut *AC*  NFU 4th Risk
    24       24    Intl.Prop Risk   002806021NXP    1/1/02   12/31/02  Groupama Ins Co Ltd *AC*    GROUPAMA Household 1st Risk XL
    24       24    Intl.Prop Risk   002817021NXP    1/1/02   12/31/02  Sydney Re Co Ltd *AC*       QBE (Sydney Re) Risk XL
    24       24    Intl.Prop Risk   002928021NXP    1/1/02   12/31/02  Northern Star Ins Co *AC*   Northern Star 4th Risk XL
    24       24    Intl.Prop Risk   003021021NXP    1/1/02   12/31/02  PritchardMSF Synd0318 *AC*  Pritchard 3rd Layer Risk
    24       24    Intl.Prop Risk   003021021NXP    1/1/02   12/31/02  PritchardMSF Synd0318 *AC*  Pritchard 3rd Layer Risk
    24       24    Intl.Prop Risk   003022021NXP    1/1/02   12/31/02  PritchardMSF Synd0318 *AC*  Pritchard 2nd Layer Risk
    24       24    Intl.Prop Risk   003022021NXP    1/1/02   12/31/02  PritchardMSF Synd0318 *AC*  Pritchard 2nd Layer Risk
    24       24    Intl.Prop Risk   003176021NXP    7/1/02    6/30/03  Allianz Australia Ins *AC*  Allianz Unknown Accumul X/L
    24       24    Intl.Prop Risk   003289021NXP    1/1/02   12/31/02  Sydney Re Co Ltd *AC*       QBE (Sydney RE)Fac 2nd risk
    24       24    Intl.Prop Risk   003333021NXP    1/1/02   12/31/02  Fubon Ins Co Ltd *XF*       Fubon 2nd Layer Risk
    24       24    Intl.Prop Risk   003334021NXP    1/1/02   12/31/02  Fubon Ins Co Ltd *XF*       Fubon 3rd layer risk

                                      A-2-3

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    24       24    Intl.Prop Risk   003340021NXP    1/1/02   12/31/02  Groupama Ins Co Ltd *AC*    GROUPAMA Commercial 2nd Risk
    24       24    Intl.Prop Risk   003341021NXP    1/1/02   12/31/02  Groupama Ins Co Ltd *AC*    GROUPAMA Commercial 3rd Risk
    24       24    Intl.Prop Risk   003398021NXP    1/1/02   12/31/02  GE Frankona Re Ltd *AC*     GE Frankona 2nd Engineering xl
    24       24    Intl.Prop Risk   003401021NXP    3/1/02    2/28/03  PritchardMSF Synd0318 *AC*  Pritchard Commercial Risk XL 2
    24       24    Intl.Prop Risk   003404021NXP    1/1/02   12/31/02  South African Special *AC*  SASRIA 2nd Risk and Cat XL
    24       24    Intl.Prop Risk   003454021NXP    1/1/02   12/31/02  Groupama Ins Co Ltd *AC*    GROUPAMA Comml 2nd Risk Backup
    24       24    Intl.Prop Risk   003486021NXP    7/1/02    6/30/03  ACE Ins Co Bermuda Lt *AC*  ACE Tempest CAR/EAR $5m/5m
    24       24    Intl.Prop Risk   003487021NXP    7/1/02    6/30/03  ACE Ins Co Bermuda Lt *AC*  ACE Tempest Boiler & Mach XL
    24       24    Intl.Prop Risk   040084021BXP    1/1/02   12/31/02  VICTORIA VERS AG *AC*       FIRE XSL
    24       24    Intl.Prop Risk   040338021BXP    1/1/02   12/31/02  VICTORIA VERS AG *AC*       FIRE XSL (DAS)
    24       24    Intl.Prop Risk   045385021BXP    1/1/02   12/31/02  BAYERISCHE BEAMTENVER *AC*  BURGLARY XSL 1ST LAYER
    24       24    Intl.Prop Risk   045392021BXP    1/1/02   12/31/02  BAYERISCHE BEAMTENVER *AC*  FIRE XSL 1ST LAYER
    24       24    Intl.Prop Risk   045393021BXP    1/1/02   12/31/02  BAYERISCHE BEAMTENVER *AC*  FIRE XSL 2ND LAYER
    24       24    Intl.Prop Risk   045395021BXP    1/1/02   12/31/02  BAYERISCHE BEAMTENVER *AC*  FIRE XSL 3RD LAYER
    24       24    Intl.Prop Risk   046488021BXP    1/1/02   12/31/02  INTERPOLIS NV *AC*          AGRO PROPERTY XSL
    24       24    Intl.Prop Risk   046604021BXP    1/1/02   12/31/02  Vers Bayern Konzern-R *AC*  FIRE XSL ON RET. 1ST LAYER
    24       24    Intl.Prop Risk   048072021BXP    1/1/02   12/31/02  INTERPOLIS NV *AC*          FIRE / E.C. NON LIFE COM 2L.
    24       24    Intl.Prop Risk   048093021BXP    1/1/02   12/31/02  PROVINZIAL FEUERVERS *AC*   FIRE XSL 3RD LAYER
    24       24    Intl.Prop Risk   048105021BXP    1/1/02   12/31/02  PROVINZIAL FEUERVERS *AC*   FIRE XSL 1ST LAYER
    24       24    Intl.Prop Risk   048118021BXP    1/1/02   12/31/02  Generali Lloyd *AC*         PROPERTY XSL PER RISK 1ST L.
    24       24    Intl.Prop Risk   048120021BXP    1/1/02   12/31/02  Generali Lloyd *AC*         PROPERTY XSL PER RISK 2ND L.
    24       24    Intl.Prop Risk   048121021BXP    1/1/02   12/31/02  Generali Lloyd *AC*         PROPERTY XSL PER RISK 3RD L.
    24       24    Intl.Prop Risk   048127021BXP    1/1/02   12/31/02  Generali Lloyd *AC*         F&A ACC XSL 1 LAYER PER RISK
    24       24    Intl.Prop Risk   048130021BXP    1/1/02   12/31/02  Generali Lloyd *AC*         F&A ACC XSL 2 LAYER PER RISK
    24       24    Intl.Prop Risk   048358021BXP    1/1/02   12/31/02  NV Secura SA Belgian *AC*   EUROPEAN PROPERTY XSL 2L/ RISK
    24       24    Intl.Prop Risk   048360021BXP    1/1/02   12/31/02  NV Secura SA Belgian *AC*   EUROPEAN PROPERTY XSL 3L/ RISK
    24       24    Intl.Prop Risk   048602021BXP    1/1/02   12/31/02  Generali Lloyd *AC*         F&A ACC XSL 3 LAYER PER RISK
    24       24    Intl.Prop Risk   048603021BXP    1/1/02   12/31/02  Generali Lloyd *AC*         F&A ACC XSL 4 LAYER PER RISK
    24       24    Intl.Prop Risk   050104021BXP    1/1/02   12/31/02  Caisse Centrale des M *AC*  FIRE HEAVY RISKS XSL 2ND LAYER
    24       24    Intl.Prop Risk   050175021BXP    1/1/02   12/31/02  Alte Leipziger Ruck V *AC*  SIMPLE FIRE XSL

                                      A-2-4

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    24       24    Intl.Prop Risk   052299021BXP    1/1/02   12/31/02  Westfalische Provinzi *AC*  FIRE XSL ON RET. 1ST LAYER
    24       24    Intl.Prop Risk   052300021BXP    1/1/02   12/31/02  Westfalische Provinzi *AC*  FIRE XSL ON RET. 2ND LAYER
    24       24    Intl.Prop Risk   052311021BXP    1/1/02   12/31/02  AXA Colonia Konzern   *AC*  PROPERTY DMG XSL PER RISK 1L
    24       24    Intl.Prop Risk   052653021BXP    1/1/02   12/31/02  Landschaftliche Brand *AC*  WATERPIPE DAMAGE XSL 1ST LAYER
    24       24    Intl.Prop Risk   052654021BXP    1/1/02   12/31/02  Landschaftliche Brand *AC*  WATERPIPE DAMAGE XSL 2ND LAYER
    24       24    Intl.Prop Risk   052655021BXP    1/1/02   12/31/02  Landschaftliche Brand *AC*  WATERPIPE DAMAGE XSL 3RD LAYER
    24       24    Intl.Prop Risk   052656021BXP    1/1/02   12/31/02  Landschaftliche Brand *AC*  WATERPIPE DAMAGE XSL 4TH LAYER
    24       24    Intl.Prop Risk   052684021BXP    1/1/02   12/31/02  Hamburger Feuerkasse *AC*   FIRE XSL ON COMBINED RET. 1L.
    24       24    Intl.Prop Risk   052688021BXP    1/1/02   12/31/02  Hamburger Feuerkasse *AC*   FIRE XSL ON COMBINED RET. 2L.
    24       24    Intl.Prop Risk   052689021BXP    1/1/02   12/31/02  Hamburger Feuerkasse *AC*   FIRE XSL ON COMBINED RET. 3L.
    24       24    Intl.Prop Risk   052792021BXP    1/1/02   12/31/02  ACHMEA *AC*                 FIRE AND ALLIED XSL 1ST LAYER
    24       24    Intl.Prop Risk   052793021BXP    1/1/02   12/31/02  ACHMEA *AC*                 FIRE AND ALLIED XSL 2ND LAYER
    24       24    Intl.Prop Risk   052794021BXP    1/1/02   12/31/02  ACHMEA *AC*                 FIRE AND ALLIED XSL 3RD LAYER
    24       24    Intl.Prop Risk   052859021BXP    1/1/02   12/31/02  Caisse Centrale des M *AC*  FIRE HEAVY RISKS XSL 3RD LAYER
    24       24    Intl.Prop Risk   052861021BXP    1/1/02   12/31/02  Caisse Centrale des M *AC*  FIRE HEAVY RISKS XSL 4TH LAYER
    24       24    Intl.Prop Risk   052866021BXP    1/1/02   12/31/02  Donau Allgemeine Vers *AC*  FIRE XSL ON RET. FSP 1ST LAYER
    24       24    Intl.Prop Risk   052867021BXP    1/1/02   12/31/02  Donau Allgemeine Vers *AC*  FIRE XSL ON RET. FSP 2ND LAYER
    24       24    Intl.Prop Risk   052868021BXP    1/1/02   12/31/02  Donau Allgemeine Vers *AC*  FIRE XSL ON RET. FSP 3RD LAYER
    24       24    Intl.Prop Risk   052911021BXP    1/1/02   12/31/02  Unive Verzekeringen *AC*    FIRE CONFLAGRATION XSL 2ND L.
    24       24    Intl.Prop Risk   053123021BXP    1/1/02   12/31/02  Lippische Landesbrand *AC*  PROPERTY SPECIFIC XSL
    24       24    Intl.Prop Risk   053124021BXP    1/1/02   12/31/02  Lippische Landesbrand *AC*  UMBRELLA XSL 1ST LAYER
    24       24    Intl.Prop Risk   053125021BXP    1/1/02   12/31/02  Lippische Landesbrand *AC*  UMBRELLA XSL 2ND LAYER
    24       24    Intl.Prop Risk   053126021BXP    1/1/02   12/31/02  Lippische Landesbrand *AC*  UMBRELLA XSL 3RD LAYER
    24       24    Intl.Prop Risk   053129021BXP    1/1/02   12/31/02  Lippische Landesbrand *AC*  MOTOR HULL XSL
    24       24    Intl.Prop Risk   055424021BXH    1/1/02   12/31/02  Deutsche Hagel Vers G *XF*  HAIL XSL ON RETENTION
    24       24    Intl.Prop Risk   055426021BXP    1/1/02   12/31/02  Deutsche Hagel Vers G *XF*  FIRE AND B.I. / ENG XSL
    24       24    Intl.Prop Risk   055490021BXP    1/1/02   12/31/02  GENERALI HOLDING *AC*       FIRE XSL 3RD LAYER
    24       24    Intl.Prop Risk   055491021BXP    1/1/02   12/31/02  GENERALI HOLDING *AC*       FIRE XSL 4TH LAYER
    24       24    Intl.Prop Risk   055492021BXP    1/1/02   12/31/02  GENERALI HOLDING *AC*       FIRE XSL 5TH LAYER
    24       24    Intl.Prop Risk   055493021BXP    1/1/02   12/31/02  GENERALI HOLDING *AC*       FIRE XSL 6TH LAYER

                                      A-2-5

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    24       24    Intl.Prop Risk   055494021BXP    1/1/02   12/31/02  GENERALI HOLDING *AC*       FIRE XSL 7TH LAYER
    24       24    Intl.Prop Risk   055515021BXP    1/1/02   12/31/02  Unive Verzekeringen *AC*    FIRE XSL PER RISK/EVENT 1 L.
    24       24    Intl.Prop Risk   055517021BXP    1/1/02   12/31/02  Unive Verzekeringen *AC*    FIRE XSL PER RISK/EVENT 2 L.
    24       24    Intl.Prop Risk   055518021BXP    1/1/02   12/31/02  Unive Verzekeringen *AC*    FIRE XSL PER RISK/EVENT 3 L.
    24       24    Intl.Prop Risk   055521021BXP    1/1/02   12/31/02  Unive Verzekeringen *AC*    PROPERTY / MSV COVER
    24       24    Intl.Prop Risk   055623021BXP    1/1/02   12/31/02  Delta Lloyd Schadever *AC*  FIRE XSL ON RET SPL 1ST LAYER
    24       24    Intl.Prop Risk   055624021BXP    1/1/02   12/31/02  Delta Lloyd Schadever *AC*  FIRE XSL ON RET SPL 2ND LAYER
    24       24    Intl.Prop Risk   055625021BXP    1/1/02   12/31/02  Delta Lloyd Schadever *AC*  FIRE XSL ON RET SPL 3RD LAYER
    24       24    Intl.Prop Risk   055646021BXP    1/1/02   12/31/02  AXA Aurora Iberica *AC*     PROPERTY XSL 2ND LAYER
    24       24    Intl.Prop Risk   055648021BXP    1/1/02   12/31/02  AXA Aurora Iberica *AC*     PROPERTY XSL 3RD LAYER
    24       24    Intl.Prop Risk   055650021BXP    1/1/02   12/31/02  AXA Aurora Iberica *AC*     PROPERTY XSL 4TH LAYER
    24       24    Intl.Prop Risk   055690021BXP    1/1/02   12/31/02  Mapfre Re Co de Reas *AC*   PROPERTY XSL 1ST LAYER
    24       24    Intl.Prop Risk   055693021BXP    1/1/02   12/31/02  Mapfre Re Co de Reas *AC*   PROPERTY XSL 2ND LAYER
    24       24    Intl.Prop Risk   055754021BXP    1/1/02   12/31/02  Alte Leipziger Ruck V *AC*  INDUSTRIAL INSURANCE XSL
    24       24    Intl.Prop Risk   055755021BXP    1/1/02   12/31/02  Alte Leipziger Ruck V*AC*   ELECTRONIC INSURANCE XSL
    24       24    Intl.Prop Risk   055791021BXP    1/1/02   12/31/02  Fortis Corporate Ins *AC*   PROPERTY XSL PER RISK 3RD L.
    24       24    Intl.Prop Risk   055867021BXP    1/1/02   12/31/02  AXA Colonia Konzern *AC*    PROPERTY DMG XSL PER RISK 2L
    24       24    Intl.Prop Risk   055868021BXP    1/1/02   12/31/02  AXA Colonia Konzern *AC*    PROPERTY DMG XSL PER RISK 3L
    24       24    Intl.Prop Risk   055869021BXP    1/1/02   12/31/02  AXA Colonia Konzern *AC*    PROPERTY DMG XSL PER RISK 4L
    24       24    Intl.Prop Risk   055937021BXP    1/1/02   12/31/02  Wederkerige 1820 *TO*       PROPERTY PER RISK XSL 1ST L
    24       24    Intl.Prop Risk   055939021BXP    1/1/02   12/31/02  Wederkerige 1820 *TO*       PROPERTY PER RISK XSL 2ND L
    24       24    Intl.Prop Risk   055940021BXP    1/1/02   12/31/02  Wederkerige 1820 *TO*       PROPERTY PER RISK XSL 3RD L
    24       24    Intl.Prop Risk   055999021BXP    1/1/02   12/31/02  Deutscher Herold *AC*       PROPERTY XSL VGV
    24       24    Intl.Prop Risk   056000021BXP    1/1/02   12/31/02  Deutscher Herold *AC*       PROPERTY XSL VGV-LW
    24       24    Intl.Prop Risk   056001021BXP    1/1/02   12/31/02  Deutscher Herold *AC*       BURGLARY XSL
    24       24    Intl.Prop Risk   056002021BXP    1/1/02   12/31/02  Deutscher Herold *AC*       WATERPIPE DAMAGE
    24       24    Intl.Prop Risk   822087021NXP    1/1/02   12/31/02  South African Special *AC*  SASRIA 1st Risk & Cat (3of3)
    24       24    Intl.Prop Risk   822174021NXP    1/1/02   12/31/02  Royal Sun Alliance Gr *AC*  Royal 1st Comm Risk
    24       24    Intl.Prop Risk   822224021NXP    1/1/02   12/31/02  Swiss Re Co *AC*            Swiss Re 1st Risk
    24       24    Intl.Prop Risk   822616021NXP    1/1/02   12/31/02  PritchardMSF Synd0318 *AC*  Pritchard 1st Risk XL

                                      A-2-6

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    24       24    Intl.Prop Risk   822616021NXP    1/1/02   12/31/02  PritchardMSF Synd0318 *AC*  Pritchard 1st Risk XL
    24       24    Intl.Prop Risk   822617021NXP    3/1/02    2/28/03  PritchardMSF Synd0318 *AC*  Pritchard Commercial Risk XL 1
    24       24    Intl.Prop Risk   823012021NXP    4/1/02    3/31/03  Aioi Ins Co Ltd *AC*        Aioi Insurance 1st Layer Risk
    24       24    Intl.Prop Risk   823013021NXP    4/1/02    3/31/03  Aioi Ins Co Ltd *AC*        Aioi Insurance 2nd Risk XL
    24       24    Intl.Prop Risk   823131021NXP    7/1/02    6/30/03  Al Ahlia Ins Co (BSC) *XO*  Al Ahlia Risk XL
    24       24    Intl.Prop Risk   823255021NXP    1/1/02   12/31/02  Groupama Ins Co Ltd *AC*    GROUPAMA Commercial 1st Risk
    24       24    Intl.Prop Risk   823492021NXP    1/1/02   12/31/02  Nat Farmers Union Mut *AC*  N F U 2nd Risk
    24       24    Intl.Prop Risk   823902021NXP    1/1/02   12/31/02  Cologne Re Co Ltd *AC*      Cologne Re Clash Risk XL
    24       24    Intl.Prop Risk   823931021NXP    4/1/02    3/31/03  Saison Auto & Fire In *AC*  Saison 1st Risk
    24       24    Intl.Prop Risk   823932021NXP    4/1/02    3/31/03  Saison Auto & Fire In *AC*  Saison 2nd Risk
    24       24    Intl.Prop Risk   824067021NXP    1/1/02   12/31/02  Cornhill Ins PLC *AC*       Cornhill 4TH Risk
    24       24    Intl.Prop Risk   824374021NXP    4/1/02    3/31/03  Integrand Ass Co *AC*       Integrand 4th risk
    25       25    Intl.Prop.Cat.   000099021NXP    1/1/02   12/31/02  Ennia Caribe NV *XO*        Ennia Caribe 3rd Layer Cat XL
    25       25    Intl.Prop.Cat.   000128021NXP    7/1/02    6/30/03  Legal & Gen Ass Soc L *AC*  L & G 1st Cat
    25       25    Intl.Prop.Cat.   000206021NXP    1/1/02   12/31/02  Argus Ins Co Ltd *AC*       Argus 1st/2nd Cat XL
    25       25    Intl.Prop.Cat.   000240021NXP    4/1/02    3/31/03  CGNU plc *AC*               NU Ins Personal Lines 1stCatXL
    25       25    Intl.Prop.Cat.   000241021NXP    4/1/02    3/31/03  CGNU plc *AC*               NU Ins Personal Lines 2nd Cat
    25       25    Intl.Prop.Cat.   000242021NXP    4/1/02    3/31/03  CGNU plc *AC*               NU Ins Comm.Lines 1st Cat XL
    25       25    Intl.Prop.Cat.   000252021NXP    1/1/02   12/31/02  HDI aG *AC*                 H D I 4th motor pd cat
    25       25    Intl.Prop.Cat.   000289021NXP    4/1/02    3/31/03  CGNU plc *AC*               CGNU 1st Cat WW
    25       25    Intl.Prop.Cat.   000290021NXP    4/1/02    3/31/03  CGNU plc *AC*               CGNU 2nd CAT WW
    25       25    Intl.Prop.Cat.   000319021NXP    1/1/02   12/31/02  AXA Re France *AC*          Axa 6th WW Cat
    25       25    Intl.Prop.Cat.   000320021NXP    1/1/02   12/31/02  AXA Re France *AC*          Axa 7th WW Cat
    25       25    Intl.Prop.Cat.   000516021NXP    4/1/02    3/31/03  Zenkyoren Nat Mut Ins *AC*  Zenkyoren 4th Cat
    25       25    Intl.Prop.Cat.   000517021NXP    4/1/02    3/31/03  Zenkyoren Nat Mut Ins *AC*  Zenkyoren 5TH Cat
    25       25    Intl.Prop.Cat.   000521021NXP    4/1/02    3/31/03  Toa Re Co Ltd *AC*          Toa 1st Motor Quake PD EQ Cat
    25       25    Intl.Prop.Cat.   000522021NXP    4/1/02    3/31/03  Aioi Ins Co Ltd *AC*        AIOI Motor PD Quake Cat
    25       25    Intl.Prop.Cat.   000542021NXP    4/1/02    3/31/03  Kyousuiren *AC*             Kyosuiren 2nd Layer Cat X/L
    25       25    Intl.Prop.Cat.   000621021NXP    6/30/02   6/30/03  AMI Ins Ltd *AC*            AMI 2nd-4th Cat (1of3)
    25       25    Intl.Prop.Cat.   000630021NXP    1/1/02   12/31/02  Ecclesiastical Ins Of *AC*  Eccles 2nd layer cat

                                      A-2-7

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    25       25    Intl.Prop.Cat.   000648021NXP    1/1/02   12/31/02  Royal Sun Alliance Gr *AC*  Halifax 1st,2nd & 3rd
    25       25    Intl.Prop.Cat.   000714021NXP    4/1/02    3/31/03  Yasuda Gen Ins Co Ltd *AC*  Yasuda General 2nd Layer Cat
    25       25    Intl.Prop.Cat.   000715021NXP    4/1/02    3/31/03  Yasuda Gen Ins Co Ltd *AC*  Yasuda General 3rd Layer Cat
    25       25    Intl.Prop.Cat.   000761021NXP    1/1/02   12/31/02  Swiss Elemental Pool  *XO*  Swiss Elemental 6th agg
    25       25    Intl.Prop.Cat.   000826021NXP    1/1/02   12/31/02  Nat Farmers Union Mut *AC*  NFU Glasshouse Specific X/L
    25       25    Intl.Prop.Cat.   000841021NXP    1/1/02   12/31/02  PritchardMSF Synd0318 *AC*  M S Pritchard 3rd loss Cat XL
    25       25    Intl.Prop.Cat.   000881021NXP    1/1/02   12/31/02  Royal Sun Alliance Gr *AC*  RSA 3rd Engineering CAT
    25       25    Intl.Prop.Cat.   000887021NXP    1/1/02   12/31/02  Helvetia Ins *AC*           Helvetia 4th Cat
    25       25    Intl.Prop.Cat.   000920021NXP    1/1/02   12/31/02  Ins Corp of Barbados *XO*   ICB 5th Cat
    25       25    Intl.Prop.Cat.   001063021NXP    4/1/02    3/31/03  AIU Ins Co *AC*             AIU Middle East PersLines Cat2
    25       25    Intl.Prop.Cat.   001064021NXP    4/1/02    3/31/03  AIU Ins Co *AC*             AIU Middle East PersLines Cat1
    25       25    Intl.Prop.Cat.   001076021NXP    4/1/02    3/31/03  Kyoei Mut F&M Ins Co *AC*   Kyoei EFEI
    25       25    Intl.Prop.Cat.   001101021NXP    4/1/02    3/31/03  NipponKoa Ins Co Ltd *AC*   NipponKoa 1st Wind Cat X/L
    25       25    Intl.Prop.Cat.   001126021NXP    6/1/02    5/31/03  EQ Commission *AC*          EQ Comm. 1st layer (3of3)
    25       25    Intl.Prop.Cat.   001127021NXP    6/1/02    5/31/03  EQ Commission *AC*          EQ Comm. 2nd layer cat (3of3)
    25       25    Intl.Prop.Cat.   001128021NXP    6/1/02    5/31/03  EQ Commission *AC*          EQ Comm. 3rd layer (3of3)
    25       25    Intl.Prop.Cat.   001133021NXP    6/1/02    5/31/03  AIU Ins Co *AC*             AIU 3rd EFEI Cat
    25       25    Intl.Prop.Cat.   001145021NXP    6/1/02    5/31/03  Pacific Indemnity Ins *XO*  Pacific Indemnity 5th Cat
    25       25    Intl.Prop.Cat.   001285021NXP    6/1/02    5/31/03  Pacific Indemnity Ins *XO*  Pacific Indemnity RPP
    25       25    Intl.Prop.Cat.   001295021NXP    1/1/02   12/31/02  AIG Co Ltd *AC*             AIU 4th layer cat x/l
    25       25    Intl.Prop.Cat.   001296021NXP    1/1/02   12/31/02  AIG Co Ltd *AC*             AIU 5th layer cat x/l
    25       25    Intl.Prop.Cat.   001334021NXP    1/1/02   12/31/02  Royal Sun Alliance PR *XO*  RSA PR&VI 1stLayer CatXL
    25       25    Intl.Prop.Cat.   001335021NXP    1/1/02   12/31/02  Royal Sun Alliance PR *XO*  RSA PR&VI 2ndLayer CatXL
    25       25    Intl.Prop.Cat.   001336021NXP    1/1/02   12/31/02  Royal Sun Alliance PR *XO*  RSA PR&VI3rd LayerCatXL
    25       25    Intl.Prop.Cat.   001344021NXP    1/1/02   12/31/02  Nat Farmers Union Mut *AC*  NFU 5TH CAT
    25       25    Intl.Prop.Cat.   001371021NXP    1/1/02   12/31/02  Royal Sun Alliance Gr *AC*  RSA 1st Cat In-house
    25       25    Intl.Prop.Cat.   001374021NXP    1/1/02   12/31/02  Royal Sun Alliance Gr *AC*  RSA Cat
    25       25    Intl.Prop.Cat.   001378021NXP    4/1/02    3/31/03  Coop De Seg Multiples *AC*  CO-OPERATIVA 5th Layer Cat XL
    25       25    Intl.Prop.Cat.   001537021NXP    4/1/02    3/31/03  AIU Ins Co *AC*             AIU Middle East PersLines Cat3
    25       25    Intl.Prop.Cat.   001555021NXP    4/1/02    3/31/03  Nisshin F&M Ins Co Lt *AC*  Nisshin EFEI 1st Cat

                                      A-2-8

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    25       25    Intl.Prop.Cat.   001557021NXP    4/1/02    3/31/03  Nikkaren *XO*               Nikkaren Efei
    25       25    Intl.Prop.Cat.   001561021NXP    4/1/02    3/31/03  Aioi Ins Co Ltd *AC*        AIOI Ins EFEI Cat
    25       25    Intl.Prop.Cat.   001572021NXP    4/1/02    3/31/03  Grocane Fire Ins Coop *XO*  Grocane 1ST STOP LOSS
    25       25    Intl.Prop.Cat.   001573021NXP    4/1/02    3/31/03  Grocane Fire Ins Coop *XO*  Grocane 2nd Stop Loss
    25       25    Intl.Prop.Cat.   001618021NXP    4/1/02    3/31/03  Chubb Corporation *AC*      Chubb 3rd Cat
    25       25    Intl.Prop.Cat.   001625021NXP    6/1/02    5/31/03  EQ Commission *AC*          EQ Comm. 2nd cat (2of3)
    25       25    Intl.Prop.Cat.   001626021NXP    6/1/02    5/31/03  EQ Commission *AC*          EQ Comm. 3rd cat (2of3)
    25       25    Intl.Prop.Cat.   001635021NXP    4/1/02    3/31/03  NipponKoa Ins Co Ltd *AC*   NipponKoa Top Layer EFEI
    25       25    Intl.Prop.Cat.   001810021NXP    1/1/02   12/31/02  Caribbean Alliance *XO*     Caribbean Alliance 2nd Cat XL
    25       25    Intl.Prop.Cat.   001811021NXP    1/1/02   12/31/02  Caribbean Alliance *XO*     Caribbean Alliance 3rd Cat XL
    25       25    Intl.Prop.Cat.   001812021NXP    1/1/02   12/31/02  Caribbean Alliance *XO*     Caribbean Alliance 4th cat XL
    25       25    Intl.Prop.Cat.   001813021NXP    1/1/02   12/31/02  Swiss Elemental Pool *XO*   Swiss Elemental Pool 7th Cat
    25       25    Intl.Prop.Cat.   001823021NXP    1/1/02   12/31/02  RoyalSunAllianceAustr *AC*  RSA 5th CAT XL
    25       25    Intl.Prop.Cat.   001826021NXP    1/1/02   12/31/02  Royal Sun Alliance US *AC*  RSA Caribbean Top Layer
    25       25    Intl.Prop.Cat.   001828021NXP    1/1/02   12/31/02  Provinzial Nord Brand *AC*  Provinzial Kiel 5th Cat
    25       25    Intl.Prop.Cat.   001851021NXP    1/1/02   12/31/02  ING Fatum *XO*              ING Fatum 1st Layer Cat XL
    25       25    Intl.Prop.Cat.   001852021NXP    1/1/02   12/31/02  ING Fatum *XO*              ING Fatum 3rd Layer Cat XL
    25       25    Intl.Prop.Cat.   001853021NXP    1/1/02   12/31/02  ING Fatum *XO*              ING Fatum 4th Cat
    25       25    Intl.Prop.Cat.   001863021NXP    1/1/02   12/31/02  Royal Sun Alliance Gr *AC*  RSA 1st Cat UK Commercial
    25       25    Intl.Prop.Cat.   001864021NXP    1/1/02   12/31/02  Royal Sun Alliance Gr *AC*  RSA 2nd Cat UK Comm
    25       25    Intl.Prop.Cat.   001865021NXP    1/1/02   12/31/02  Royal Sun Alliance Gr *AC*  RSA 3rd Cat UK Comm
    25       25    Intl.Prop.Cat.   001867021NXP    1/1/02   12/31/02  Commercial Union Sigo *XO*  CU TURKEY 5th Layer
    25       25    Intl.Prop.Cat.   001869021NXP    1/1/02   12/31/02  ACHMEA *AC*                 Achmea 1st Motor PD Cat
    25       25    Intl.Prop.Cat.   001893021NXP    1/1/02   12/31/02  Israel Phoenix Ass Co *AC*  Israel Phoenix 1st Cat
    25       25    Intl.Prop.Cat.   001895021NXP    1/1/02   12/31/02  PritchardMSF Synd0318 *AC*  Pritchard Top Layer Cat
    25       25    Intl.Prop.Cat.   001929021NXP    1/1/02   12/31/02  Royal Sun Alliance Gr *AC*  RSA 4th Engineering Cat
    25       25    Intl.Prop.Cat.   001988021NXP    1/1/02   12/31/02  Aksigorta Anonim Sirk *XO*  AK Sigorta 5th Cat XL
    25       25    Intl.Prop.Cat.   002149021NXP    4/1/02    3/31/03  MitsuiSumitomo Ins Co *AC*  MitsuiSumitomo Quake 1st Cat
    25       25    Intl.Prop.Cat.   002163021NXP    1/1/02   12/31/02  F.A.T.A.(Fondo Ass.Fr *TO*  F.A.T.A 1st Hail Stop Loss
    25       25    Intl.Prop.Cat.   002178021NXP    1/1/02   12/31/02  Mut du Mans Ass IARD *AC*   La Mutuelle du Mans Cat Nat XL

                                      A-2-9

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    25       25    Intl.Prop.Cat.   002189021NXP    1/1/02   12/31/02  AXA Cessions *AC*           AXA 3rd Cat XL
    25       25    Intl.Prop.Cat.   002218021NXP    1/1/02   12/31/02  Assic Generali SpA (I*AC*   Generali Stop L.Hail 2nd Layer
    25       25    Intl.Prop.Cat.   002255021NXP    6/1/02    5/31/03  EQ Commission *AC*          EQC 2nd Cat (1of3)
    25       25    Intl.Prop.Cat.   002259021NXP    7/1/02    6/30/03  HSBC Ins (Asia Pac) H *XO*  HSBC Hong Kong 3rd Cat
    25       25    Intl.Prop.Cat.   002260021NXP    7/1/02    6/30/03  HSBC Ins (Asia Pac) H *XO*  HSBC Hong Kong 4th Cat
    25       25    Intl.Prop.Cat.   002261021NXP    6/30/02   6/30/03  GIO Australia Hldgs L *AC*  Suncorp / Gio Cat XL Top lyr
    25       25    Intl.Prop.Cat.   002264021NXP    6/1/02    5/31/03  EQ Commission *AC*          EQC 3rd Cat (1of3)
    25       25    Intl.Prop.Cat.   002370021NXP    1/1/02   12/31/02  Helvetia Ins *AC*           Helvetia 5th Cat
    25       25    Intl.Prop.Cat.   002379021NXP    1/1/02   12/31/02  Deutsche Ruck AG *AC*       Deutsche Ruck Stop Loss
    25       25    Intl.Prop.Cat.   002381021NXP    1/1/02   12/31/02  Swiss Elemental Pool *XO*   SWISS ELEMENTAL 8TH LAYER
    25       25    Intl.Prop.Cat.   002391021NXP    1/1/02   12/31/02  Milli Re TAS *AC*           Milli Re Surplus Cat 4th Layer
    25       25    Intl.Prop.Cat.   002398021NXP    1/1/02   12/31/02  Aksigorta Anonim Sirk *XO*  AK Sigorta 4th Cat XL
    25       25    Intl.Prop.Cat.   002404021NXP    1/1/02   12/31/02  KOC Allianz *XO*            Koc 3rd cat XL
    25       25    Intl.Prop.Cat.   002406021NXP    1/1/02   12/31/02  KOC Allianz *XO*            Koc 4th Cat XL
    25       25    Intl.Prop.Cat.   002412021NXP    1/1/02   12/31/02  Ennia Caribe NV *XO*        Ennia caribe 2nd cat
    25       25    Intl.Prop.Cat.   002416021NXP    1/1/02   12/31/02  ING Fatum *XO*              Ing Fatum 1st&2nd mortgage XL
    25       25    Intl.Prop.Cat.   002427021NXP    1/1/02   12/31/02  Fortis Grp *AC*             Amev Cat layer 1
    25       25    Intl.Prop.Cat.   002428021NXP    1/1/02   12/31/02  Fortis Grp *AC*             Amev Cat layer 2
    25       25    Intl.Prop.Cat.   002429021NXP    1/1/02   12/31/02  Fortis Grp *AC*             Amev cat layer 3
    25       25    Intl.Prop.Cat.   002457021NXP    1/1/02   12/31/02  Ecclesiastical Ins Of *AC*  Eccles 1st layer cat
    25       25    Intl.Prop.Cat.   002476021NXP    4/1/02    3/31/03  Nichido F&M Ins Co Lt *AC*  Nichido 2nd layer efei
    25       25    Intl.Prop.Cat.   002477021NXP    1/1/02   12/31/02  Allianz Royal Nederla *AC*  Allianz Royal Ned 1st Cat
    25       25    Intl.Prop.Cat.   002493021NXP    1/1/02   12/31/02  AB Int AS (Alm Brand) *AC*  AB 5th Cat Whole A/C XL
    25       25    Intl.Prop.Cat.   002513021NXP    1/1/02   12/31/02  Milli Re TAS *AC*           Milli Decree pool top layer
    25       25    Intl.Prop.Cat.   002525021NXP    1/1/02   12/31/02  Gunes Sigorta *AC*          Gunes 3rd Layer cat
    25       25    Intl.Prop.Cat.   002529021NXP    4/1/02    3/31/03  CGNU plc *AC*               NU Ins Comm.Lines 2nd Cat XL
    25       25    Intl.Prop.Cat.   002537021NXP    1/1/02   12/31/02  Seg Triple S Inc *XO*       Seguros Triple 4th Cat XL
    25       25    Intl.Prop.Cat.   002542021NXP    4/1/02    3/31/03  NipponKoa Ins Co Ltd *AC*   Nipponkoa 2nd layer quake
    25       25    Intl.Prop.Cat.   002545021NXP    4/1/02    3/31/03  Zenrosai *AC*               Zenrosai 1st layer cat
    25       25    Intl.Prop.Cat.   002546021NXP    4/1/02    3/31/03  Zenrosai *AC*               Zenrosai 2nd layer cat

                                     A-2-10

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    25       25    Intl.Prop.Cat.   002558021NXP    4/1/02    3/31/03  Toa Re Co Ltd *AC*          Toa 2nd primary Fire(Wind) Cat
    25       25    Intl.Prop.Cat.   002559021NXP    4/1/02    3/31/03  Zenrosai *AC*               Zenrosai 1st layer wind
    25       25    Intl.Prop.Cat.   002562021NXP    4/1/02    3/31/03  Toa Re Co Ltd *AC*          Toa 1st Layer Wind Cat iro 007
    25       25    Intl.Prop.Cat.   002563021NXP    4/1/02    3/31/03  Toa Re Co Ltd *AC*          Toa 2nd layer Wind Cat iro 007
    25       25    Intl.Prop.Cat.   002564021NXP    4/1/02    3/31/03  Toa Re Co Ltd *AC*          Toa 3rd layer Wind Cat iro 007
    25       25    Intl.Prop.Cat.   002565021NXP    4/1/02    3/31/03  Toa Re Co Ltd *AC*          Toa 4th layer Wind cat iro 007
    25       25    Intl.Prop.Cat.   002589021NXP    7/1/02    6/30/03  Universal Ins Co (PR) *AC*  Universal 3rd Cat XL
    25       25    Intl.Prop.Cat.   002599021NXP    7/1/02    6/30/03  Seg Universal America *XO*  Universal America 4th cat XL
    25       25    Intl.Prop.Cat.   002606021NXP    7/1/02    6/30/03  Co Nacional Seg CXA *XO*    Nacional cat XL 3rd Layer
    25       25    Intl.Prop.Cat.   002611021NXP    6/30/02   6/30/03  Territory Ins Office *AC*   TIO 4th cat XL
    25       25    Intl.Prop.Cat.   002612021NXP    6/30/02   6/30/03  Territory Ins Office *AC*   TIO 5th Cat XL
    25       25    Intl.Prop.Cat.   002615021NXP    7/1/02    6/30/03  Fortis UK Ins Ltd *AC*      Fortis 3rd cat XL
    25       25    Intl.Prop.Cat.   002619021NXP    7/1/02    6/30/03  Defence Service Homes *AC*  Defence Services Homes XL 3OF3
    25       25    Intl.Prop.Cat.   002620021NXP    7/1/02    6/30/03  Defence Service Homes *AC*  Defence Services Homes XL 3OF3
    25       25    Intl.Prop.Cat.   002623021NXP    8/1/02    7/31/03  Topdanmark AS *AC*          Topdanmark 3rd cat XL
    25       25    Intl.Prop.Cat.   002624021NXP    8/1/02    7/31/03  Topdanmark AS *AC*          Topdanmark 4th cat XL
    25       25    Intl.Prop.Cat.   002640021NXP    7/1/02    6/30/03  Zurich Ins Co *AC*          Zurich in House Agg XL
    25       25    Intl.Prop.Cat.   002684021NXP    1/1/02   12/31/02  Bahamas First Gen Ins *TO*  Bahamas First 4th Cat XL
    25       25    Intl.Prop.Cat.   002693021NXP    2/1/02   10/31/02  Turkish Cat Ins Pool *XO*   TCIP 6th Layer Cat
    25       25    Intl.Prop.Cat.   002697021NXP    1/1/02   12/31/02  RSA Ins Bahamas *AC*        RSA Bahamas 3rd cat XL
    25       25    Intl.Prop.Cat.   002698021NXP    1/1/02   12/31/02  RSA Ins Bahamas *AC*        RSA Bahamas 5th Cat XL
    25       25    Intl.Prop.Cat.   002701021NXP    1/1/02   12/31/02  Alka Forsikrings Akti *AC*  Alka 1st cat XL
    25       25    Intl.Prop.Cat.   002709021NXP    1/1/02   12/31/02  Royal Sun Alliance Gr *AC*  RSA Japan 1st Cat XL
    25       25    Intl.Prop.Cat.   002717021NXP    1/1/02   12/31/02  NEM Ins Co Jamaica Lt *AC*  NEM Jamaica 2nd Cat XL
    25       25    Intl.Prop.Cat.   002727021NXP    1/1/02   12/31/02  AXA Cessions *AC*           Axa 2nd Ireland Cat XL
    25       25    Intl.Prop.Cat.   002728021NXP    1/1/02   12/31/02  AXA Cessions *AC*           Axa Ireland 3rd Cat xl
    25       25    Intl.Prop.Cat.   002729021NXP    1/1/02   12/31/02  AXA Cessions *AC*           Axa Ireland 4th Cat XL
    25       25    Intl.Prop.Cat.   002730021NXP    1/1/02   12/31/02  KOC Allianz  *XO*           Koc allianz top layer
    25       25    Intl.Prop.Cat.   002732021NXP    1/1/02   12/31/02  RoyalSunAllianceAustr *AC*  RSA Asia Pacific 6th CAT XL
    25       25    Intl.Prop.Cat.   002733021NXP    1/1/02   12/31/02  Inst Nac De Seg *XO*        INS 4th Cat XL

                                     A-2-11

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    25       25    Intl.Prop.Cat.   002734021NXP    1/1/02   12/31/02  AXA Oyak Sigorta *XO*       Axa Oyak 2nd layer
    25       25    Intl.Prop.Cat.   002735021NXP    1/1/02   12/31/02  AXA Oyak Sigorta *XO*       Axa Oyak 4th layer cat
    25       25    Intl.Prop.Cat.   002737021NXP    1/1/02   12/31/02  Royal Sun Alliance PR *XO*  RSA Puerto Rico local 4th XL
    25       25    Intl.Prop.Cat.   002738021NXP    1/1/02   12/31/02  Royal Sun Alliance PR *XO*  RSA Puerto Rico local 3rd xl
    25       25    Intl.Prop.Cat.   002740021NXP    2/1/02    1/31/03  Colonial Ins Co Ltd *AC*    Colonial 3rd cat XL
    25       25    Intl.Prop.Cat.   002746021NXP    1/1/02   12/31/02  Norsk Naturskadepool *XO*   Norway perils pool 1st Cat
    25       25    Intl.Prop.Cat.   002750021NXP    1/1/02   12/31/02  Churchill Ins Co Ltd *AC*   Churchill Top Cat XL
    25       25    Intl.Prop.Cat.   002751021NXP    1/1/02   12/31/02  AXA Cessions *AC*           AXA 2nd UK Cat XL
    25       25    Intl.Prop.Cat.   002763021NXP    1/1/02   12/31/02  Provinzial Nord Brand *AC*  Prov Kiel 6th layer cat x/l
    25       25    Intl.Prop.Cat.   002764021NXP    1/1/02   12/31/02  Ecclesiastical Ins Of *AC*  Eccles top layer cat
    25       25    Intl.Prop.Cat.   002769021NXP    1/1/02   12/31/02  Gage P J Synd 1301 *AC*     Broadgate 1st layer cat
    25       25    Intl.Prop.Cat.   002770021NXP    1/1/02   12/31/02  Gage P J Synd 1301 *AC*     Broadgate 2nd & 3rd layer Cat
    25       25    Intl.Prop.Cat.   002773021NXP    1/1/02   12/31/02  RSA Ins Bahamas *AC*        RSA Bahamas 4th cat (pref)
    25       25    Intl.Prop.Cat.   002774021NXP    1/1/02   12/31/02  RSA Ins Bahamas *AC*        RSA Bahamas 6th Cat (pref)
    25       25    Intl.Prop.Cat.   002777021NXP    1/1/02   12/31/02  Royal Sun Alliance Gr *AC*  RSA EMEA Cat top layer
    25       25    Intl.Prop.Cat.   002778021NXP    1/1/02   12/31/02  Mut & Fedl Ins Co Ltd *AC*  Mut & Fedl 4th fire & motor
    25       25    Intl.Prop.Cat.   002779021NXP    1/1/02   12/31/02  Mut & Fedl Ins Co Ltd *AC*  Mut & Fedl 5th fire & motor
    25       25    Intl.Prop.Cat.   002780021NXP    1/1/02   12/31/02  Liberty Seg *XO*            Liberty Seguros 2nd Cat XL
    25       25    Intl.Prop.Cat.   002781021NXP    1/1/02   12/31/02  Liberty Seg *XO*            Liberty Seguros 5th Cat XL
    25       25    Intl.Prop.Cat.   002801021NXP    6/30/02   6/30/03  Allianz Australia Ins *AC*  Allianz Ins 1st Cat Xl
    25       25    Intl.Prop.Cat.   002802021NXP    6/30/02   6/30/03  Allianz Australia Ins *AC*  Allianz Ins 5th Cat XL
    25       25    Intl.Prop.Cat.   002803021NXP    6/30/02   6/30/03  Allianz Australia Ins *AC*  Allianz 2nd Cat xl
    25       25    Intl.Prop.Cat.   002807021NXP    1/1/02   12/31/02  AXA Oyak Sigorta *XO*       Axa Oyak 3rd Cat XL
    25       25    Intl.Prop.Cat.   002809021NXP    1/1/02   12/31/02  Yapi Kredi Sigorta *XO*     Yapi Kredi 3rd layer cat
    25       25    Intl.Prop.Cat.   002811021NXP    1/1/02   12/31/02  Yapi Kredi Sigorta *XO*     Yapi Kredi 4th layer cat
    25       25    Intl.Prop.Cat.   002813021NXP    1/1/02   12/31/02  AB Int AS (Alm Brand) *AC*  Alm Brand 3rd layer CAT
    25       25    Intl.Prop.Cat.   002832021NXP    1/1/02   12/31/02  HSBC Re (Ireland) Ltd *AC*  HSBC 1st Cat XL
    25       25    Intl.Prop.Cat.   002833021NXP    1/1/02   12/31/02  HSBC Re (Ireland) Ltd *AC*  HSBC 2nd Cat xl
    25       25    Intl.Prop.Cat.   002834021NXP    1/1/02   12/31/02  HSBC Re (Ireland) Ltd *AC*  HSBC 3rd Cat XL
    25       25    Intl.Prop.Cat.   002846021NXP    1/1/02   12/31/02  Ins Co of West Indies *XO*  ICWI 4th Cat XL

                                     A-2-12

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    25       25    Intl.Prop.Cat.   002847021NXP    1/1/02   12/31/02  Ins Co of West Indies *XO*  ICWI 5th Cat XL
    25       25    Intl.Prop.Cat.   002848021NXP    1/1/02   12/31/02  Isvicre Sigorta AS *XO*     Isvicre 3rd cat
    25       25    Intl.Prop.Cat.   002849021NXP    1/1/02   12/31/02  Isvicre Sigorta AS *XO*     Isvicre top layer cat
    25       25    Intl.Prop.Cat.   002850021NXP    1/1/02   12/31/02  Anadolu Sigorta *XO*        Anadolu Top Cat XL
    25       25    Intl.Prop.Cat.   002857021NXP    1/1/02   12/31/02  Norsk Naturskadepool *XO*   Norway perils pool 4th Cat
    25       25    Intl.Prop.Cat.   002859021NXP    1/1/02   12/31/02  Norsk Naturskadepool *XO*   Norway perils pool 5th cat
    25       25    Intl.Prop.Cat.   002862021NXP    1/1/02   12/31/02  Demir Sigorta AS *XO*       Demir 2nd cat
    25       25    Intl.Prop.Cat.   002863021NXP    1/1/02   12/31/02  Demir Sigorta AS *XO*       Demir 3rd cat
    25       25    Intl.Prop.Cat.   002867021NXP    1/1/02   12/31/02  Cornhill Ins PLC *AC*       Cornhill top Cat XL
    25       25    Intl.Prop.Cat.   002877021NXP    1/1/02   12/31/02  Ennia Caribe NV *XO*        Ennia Caribe top layer cat
    25       25    Intl.Prop.Cat.   002932021NXP    1/1/02   12/31/02  Allianz Church & Gen *AC*   Allianz 4th cat XL
    25       25    Intl.Prop.Cat.   002933021NXP    1/1/02   12/31/02  Allianz Church & Gen *AC*   Allianz 5th Cat XL
    25       25    Intl.Prop.Cat.   002975021NXP    1/1/02   12/31/02  Multinacional de Seg *NR*   Multinacional 3rd Cat
    25       25    Intl.Prop.Cat.   002976021NXP    1/1/02   12/31/02  Multinacional de Seg *NR*   Multinacional 4th Cat XL
    25       25    Intl.Prop.Cat.   002984021NXP    1/1/02   12/31/02  Hiscox Ins Co *AC*          Hiscox Cat & EML Failure XL
    25       25    Intl.Prop.Cat.   002987021NXP    1/1/02   12/31/02  AGF Garanti Sigorta A *XO*  Garanti 5th layer cat
    25       25    Intl.Prop.Cat.   002995021NXP    1/1/02   12/31/02  Seg Triple S Inc *XO*       Seguros Triple Top Cat
    25       25    Intl.Prop.Cat.   003003021NXP    1/1/02   12/31/02  PritchardMSF Synd0318 *AC*  Pritchard 4th loss cat back up
    25       25    Intl.Prop.Cat.   003003021NXP    1/1/02   12/31/02  PritchardMSF Synd0318 *AC*  Pritchard 4th loss cat back up
    25       25    Intl.Prop.Cat.   003023021NXP    1/1/02   12/31/02  Alka Forsikrings Akti *AC*  Alka 2nd cat XL
    25       25    Intl.Prop.Cat.   003024021NXP    1/1/02   12/31/02  Alka Forsikrings Akti *AC*  Alka 3rd cat XL
    25       25    Intl.Prop.Cat.   003026021NXP    1/1/02   12/31/02  Alka Forsikrings Akti *AC*  Alka 4th Cat XL
    25       25    Intl.Prop.Cat.   003029021NXP    1/1/02   12/31/02  Seg Orinoco *NR*            Seg Orinoco/Mercantil 5th Cat
    25       25    Intl.Prop.Cat.   003044021NXP    4/1/02    3/31/03  CGNU plc *AC*               NU Ins Umbrella Cat XL
    25       25    Intl.Prop.Cat.   003045021NXP    4/1/02    3/31/03  Yasuda F&M Ins Co Ltd *AC*  Yasuda/Sompo 2nd layer efei
    25       25    Intl.Prop.Cat.   003047021NXP    4/1/02    3/31/03  Zenrosai *AC*               Zenrosai 2nd layer wind
    25       25    Intl.Prop.Cat.   003051021NXP    4/1/02    3/31/03  Medical Ins Soc Ltd *XO*    Medical 3rd layer cat
    25       25    Intl.Prop.Cat.   003054021NXP    4/1/02    3/31/03  Zenkyoren Nat Mut Ins *AC*  Zenkyoren top layer quake
    25       25    Intl.Prop.Cat.   003064021NXP    4/1/02    3/31/03  NipponKoa Ins Co Ltd *AC*   NipponKoa 3rd WW cat XL
    25       25    Intl.Prop.Cat.   003065021NXP    4/1/02    3/31/03  NipponKoa Ins Co Ltd *AC*   NipponKoa WW Cat L1

                                     A-2-13

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    25       25    Intl.Prop.Cat.   003066021NXP    4/1/02    3/31/03  NipponKoa Ins Co Ltd *AC*   NipponKoa WW Cat L2
    25       25    Intl.Prop.Cat.   003067021NXP    4/1/02    3/31/03  AIU Ins Co *AC*             AIU Mid.East PersLines Top Cat
    25       25    Intl.Prop.Cat.   003069021NXP    4/1/02    3/31/03  NipponKoa Ins Co Ltd  *AC*  NipponKoa w/f 4th layer
    25       25    Intl.Prop.Cat.   003070021NXP    4/1/02    3/31/03  Nissay Dowa Gen Ins C *AC*  Nissay Dowa Quake 2nd layer
    25       25    Intl.Prop.Cat.   003071021NXP    4/1/02    3/31/03  Nissay Dowa Gen Ins C *AC*  NissayDowa Quake 3rd layer
    25       25    Intl.Prop.Cat.   003076021NXP    4/1/02    3/31/03  Aioi Ins Co Ltd *AC*        AIOI 3rd cat XL
    25       25    Intl.Prop.Cat.   003088021NXP    4/1/02    3/31/03  Aioi Ins Co Ltd *AC*        Aioi Ins 1st Layer Wind XL
    25       25    Intl.Prop.Cat.   003117021NXP    7/1/02    6/30/03  Seg Universal America *XO*  Universal America 5th cat XL
    25       25    Intl.Prop.Cat.   003119021NXP    7/1/02    6/30/03  Defence Service Homes *AC*  Defence Services Cat 4 2of3
    25       25    Intl.Prop.Cat.   003120021NXP    7/1/02    6/30/03  Defence Service Homes *AC*  Defence Services Cat 3 2of3
    25       25    Intl.Prop.Cat.   003180021NXP    7/1/02    6/30/03  Clico Int Gen Ins Ltd *TO*  Clico Equity account 1st cat
    25       25    Intl.Prop.Cat.   003182021NXP    7/1/02    6/30/03  Clico Int Gen Ins Ltd *TO*  Clico Equity account 2nd cat
    25       25    Intl.Prop.Cat.   003183021NXP    7/1/02    6/30/03  Clico Int Gen Ins Ltd *TO*  Clico Equity account 4th cat
    25       25    Intl.Prop.Cat.   003188021NXP    7/1/02    6/30/03  Clico Int Gen Ins Ltd *TO*  Clico Equity account 3rd cat
    25       25    Intl.Prop.Cat.   003198021NXP    7/1/02    6/30/03  Catholic Church Inss *AC*   Catholic Church Cat 2
    25       25    Intl.Prop.Cat.   003199021NXP    7/1/02    6/30/03  Catholic Church Inss *AC*   Catholic Church Cat 4 (Top)
    25       25    Intl.Prop.Cat.   003217021NXP    4/1/02    3/31/03  MitsuiSumitomo Ins Co *AC*  MitsuiSumitomo Quake 2nd Cat
    25       25    Intl.Prop.Cat.   003234021NXP    1/1/02   12/31/02  Norsk Naturskadepool *XO*   Norway perils pool 2nd Cat
    25       25    Intl.Prop.Cat.   003239021NXP    1/1/02   12/31/02  Anadolu Sigorta *XO*        Anadolu 3rd layer cat
    25       25    Intl.Prop.Cat.   003240021NXP    1/1/02   12/31/02  NEM Ins Co Jamaica Lt *AC*  NEMJAM 5th Layer Cat
    25       25    Intl.Prop.Cat.   003243021NXP    1/1/02   12/31/02  Royal Sun Alliance US *AC*  RSA Caribbean 2nd Cat
    25       25    Intl.Prop.Cat.   003246021NXP    1/1/02   12/31/02  Churchill Ins Co Ltd  *AC*  Churchill/AMP Pearl 3rd Cat XL
    25       25    Intl.Prop.Cat.   003247021NXP    1/1/02   12/31/02  Royal Sun Alliance Gr *AC*  RSA 1st layer ROW cat
    25       25    Intl.Prop.Cat.   003248021NXP    1/1/02   12/31/02  Royal Sun Alliance Gr *AC*  RSA 2nd layer ROW
    25       25    Intl.Prop.Cat.   003249021NXP    1/1/02   12/31/02  Royal Sun Alliance Gr *AC*  RSA 3rd layer ROW
    25       25    Intl.Prop.Cat.   003250021NXP    1/1/02   12/31/02  RoyalSunAllianceAustr *AC*  RSA Asia Pacific Cat XL 4th
    25       25    Intl.Prop.Cat.   003254021NXP    1/1/02   12/31/02  Migdal Ins Co Ltd *AC*      Migdal 2nd layer Cat
    25       25    Intl.Prop.Cat.   003255021NXP    1/1/02   12/31/02  Migdal Ins Co Ltd *AC*      Migdal Mortgage Bank 2nd Cat
    25       25    Intl.Prop.Cat.   003265021NXP    1/1/02   12/31/02  Aryeh Ins Co of Israe *XO*  Aryeh/Ilit Cat 2nd XL
    25       25    Intl.Prop.Cat.   003266021NXP    1/1/02   12/31/02  Aryeh Ins Co of Israe *XO*  Aryeh/Ilit Cat 3rd XL

                                     A-2-14

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    25       25    Intl.Prop.Cat.   003267021NXP    1/1/02   12/31/02  Aryeh Ins Co of Israe *XO*  Aryeh surplus s/fall cat 1st
    25       25    Intl.Prop.Cat.   003268021NXP    1/1/02   12/31/02  Aryeh Ins Co of Israe *XO*  Aryeh surplus s/fall cat 2nd
    25       25    Intl.Prop.Cat.   003269021NXP    1/1/02   12/31/02  Aryeh Ins Co of Israe *XO*  Aryeh surplus s/fall cat 3rd
    25       25    Intl.Prop.Cat.   003270021NXP    1/1/02   12/31/02  Aryeh Ins Co of Israe *XO*  Aryeh surplus s/fall cat 4th
    25       25    Intl.Prop.Cat.   003271021NXP    1/1/02   12/31/02  Fubon Ins Co Ltd *XF*       Fubon Cat xl 1st
    25       25    Intl.Prop.Cat.   003272021NXP    1/1/02   12/31/02  Fubon Ins Co Ltd *XF*       Fubon cat 3rd Layer
    25       25    Intl.Prop.Cat.   003273021NXP    1/1/02   12/31/02  Fubon Ins Co Ltd *XF*       Fubon cat 2nd Layer
    25       25    Intl.Prop.Cat.   003274021NXP    1/1/02   12/31/02  Fubon Ins Co Ltd *XF*       Fubon cat 4th layer
    25       25    Intl.Prop.Cat.   003275021NXP    1/1/02   12/31/02  Sahar-Zion Ins Co Ltd *XO*  Sahar-Zion mortgage bank cat
    25       25    Intl.Prop.Cat.   003277021NXP    1/1/02   12/31/02  Sahar-Zion Ins Co Ltd *XO*  Sahar-Zion Net account cat xl
    25       25    Intl.Prop.Cat.   003281021NXP    1/1/02   12/31/02  Migdal Ins Co Ltd *AC*      Migdal Mortgage 3rd Cat
    25       25    Intl.Prop.Cat.   003282021NXP    1/1/02   12/31/02  Sterling Ins Co Ltd *AC*    Sterling Ins 4th Cat XL
    25       25    Intl.Prop.Cat.   003288021NXP    1/1/02   12/31/02  Israel Phoenix Ass Co *AC*  Is.Phoenix shortfall 2nd cat
    25       25    Intl.Prop.Cat.   003292021NXP    1/1/02   12/31/02  Ayalon Ins Co Ltd *AC*      Ayalon 1st cat XL
    25       25    Intl.Prop.Cat.   003293021NXP    1/1/02   12/31/02  Ayalon Ins Co Ltd *AC*      Ayalon 2nd cat XL
    25       25    Intl.Prop.Cat.   003294021NXP    1/1/02   12/31/02  Ayalon Ins Co Ltd *AC*      Ayalon 3rd cat XL
    25       25    Intl.Prop.Cat.   003295021NXP    1/1/02   12/31/02  Ayalon Ins Co Ltd *AC*      Ayalon 4th cat XL
    25       25    Intl.Prop.Cat.   003296021NXP    1/1/02   12/31/02  Ayalon Ins Co Ltd *AC*      Ayalon 5th cat XL
    25       25    Intl.Prop.Cat.   003306021NXP    1/1/02   12/31/02  Ecclesiastical Ins Of *AC*  Ecclesiastical 5th layer cat
    25       25    Intl.Prop.Cat.   003311021NXP    1/1/02   12/31/02  AB Int AS (Alm Brand) *AC*  Alm Brand 4th layer cat
    25       25    Intl.Prop.Cat.   003326021NXP    1/1/02   12/31/02  Corifrance (Co de Re *AC*   NEM Jamaica (CoriFrance) XL
    25       25    Intl.Prop.Cat.   003327021NXP    1/1/02   12/31/02  AXA Cessions *AC*           AXA Ireland 5th Cat XL
    25       25    Intl.Prop.Cat.   003328021NXP    1/1/02   12/31/02  AXA Cessions *AC*           AXA Ireland 6th Cat XL
    25       25    Intl.Prop.Cat.   003329021NXP    1/1/02   12/31/02  AXA Cessions *AC*           AXA Ireland 7th Cat XL
    25       25    Intl.Prop.Cat.   003330021NXP    1/1/02   12/31/02  Mingtai F&M Ins Co Lt *AC*  Mingtai 1st Layer Cat
    25       25    Intl.Prop.Cat.   003331021NXP    1/1/02   12/31/02  Mingtai F&M Ins Co Lt *AC*  Mingtai 2nd Layer Cat
    25       25    Intl.Prop.Cat.   003332021NXP    1/1/02   12/31/02  Mingtai F&M Ins Co Lt *AC*  Mingtai 3rd Layer Cat
    25       25    Intl.Prop.Cat.   003336021NXP    1/1/02   12/31/02  Groupama Ins Co Ltd *AC*    Groupama 3rd Cat XL
    25       25    Intl.Prop.Cat.   003337021NXP    1/1/02   12/31/02  Groupama Ins Co Ltd *AC*    Groupama 4th Cat XL
    25       25    Intl.Prop.Cat.   003343021NXP    1/1/02   12/31/02  Allianz Royal Nederla *AC*  Allianz Royal Ned 2nd cat

                                     A-2-15

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    25       25    Intl.Prop.Cat.   003346021NXP    1/1/02   12/31/02  Gjensidige Norsk Skad *AC*  Gjensidige Top Layer Cat XL
    25       25    Intl.Prop.Cat.   003357021NXP    1/1/02   12/31/02  Assic Generali di Tri *AC*  Generali 6th layer cat
    25       25    Intl.Prop.Cat.   003361021NXP    1/1/02   12/31/02  IF Prop & Cas Ins Co *NR*   If... Denmark & Sweden Cat XL
    25       25    Intl.Prop.Cat.   003366021NXP    1/1/02   12/31/02  Transatlantic Re Co *AC*    Transatlantic Cat XL
    25       25    Intl.Prop.Cat.   003370021NXP    1/1/02   12/31/02  Milli Re TAS *AC*           Milli large fac risks xl
    25       25    Intl.Prop.Cat.   003371021NXP    1/1/02   12/31/02  Nordea *NR*                 Nordea Catastrophe Layer 3
    25       25    Intl.Prop.Cat.   003372021NXP    1/1/02   12/31/02  Nordea *NR*                 Nordea Catastrophe Layer 4
    25       25    Intl.Prop.Cat.   003396021NXP    2/1/02    3/31/03  Gen Ins Corp of India *AC*  GIC Israel pro rata cat XL 1
    25       25    Intl.Prop.Cat.   003397021NXP    2/1/02    3/31/03  Gen Ins Corp of India *AC*  GIC Israel pro rata cat XL 2
    25       25    Intl.Prop.Cat.   003407021NXP    4/1/02    3/31/03  Nisshin F&M Ins Co Lt *AC*  Nisshin EFEI 2nd cat XL
    25       25    Intl.Prop.Cat.   003408021NXP    3/1/02   12/31/02  Ecclesiastical Ins Of *AC*  Ecclesiastical Cat Agg
    25       25    Intl.Prop.Cat.   003415021NXP    4/1/02    3/31/03  Nisshin F&M Ins Co Lt *AC*  Nisshin 1st Layer Cat
    25       25    Intl.Prop.Cat.   003417021NXP    4/1/02    3/31/03  Fuji F&M Ins Co Ltd *AC*    Fuji Fire and Marine 2nd Cat
    25       25    Intl.Prop.Cat.   003418021NXP    4/1/02    3/31/03  Fuji F&M Ins Co Ltd *AC*    Fuji Fire and Marine 1st Cat
    25       25    Intl.Prop.Cat.   003422021NXP    4/1/02    3/31/03  Yasuda F&M Ins Co Ltd *AC*  Yasuda 4th Wind Cat
    25       25    Intl.Prop.Cat.   003423021NXP    4/1/02    3/31/03  Yasuda F&M Ins Co Ltd *AC*  Yasuda/Nissan/Sompo Quake
    25       25    Intl.Prop.Cat.   003435021NXP    4/1/02    3/31/03  CGNU plc *AC*               NU Ins Personal Lines 3rd Cat
    25       25    Intl.Prop.Cat.   003442021NXP    4/1/02    3/31/03  NipponKoa Ins Co Ltd *AC*   Nipponkoa 3rd layer Quake
    25       25    Intl.Prop.Cat.   003443021NXP    1/1/02   12/31/02  Generali Belgium SA *AC*    Generali Belg. Cat XSL on SPL
    25       25    Intl.Prop.Cat.   003445021NXP    3/18/02  12/31/02  Nordea *NR*                 Nordea Catastrophe RPP
    25       25    Intl.Prop.Cat.   003446021NXP    1/1/02   12/31/02  Meie Assicurazioni *AC*     Meieaurora Hail Stop Loss
    25       25    Intl.Prop.Cat.   003447021NXP    1/1/02   12/31/02  Navale Assicurazioni *TO*   NAVALE Hail Stop Loss
    25       25    Intl.Prop.Cat.   003448021NXP    4/1/02    3/31/03  Nichido F&M Ins Co Lt *AC*  Nichido 1st Layer EFEI
    25       25    Intl.Prop.Cat.   003449021NXP    5/1/02    4/30/03  Landschaftliche Brand *AC*  Landschaftliche Brand Storm XL
    25       25    Intl.Prop.Cat.   003450021NXP    1/1/02   12/31/02  The Lawrence Re *TO*        Lawrence Re Hail STL Layer 1
    25       25    Intl.Prop.Cat.   003451021NXP    1/1/02   12/31/02  The Lawrence Re *TO*        Lawrence Re Hail STL Layer 2
    25       25    Intl.Prop.Cat.   003452021NXP    1/1/02   12/31/02  AXA Assic SpA *AC*          AXA Assicurazioni Hail STL L1
    25       25    Intl.Prop.Cat.   003453021NXP    1/1/02   12/31/02  AXA Assic SpA *AC*          AXA Assicurazioni Hail STL L2
    25       25    Intl.Prop.Cat.   003455021NXP    1/1/02   12/31/02  RAS (Riunione Adriati *AC*  RAS Hail Stop Loss
    25       25    Intl.Prop.Cat.   003456021NXP    1/1/02   12/31/02  Assic Generali SpA (I*AC*   Generali Stop L.Hail 1st Layer

                                     A-2-16

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    25       25    Intl.Prop.Cat.   003457021NXP    4/1/02    3/31/03  Nissay Dowa Gen Ins C*AC*   Nissay Dowa u/l 2nd event Wind
    25       25    Intl.Prop.Cat.   003460021NXP    1/1/02   12/31/02  Assic Generali SpA (I*AC*   Generali (FATA) Hail STL L1
    25       25    Intl.Prop.Cat.   003461021NXP    1/1/02   12/31/02  VecchiaMutuaGrandine *TO*   Vecchia Mutua Hail STL L1
    25       25    Intl.Prop.Cat.   003463021NXP    1/1/02   12/31/02  Winterthur Ass *TO*         Winterthur Hail STL
    25       25    Intl.Prop.Cat.   003464021NXP    1/1/02   12/31/02  VecchiaMutuaGrandine *TO*   Vecchia Mutua Hail STL L2
    25       25    Intl.Prop.Cat.   003465021NXP    1/1/02   12/31/02  Assimoco SpA *TO*           Assimoco Hail Stop Loss L1
    25       25    Intl.Prop.Cat.   003466021NXP    1/1/02   12/31/02  Assimoco SpA *TO*           Assimoco Hail Stop Loss L2
    25       25    Intl.Prop.Cat.   003470021NXP    7/1/02    6/30/03  Helvetia Ins *AC*           Helvetia cat umbrella
    25       25    Intl.Prop.Cat.   003475021NXP    7/1/02    6/30/03  Co Nacional Seg CXA *XO*    Nacional 4th cat XL
    25       25    Intl.Prop.Cat.   003476021NXP    7/1/02    6/30/03  ACE Ins Co Bermuda Lt *AC*  Ace Top XL Australia N/Zealand
    25       25    Intl.Prop.Cat.   003481021NXP    7/1/02    6/30/03  Lumley Gen Ins Ltd *XO*     Lumley Gen 1st Layer Cat
    25       25    Intl.Prop.Cat.   040037021BXP    1/1/02   12/31/02  Interkantonaler Rueck *AC*  FIRE XSL 2ND LAYER
    25       25    Intl.Prop.Cat.   040041021BXP    1/1/02   12/31/02  Swiss Elemental Pool *XO*   N.F. STL 4TH LAYER
    25       25    Intl.Prop.Cat.   040070021BXP    1/1/02   12/31/02  PROVINZIAL FEUERVERS *AC*   STORM STL 2ND LAYER
    25       25    Intl.Prop.Cat.   040074021BXP    1/1/02   12/31/02  PROVINZIAL FEUERVERS *AC*   STORM STL 1LAYER
    25       25    Intl.Prop.Cat.   040145021BXP    1/1/02   12/31/02  GENERALI HOLDING *AC*       PROPERTY XSL 3 LAYER
    25       25    Intl.Prop.Cat.   040278021BXH    1/1/02   12/31/02  Groupama *AC*               HAIL STL 1
    25       25    Intl.Prop.Cat.   040279021BXH    1/1/02   12/31/02  Groupama *AC*               HAIL STL 2
    25       25    Intl.Prop.Cat.   040281021BXH    1/1/02   12/31/02  Groupama *AC*               HAIL STL 3
    25       25    Intl.Prop.Cat.   042964021BXP    1/1/02   12/31/02  LAP/DVV *AC*                FIRE & ALLIED XSL 3L.
    25       25    Intl.Prop.Cat.   043246021BXP    1/1/02   12/31/02  Swiss Elemental Pool *XO*   N.F. STL 3RD LAYER
    25       25    Intl.Prop.Cat.   044683021BXP    1/1/02   12/31/02  INTERPOLIS NV *AC*          STORM BU COMMERCIAL XSL 2L.
    25       25    Intl.Prop.Cat.   044685021BXP    1/1/02   12/31/02  INTERPOLIS NV *AC*          STORM BU COMMERCIAL XSL 3L.
    25       25    Intl.Prop.Cat.   044686021BXP    1/1/02   12/31/02  INTERPOLIS NV *AC*          STORM BU COMMERCIAL XSL 4L.
    25       25    Intl.Prop.Cat.   044687021BXP    1/1/02   12/31/02  INTERPOLIS NV *AC*          STORM BU COMMERCIAL XSL 5L.
    25       25    Intl.Prop.Cat.   044693021BXP    1/1/02   12/31/02  INTERPOLIS NV *AC*          STORM BU AGRICULTURAL XSL 2L.
    25       25    Intl.Prop.Cat.   044694021BXP    1/1/02   12/31/02  INTERPOLIS NV *AC*          STORM BU AGRICULTURAL XSL 3L.
    25       25    Intl.Prop.Cat.   044695021BXP    1/1/02   12/31/02  INTERPOLIS NV *AC*          STORM BU AGRICULTURAL XSL 4L.
    25       25    Intl.Prop.Cat.   044696021BXP    1/1/02   12/31/02  INTERPOLIS NV *AC*          STORM BU AGRICULTURAL XSL 5L.
    25       25    Intl.Prop.Cat.   044698021BXP    1/1/02   12/31/02  INTERPOLIS NV *AC*          STORM BU PRIVATE XSL 2L.

                                     A-2-17

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    25       25    Intl.Prop.Cat.   044699021BXP    1/1/02   12/31/02  INTERPOLIS NV *AC*          STORM BU PRIVATE XSL 3RD LAYER
    25       25    Intl.Prop.Cat.   044700021BXP    1/1/02   12/31/02  INTERPOLIS NV *AC*          STORM BU PRIVATE XSL 4TH LAYER
    25       25    Intl.Prop.Cat.   044701021BXP    1/1/02   12/31/02  INTERPOLIS NV *AC*          STORM BU PRIVATE XSL 5L.
    25       25    Intl.Prop.Cat.   044706021BXH    1/1/02   12/31/02  INTERPOLIS NV *AC*          HAGELUNIE STL 2ND LAYER
    25       25    Intl.Prop.Cat.   044707021BXH    1/1/02   12/31/02  INTERPOLIS NV *AC*          HAGELUNIE STL 3RD LAYER
    25       25    Intl.Prop.Cat.   044709021BXP    1/1/02   12/31/02  Interkantonaler Rueck *AC*  EARTHQUAKE XSL 2ND LAYER
    25       25    Intl.Prop.Cat.   044831021BXP    1/1/02   12/31/02  Deutscher Herold *AC*       STORM STOPLOSS
    25       25    Intl.Prop.Cat.   044894021BXP    1/1/02   12/31/02  Interkantonaler Rueck *AC*  FIRE XSL 1ST LAYER
    25       25    Intl.Prop.Cat.   044895021BXP    1/1/02   12/31/02  Interkantonaler Rueck *AC*  FIRE XSL 3RD LAYER
    25       25    Intl.Prop.Cat.   044913021BXP    1/1/02   12/31/02  MAAF Ass SA *AC*            STORM XSL
    25       25    Intl.Prop.Cat.   044937021BXP    1/1/02   12/31/02  Generali Ass Gen *AC*       N.F. STL 1ST LAYER
    25       25    Intl.Prop.Cat.   044938021BXP    1/1/02   12/31/02  Generali Ass Gen *AC*       N.F. STL 2ND LAYER
    25       25    Intl.Prop.Cat.   044939021BXP    1/1/02   12/31/02  Generali Ass Gen *AC*       N.F. STL 3RD LAYER
    25       25    Intl.Prop.Cat.   044940021BXP    1/1/02   12/31/02  Generali Ass Gen *AC*       N.F. STL 4TH LAYER
    25       25    Intl.Prop.Cat.   044941021BXP    1/1/02   12/31/02  Generali Ass Gen *AC*       N.F. STL 5TH LAYER
    25       25    Intl.Prop.Cat.   044942021BXP    1/1/02   12/31/02  Generali Ass Gen *AC*       N.F. STL 6TH LAYER
    25       25    Intl.Prop.Cat.   045387021BXP    1/1/02   12/31/02  BAYERISCHE BEAMTENVER *AC*  MOTOR HULL 1ST LAYER
    25       25    Intl.Prop.Cat.   045388021BXP    1/1/02   12/31/02  BAYERISCHE BEAMTENVER *AC*  MOTOR HULL 2ND LAYER
    25       25    Intl.Prop.Cat.   045396021BXP    1/1/02   12/31/02  BAYERISCHE BEAMTENVER *AC*  FIRE XSL - CUMULATION PML
    25       25    Intl.Prop.Cat.   045407021BXP    1/1/02   12/31/02  BAYERISCHE BEAMTENVER *AC*  STORM STOPLOSS 1ST LAYER
    25       25    Intl.Prop.Cat.   045408021BXP    1/1/02   12/31/02  BAYERISCHE BEAMTENVER *AC*  STORM STOPLOSS 2ND LAYER
    25       25    Intl.Prop.Cat.   045409021BXP    1/1/02   12/31/02  BAYERISCHE BEAMTENVER *AC*  WATERPIPE STL 1ST LAYER
    25       25    Intl.Prop.Cat.   046480021BXP    1/1/02   12/31/02  WURTTEMBERGISCHE UND  *AC*  STORM / HAIL XSL 1ST LAYER
    25       25    Intl.Prop.Cat.   046481021BXP    1/1/02   12/31/02  WURTTEMBERGISCHE UND  *AC*  STORM / HAIL XSL 2ND LAYER
    25       25    Intl.Prop.Cat.   046550021BXP    1/1/02   12/31/02  GENERALI HOLDING *AC*       MOTOR HULL AUSTRIA XSL 1L
    25       25    Intl.Prop.Cat.   046551021BXP    1/1/02   12/31/02  GENERALI HOLDING *AC*       MOTOR HULL AUSTRIA XSL 2L
    25       25    Intl.Prop.Cat.   046552021BXP    1/1/02   12/31/02  GENERALI HOLDING *AC*       MOTOR HULL AUSTRIA XSL 3L
    25       25    Intl.Prop.Cat.   046605021BXP    1/1/02   12/31/02  Vers Bayern Konzern-R *AC*  FIRE XSL ON RET. 2ND LAYER
    25       25    Intl.Prop.Cat.   046606021BXP    1/1/02   12/31/02  Vers Bayern Konzern-R *AC*  FIRE XSL ON RET. 3RD LAYER
    25       25    Intl.Prop.Cat.   046607021BXP    1/1/02   12/31/02  Vers Bayern Konzern-R *AC*  UMBRELLA COVER XSL 4TH LAYER

                                     A-2-18

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    25       25    Intl.Prop.Cat.   046608021BXP    1/1/02   12/31/02  Vers Bayern Konzern-R *AC*  UMBRELLA COVER XSL 3RD LAYER
    25       25    Intl.Prop.Cat.   047985021BXP    1/1/02   12/31/02  Fortis AG *AC*              CAT XSL TOP LAYER
    25       25    Intl.Prop.Cat.   048064021BXP    1/1/02   12/31/02  Interkantonaler Rueck *AC*  ELEMENTAL STL IRV
    25       25    Intl.Prop.Cat.   048106021BXP    1/1/02   12/31/02  PROVINZIAL FEUERVERS *AC*   FIRE XSL 2ND LAYER
    25       25    Intl.Prop.Cat.   048115021BXP    1/1/02   12/31/02  Generali Lloyd *AC*         MOTOR HULL XSL 1ST LAYER
    25       25    Intl.Prop.Cat.   048116021BXP    1/1/02   12/31/02  Generali Lloyd *AC*         MOTOR HULL XSL 2ND LAYER
    25       25    Intl.Prop.Cat.   048117021BXP    1/1/02   12/31/02  Generali Lloyd *AC*         MOTOR HULL XSL 3RD LAYER
    25       25    Intl.Prop.Cat.   048143021BXP    1/1/02   12/31/02  Generali Lloyd *AC*         CUMUL XSL PER EVENT 1ST LAYER
    25       25    Intl.Prop.Cat.   048145021BXP    1/1/02   12/31/02  Generali Lloyd *AC*         CUMUL XSL PER EVENT 2ND LAYER
    25       25    Intl.Prop.Cat.   048149021BXP    1/1/02   12/31/02  Generali Lloyd *AC*         CUMUL XSL PER EVENT 3RD LAYER
    25       25    Intl.Prop.Cat.   048151021BXP    1/1/02   12/31/02  Generali Lloyd *AC*         CUMUL XSL PER EVENT 4TH LAYER
    25       25    Intl.Prop.Cat.   048183021BXP    1/1/02   12/31/02  Generali Ass Gen *AC*       N.F. STL 7TH LAYER
    25       25    Intl.Prop.Cat.   048187021BXP    1/1/02   12/31/02  Schweizerische Mobili *AC*  UMBRELLA STL
    25       25    Intl.Prop.Cat.   048193021BXP    1/1/02   12/31/02  Westfalische Provinzi *AC*  STORM XSL 1ST LAYER
    25       25    Intl.Prop.Cat.   048194021BXP    1/1/02   12/31/02  Westfalische Provinzi *AC*  STORM XSL 2ND LAYER
    25       25    Intl.Prop.Cat.   048195021BXP    1/1/02   12/31/02  Westfalische Provinzi *AC*  STORM XSL 3RD LAYER
    25       25    Intl.Prop.Cat.   048196021BXP    1/1/02   12/31/02  Westfalische Provinzi *AC*  STORM STOPLOSS
    25       25    Intl.Prop.Cat.   048287021BXP    1/1/02   12/31/02  Unive Verzekeringen *AC*    PROPERTY CAT XSL 1ST LAYER
    25       25    Intl.Prop.Cat.   048306021BXP    1/1/02   12/31/02  Fidelidade SA *AC*          PROPERTY CAT XSL 1ST LAYER
    25       25    Intl.Prop.Cat.   048307021BXP    1/1/02   12/31/02  Fidelidade SA *AC*          PROPERTY CAT XSL 2ND LAYER
    25       25    Intl.Prop.Cat.   048314021BXP    1/1/02   12/31/02  Fidelidade SA *AC*          PROPERTY CAT XSL 3RD LAYER
    25       25    Intl.Prop.Cat.   048396021BXP    1/1/02   12/31/02  Swiss Elemental Pool *XO*   N.F. STL 1ST LAYER
    25       25    Intl.Prop.Cat.   048397021BXP    1/1/02   12/31/02  Swiss Elemental Pool *XO*   N.F. STL 2ND LAYER
    25       25    Intl.Prop.Cat.   048398021BXP    1/1/02   12/31/02  Swiss Elemental Pool *XO*   N.F. STL 5TH LAYER
    25       25    Intl.Prop.Cat.   048399021BXP    1/1/02   12/31/02  Swiss Elemental Pool *XO*   N.F. STL 6TH LAYER
    25       25    Intl.Prop.Cat.   048400021BXP    1/1/02   12/31/02  Swiss Elemental Pool *XO*   N.F. STL 7TH LAYER
    25       25    Intl.Prop.Cat.   048422021BXP    1/1/02   12/31/02  HDI aG *AC*                 MOTOR HULL XSL 3RD LAYER
    25       25    Intl.Prop.Cat.   048423021BXP    1/1/02   12/31/02  HDI aG *AC*                 MOTOR HULL XSL 4TH LAYER
    25       25    Intl.Prop.Cat.   048460021BXP    1/1/02   12/31/02  Interkantonaler Rueck *AC*  ELEMENTAL RISK STL 2ND LAYER
    25       25    Intl.Prop.Cat.   048461021BXP    1/1/02   12/31/02  Interkantonaler Rueck *AC*  ELEMENTAL RISK STL 3RD LAYER

                                     A-2-19

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    25       25    Intl.Prop.Cat.   048462021BXP    1/1/02   12/31/02  Provinzial Nord Brand *AC*  CAT XSL ON RET 2ND LAYER
    25       25    Intl.Prop.Cat.   048463021BXP    1/1/02   12/31/02  Provinzial Nord Brand *AC*  CAT XSL ON RET 3RD LAYER
    25       25    Intl.Prop.Cat.   048464021BXP    1/1/02   12/31/02  Provinzial Nord Brand *AC*  CAT XSL ON RET 4TH LAYER
    25       25    Intl.Prop.Cat.   048465021BXP    1/1/02   12/31/02  Provinzial Nord Brand *AC*  CAT XSL ON RET 5TH LAYER
    25       25    Intl.Prop.Cat.   048466021BXP    1/1/02   12/31/02  Provinzial Nord Brand *AC*  SUBLAYER ON CAT XSL ON RET
    25       25    Intl.Prop.Cat.   048536021BXP    1/1/02   12/31/02  NV Secura SA Belgian  *AC*  EUROPEAN CAT XSL 2ND LAYER
    25       25    Intl.Prop.Cat.   049448021BXP    1/1/02   12/31/02  Interkantonaler Rueck *AC*  ELEMENTAL RISK STL 4TH LAYER
    25       25    Intl.Prop.Cat.   049897021BXP    1/1/02   12/31/02  Fortis AG *AC*              CAT XSL 5TH LAYER
    25       25    Intl.Prop.Cat.   049983021BXH    1/1/02   12/31/02  AXA Ass *AC*                HAIL STOPLOSS TREATY
    25       25    Intl.Prop.Cat.   050028021BXP    1/1/02   12/31/02  Swiss Elemental Pool *XO*   N.F. STL 8TH LAYER
    25       25    Intl.Prop.Cat.   050029021BXP    1/1/02   12/31/02  Generali Ass Gen *AC*       N.F. STL 8TH LAYER
    25       25    Intl.Prop.Cat.   050048021BXP    1/1/02   12/31/02  AXA Royale Belge *AC*       PROPERTY XSL / EVENT 3RD L.
    25       25    Intl.Prop.Cat.   050070021BXP    1/1/02   12/31/02  AXA Colonia Konzern *AC*    PROPERTY XSL / EVENT 1ST LAYER
    25       25    Intl.Prop.Cat.   050071021BXP    1/1/02   12/31/02  AXA Colonia Konzern *AC*    PROPERTY XSL / EVENT 2ND LAYER
    25       25    Intl.Prop.Cat.   050072021BXP    1/1/02   12/31/02  AXA Colonia Konzern *AC*    PROPERTY XSL / EVENT 3RD LAYER
    25       25    Intl.Prop.Cat.   050073021BXP    1/1/02   12/31/02  AXA Colonia Konzern *AC*    PROPERTY XSL / EVENT 4TH LAYER
    25       25    Intl.Prop.Cat.   050083021BXP    1/1/02   12/31/02  SCHWEIZERISCHE NAT  *AC*    FIRE AND ALLIED STL
    25       25    Intl.Prop.Cat.   050099021BXP    1/1/02   12/31/02  SCHWEIZERISCHE NAT  *AC*    MOTOR HULL XSL 1ST LAYER
    25       25    Intl.Prop.Cat.   050170021BXP    1/1/02   12/31/02  Caisse Centrale des M *AC*  STORM XSL 3RD LAYER
    25       25    Intl.Prop.Cat.   050172021BXP    1/1/02   12/31/02  AXA Portugal *AC*           F&A XSL PER EVENT 2ND LAYER
    25       25    Intl.Prop.Cat.   050173021BXP    1/1/02   12/31/02  AXA Portugal *AC*           F&A XSL PER EVENT 3RD LAYER
    25       25    Intl.Prop.Cat.   050174021BXP    1/1/02   12/31/02  AXA Portugal *AC*           F&A XSL PER EVENT 4TH LAYER
    25       25    Intl.Prop.Cat.   050213021BXP    1/1/02   12/31/02  Westfalische Provinzi *AC*  N.F. XSL 1ST LAYER
    25       25    Intl.Prop.Cat.   050215021BXP    1/1/02   12/31/02  SV Sparkassenversich *AC*   FIRE / CATASTROPHE XSL 3RD L.
    25       25    Intl.Prop.Cat.   050227021BXP    1/1/02   12/31/02  GOTHAER VERS VVaG *AC*      XSL ON RET. 3RD LAYER
    25       25    Intl.Prop.Cat.   050231021BXP    1/1/02   12/31/02  THURINGIA VERS AG *AC*      MOTOR HULL XSL 1ST LAYER
    25       25    Intl.Prop.Cat.   050232021BXP    1/1/02   12/31/02  THURINGIA VERS AG *AC*      MOTOR HULL XSL 2ND LAYER
    25       25    Intl.Prop.Cat.   050233021BXP    1/1/02   12/31/02  THURINGIA VERS AG *AC*      STORM STOPLOSS 1ST LAYER
    25       25    Intl.Prop.Cat.   050238021BXP    1/1/02   12/31/02  THURINGIA VERS AG *AC*      NATURAL EVENTS 1ST LAYER
    25       25    Intl.Prop.Cat.   050239021BXP    1/1/02   12/31/02  THURINGIA VERS AG *AC*      NATURAL EVENTS XSL 2ND LAYER

                                     A-2-20

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    25       25    Intl.Prop.Cat.   050240021BXP    1/1/02   12/31/02  THURINGIA VERS AG *AC*      NATURAL EVENTS XSL 3RD LAYER
    25       25    Intl.Prop.Cat.   050315021BXP    1/1/02   12/31/02  MACIF(MutAssdesCommer *XO*  MOTOR HULL XSL 1ST LAYER
    25       25    Intl.Prop.Cat.   050316021BXP    1/1/02   12/31/02  MACIF(MutAssdesCommer *XO*  MOTOR HULL XSL 2ND LAYER
    25       25    Intl.Prop.Cat.   050317021BXP    1/1/02   12/31/02  MACIF(MutAssdesCommer *XO*  MOTOR HULL XSL 3RD LAYER
    25       25    Intl.Prop.Cat.   050318021BXP    1/1/02   12/31/02  MACIF(MutAssdesCommer *XO*  MOTOR HULL XSL 4TH LAYER
    25       25    Intl.Prop.Cat.   050319021BXP    1/1/02   12/31/02  ABEILLE ASS *AC*            CAT NAT / EVENT XSL 1ST LAYER
    25       25    Intl.Prop.Cat.   050321021BXP    1/1/02   12/31/02  ACHMEA *AC*                 CATASTROPHE XSL 4TH LAYER
    25       25    Intl.Prop.Cat.   050729021BXP    1/1/02   12/31/02  Caisse Centrale des M *AC*  STORM XSL 4TH LAYER
    25       25    Intl.Prop.Cat.   050757021BXP    1/1/02   12/31/02  AXA Royale Belge *AC*       PROPERTY XSL / EVENT 2ND L.
    25       25    Intl.Prop.Cat.   051321021BXP    1/1/02   12/31/02  Generali Ass Gen *AC*       MOTOR PHYSICAL DAMAGE XSL 5 L.
    25       25    Intl.Prop.Cat.   051839021BXP    1/1/02   12/31/02  Caisse Centrale des M *AC*  STORM XSL 5TH LAYER
    25       25    Intl.Prop.Cat.   052117021BXP    1/1/02   12/31/02  GENERALI HOLDING *AC*       PROPERTY XSL 2 LAYER
    25       25    Intl.Prop.Cat.   052121021BXP    1/1/02   12/31/02  GENERALI HOLDING *AC*       MOTOR HULL AUSTRIA XSL 4L
    25       25    Intl.Prop.Cat.   052218021BXH    1/1/02   12/31/02  Landschaftliche Brand *AC*  HAIL STOPLOSS 1ST LAYER
    25       25    Intl.Prop.Cat.   052219021BXH    1/1/02   12/31/02  Landschaftliche Brand *AC*  HAIL STOPLOSS 2ND LAYER
    25       25    Intl.Prop.Cat.   052220021BXP    1/1/02   12/31/02  GENERALI HOLDING *AC*       STORM 1ST XSL (EX INTERUNFALL)
    25       25    Intl.Prop.Cat.   052221021BXP    1/1/02   12/31/02  GENERALI HOLDING *AC*       STORM 2ND XSL (EX INTERUNFALL)
    25       25    Intl.Prop.Cat.   052222021BXP    1/1/02   12/31/02  GENERALI HOLDING *AC*       STORM 3RD XSL (EX INTERUNFALL)
    25       25    Intl.Prop.Cat.   052223021BXP    1/1/02   12/31/02  GENERALI HOLDING *AC*       STORM 4TH XSL (EX INTERUNFALL)
    25       25    Intl.Prop.Cat.   052271021BXP    1/1/02   12/31/02  Deutscher Herold *AC*       MOTOR HULL XSL ON RETENTION
    25       25    Intl.Prop.Cat.   052302021BXP    1/1/02   12/31/02  Alka Forsikring Aktie *AC*  CATASTROPHE XSL 1ST LAYER
    25       25    Intl.Prop.Cat.   052305021BXP    1/1/02   12/31/02  Alka Forsikring Aktie *AC*  CATASTROPHE XSL 4TH LAYER
    25       25    Intl.Prop.Cat.   052308021BXP    1/1/02   12/31/02  AXA Colonia Konzern *AC*    FIRE OF FOREST XSL
    25       25    Intl.Prop.Cat.   052309021BXP    1/1/02   12/31/02  AXA Colonia Konzern *AC*    PROPERTY XSL / EVENT 5TH LAYER
    25       25    Intl.Prop.Cat.   052314021BXP    1/1/02   12/31/02  ACHMEA *AC*                 CATASTROPHE XSL 2ND LAYER
    25       25    Intl.Prop.Cat.   052315021BXP    1/1/02   12/31/02  ACHMEA *AC*                 CATASTROPHE XSL 3RD LAYER
    25       25    Intl.Prop.Cat.   052352021BXP    1/1/02   12/31/02  RHEINLAND VERS AG *AC*      STORM XSL ON RET. 3RD LAYER
    25       25    Intl.Prop.Cat.   052385021BXP    1/1/02   12/31/02  ASS GEN DE FRANCE IAR *AC*  NATURAL FORCES XSL 1ST LAYER
    25       25    Intl.Prop.Cat.   052387021BXP    1/1/02   12/31/02  ASS GEN DE FRANCE IAR *AC*  NATURAL FORCES XSL 3RD LAYER
    25       25    Intl.Prop.Cat.   052401021BXP    1/1/02   12/31/02  Alte Leipziger Ruck V *AC*  PROPERTY XSL 2ND LAYER

                                     A-2-21

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    25       25    Intl.Prop.Cat.   052458021BXP    1/1/02   12/31/02  AXA Royale Belge *AC*       PROPERTY XSL / EVENT 1ST L.
    25       25    Intl.Prop.Cat.   052459021BXP    1/1/02   12/31/02  AXA Royale Belge *AC*       PROPERTY XSL / EVENT 4TH L.
    25       25    Intl.Prop.Cat.   052542021BXP    1/1/02   12/31/02  AXA Portugal *AC*           F&A XSL PER EVENT 1ST LAYER
    25       25    Intl.Prop.Cat.   052543021BXP    1/1/02   12/31/02  AXA Portugal *AC*           F&A XSL PER EVENT 5TH LAYER
    25       25    Intl.Prop.Cat.   052549021BXP    1/1/02   12/31/02  Caisse Centrale des M *AC*  STORM XSL 6TH LAYER
    25       25    Intl.Prop.Cat.   052550021BXP    1/1/02   12/31/02  Caisse Centrale des M *AC*  STORM XSL 7TH LAYER
    25       25    Intl.Prop.Cat.   052551021BXP    1/1/02   12/31/02  Caisse Centrale des M *AC*  STORM XSL 8TH LAYER
    25       25    Intl.Prop.Cat.   052562021BXP    1/1/02   12/31/02  AXA Ass *AC*                PROPERTY XSL / EVENT 2ND LAYER
    25       25    Intl.Prop.Cat.   052563021BXP    1/1/02   12/31/02  AXA Ass *AC*                PROPERTY XSL / EVENT 3RD LAYER
    25       25    Intl.Prop.Cat.   052564021BXP    1/1/02   12/31/02  AXA Ass *AC*                PROPERTY XSL / EVENT 4TH LAYER
    25       25    Intl.Prop.Cat.   052565021BXP    1/1/02   12/31/02  AXA Ass *AC*                PROPERTY XSL / EVENT 5TH LAYER
    25       25    Intl.Prop.Cat.   052566021BXP    1/1/02   12/31/02  AXA Ass *AC*                PROPERTY XSL / EVENT 6TH LAYER
    25       25    Intl.Prop.Cat.   052591021BXP    1/1/02   12/31/02  Axa Schade Verz *AC*        PROPERTY XSL PER EVENT 1L.
    25       25    Intl.Prop.Cat.   052592021BXP    1/1/02   12/31/02  Axa Schade Verz *AC*        PROPERTY XSL PER EVENT 2L.
    25       25    Intl.Prop.Cat.   052593021BXP    1/1/02   12/31/02  Axa Schade Verz *AC*        PROPERTY XSL PER EVENT 3L.
    25       25    Intl.Prop.Cat.   052616021BXP    1/1/02   12/31/02  Fortis AG *AC*              CAT XSL 3RD LAYER
    25       25    Intl.Prop.Cat.   052648021BXP    1/1/02   12/31/02  GENERALI HOLDING *AC*       MOTOR HULL (N.F.) 1ST LAYER
    25       25    Intl.Prop.Cat.   052650021BXP    1/1/02   12/31/02  GENERALI HOLDING *AC*       MOTOR HULL (N.F.) 2ND LAYER
    25       25    Intl.Prop.Cat.   052651021BXP    1/1/02   12/31/02  GENERALI HOLDING *AC*       MOTOR HULL (N.F.) 3RD LAYER
    25       25    Intl.Prop.Cat.   052652021BXP    1/1/02   12/31/02  GENERALI HOLDING *AC*       MOTOR HULL XSL 4TH LAYER
    25       25    Intl.Prop.Cat.   052658021BXP    1/1/02   12/31/02  Provinzial Nord Brand *AC*  CAT XSL ON RET 6TH LAYER
    25       25    Intl.Prop.Cat.   052663021BXP    1/1/02   12/31/02  DEUTSCHE RUCK AG *AC*       CAT XSL ON RET 4L. PROV.BRANDK
    25       25    Intl.Prop.Cat.   052665021BXP    1/1/02   12/31/02  DEUTSCHE RUCK AG *AC*       CAT XSL ON RET 5L. PROV.BRANDK
    25       25    Intl.Prop.Cat.   052667021BXP    1/1/02   12/31/02  DEUTSCHE RUCK AG *AC*       CAT XSL ON RET 6L. PROV.BRANDK
    25       25    Intl.Prop.Cat.   052669021BXP    1/1/02   12/31/02  Provinzial Nord Brand *AC*  CAT XSL ON RET TOP LAYER
    25       25    Intl.Prop.Cat.   052672021BXP    1/1/02   12/31/02  Hamburger Feuerkasse *AC*   NATURAL FORCES STL 1ST LAYER
    25       25    Intl.Prop.Cat.   052675021BXP    1/1/02   12/31/02  Hamburger Feuerkasse *AC*   NATURAL FORCES STL 2ND LAYER
    25       25    Intl.Prop.Cat.   052676021BXP    1/1/02   12/31/02  Hamburger Feuerkasse *AC*   NATURAL FORCES STL 3RD LAYER
    25       25    Intl.Prop.Cat.   052677021BXP    1/1/02   12/31/02  Hamburger Feuerkasse *AC*   NATURAL FORCES STL 4TH LAYER
    25       25    Intl.Prop.Cat.   052698021BXP    1/1/02   12/31/02  AGF (Assubel) *AC*          PROPERTY XSL PER EVENT 1ST L.

                                     A-2-22

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    25       25    Intl.Prop.Cat.   052699021BXP    1/1/02   12/31/02  AGF (Assubel) *AC*          PROPERTY XSL PER EVENT 2ND L.
    25       25    Intl.Prop.Cat.   052700021BXP    1/1/02   12/31/02  AGF (Assubel) *AC*          PROPERTY XSL PER EVENT 3RD L.
    25       25    Intl.Prop.Cat.   052701021BXP    1/1/02   12/31/02  AGF (Assubel) *AC*          PROPERTY XSL PER EVENT 4TH L.
    25       25    Intl.Prop.Cat.   052703021BXP    1/1/02   12/31/02  AGF (Assubel) *AC*          PROPERTY XSL PER EVENT 5TH L.
    25       25    Intl.Prop.Cat.   052721021BXP    1/1/02   12/31/02  Kanton Zurich *XO*          EARTHQUAKE XSL 2ND LAYER
    25       25    Intl.Prop.Cat.   052724021BXP    1/1/02   12/31/02  Kanton Zurich *XO*          EARTHQUAKE XSL 3RD LAYER
    25       25    Intl.Prop.Cat.   052762021BXP    1/1/02   12/31/02  AGROTIKI HELLENIC GEN *AC*  FIRE CATASTROPHE XSL 1ST LAYER
    25       25    Intl.Prop.Cat.   052795021BXP    1/1/02   12/31/02  SNS Reaal Group *AC*        PROPERTY CAT XSL 1ST LAYER
    25       25    Intl.Prop.Cat.   052797021BXP    1/1/02   12/31/02  SNS Reaal Group *AC*        PROPERTY CAT XSL 2ND LAYER
    25       25    Intl.Prop.Cat.   052798021BXP    1/1/02   12/31/02  SNS Reaal Group *AC*        PROPERTY CAT XSL 3RD LAYER
    25       25    Intl.Prop.Cat.   052803021BXP    1/1/02   12/31/02  Grp Azur *AC*               CAT NAT STOPLOSS
    25       25    Intl.Prop.Cat.   052817021BXP    1/1/02   12/31/02  European Reliance Gen *AC*  PROPERTY XSL PER EVENT 1L.
    25       25    Intl.Prop.Cat.   052818021BXP    1/1/02   12/31/02  European Reliance Gen *AC*  PROPERTY XSL PER EVENT 2L.
    25       25    Intl.Prop.Cat.   052819021BXP    1/1/02   12/31/02  European Reliance Gen *AC*  PROPERTY XSL PER EVENT 3L.
    25       25    Intl.Prop.Cat.   052820021BXP    1/1/02   12/31/02  European Reliance Gen *AC*  PROPERTY XSL PER EVENT 4L.
    25       25    Intl.Prop.Cat.   052821021BXP    1/1/02   12/31/02  European Reliance Gen *AC*  PROPERTY XSL PER EVENT 5L.
    25       25    Intl.Prop.Cat.   052822021BXP    1/1/02   12/31/02  Olympiaki-Victoria *AC*     FIRE CATASTROPHE XSL
    25       25    Intl.Prop.Cat.   052838021BXP    1/1/02   12/31/02  Feuersozietat Berlin *XO*   STORM AND HAIL STOPLOSS ON RET
    25       25    Intl.Prop.Cat.   052869021BXP    1/1/02   12/31/02  Donau Allgemeine Vers *AC*  STORM / HOUSEHOLDERS N.F. XSL
    25       25    Intl.Prop.Cat.   052870021BXP    1/1/02   12/31/02  Donau Allgemeine Vers *AC*  MOTOR HULL - N.F.  XSL
    25       25    Intl.Prop.Cat.   052871021BXP    1/1/02   12/31/02  Donau Allgemeine Vers *AC*  UMBRELLA COVER XSL 1ST LAYER
    25       25    Intl.Prop.Cat.   052872021BXP    1/1/02   12/31/02  Donau Allgemeine Vers *AC*  UMBRELLA COVER XSL 2ND LAYER
    25       25    Intl.Prop.Cat.   052875021BXP    1/1/02   12/31/02  Wiener Stadtische Wec *AC*  STORM / HOUSEHOLDERS N.F. XSL
    25       25    Intl.Prop.Cat.   052876021BXP    1/1/02   12/31/02  Wiener Stadtische Wec *AC*  MOTOR HULL - N.F.  XSL
    25       25    Intl.Prop.Cat.   052877021BXP    1/1/02   12/31/02  Wiener Stadtische Wec *AC*  UMBRELLA COVER XSL 1ST LAYER
    25       25    Intl.Prop.Cat.   052878021BXP    1/1/02   12/31/02  Wiener Stadtische Wec *AC*  UMBRELLA COVER XSL 2ND LAYER
    25       25    Intl.Prop.Cat.   052884021BXP    1/1/02   12/31/02  Generali Lloyd *AC*         CUMUL XSL PER EVENT 5TH LAYER
    25       25    Intl.Prop.Cat.   052894021BXP    1/1/02   12/31/02  DEUTSCHE RUCK AG *AC*       NATURAL FORCES STL 5TH LAYER
    25       25    Intl.Prop.Cat.   052912021BXP    1/1/02   12/31/02  Generali France Ass *AC*    NATURAL CATASTROPHE XSL
    25       25    Intl.Prop.Cat.   052915021BXP    1/1/02   12/31/02  Interkantonaler Rueck *AC*  ELEMENTAL RISK STL 1ST LAYER

                                     A-2-23

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    25       25    Intl.Prop.Cat.   052991021BXP    1/1/02   12/31/02  Winterthur Swiss Ins *AC*   GROUP CAT. INT. SEC. XSL 1L
    25       25    Intl.Prop.Cat.   052992021BXP    1/1/02   12/31/02  Winterthur Swiss Ins *AC*   GROUP CAT. INT. SEC. XSL 2L
    25       25    Intl.Prop.Cat.   052993021BXP    1/1/02   12/31/02  Winterthur Swiss Ins *AC*   GROUP CAT. INT. SEC. XSL 3L
    25       25    Intl.Prop.Cat.   052994021BXP    1/1/02   12/31/02  Winterthur Swiss Ins *AC*   GROUP CAT. INT. SEC. XSL 4L
    25       25    Intl.Prop.Cat.   052995021BXP    1/1/02   12/31/02  Winterthur Swiss Ins *AC*   GROUP CAT. INT. SEC. XSL 5L
    25       25    Intl.Prop.Cat.   052996021BXP    1/1/02   12/31/02  Winterthur Swiss Ins *AC*   GROUP CAT. INT. SEC. XSL 6L
    25       25    Intl.Prop.Cat.   052997021BXP    1/1/02   12/31/02  Winterthur Swiss Ins *AC*   GROUP CAT. AMERICAN SEC. 1L.
    25       25    Intl.Prop.Cat.   052998021BXP    1/1/02   12/31/02  Winterthur Swiss Ins *AC*   GROUP CAT. AMERICAN SEC. 2L.
    25       25    Intl.Prop.Cat.   052999021BXP    1/1/02   12/31/02  Winterthur Swiss Ins *AC*   GROUP CAT. AMERICAN SEC. 3L.
    25       25    Intl.Prop.Cat.   053000021BXP    1/1/02   12/31/02  VHV Autoversicherungs *AC*  MOTOR HULL XSL 1ST LAYER
    25       25    Intl.Prop.Cat.   053001021BXP    1/1/02   12/31/02  VHV Autoversicherungs *AC*  MOTOR HULL XSL 2ND LAYER
    25       25    Intl.Prop.Cat.   053002021BXP    1/1/02   12/31/02  VHV Autoversicherungs *AC*  MOTOR HULL XSL 3RD LAYER
    25       25    Intl.Prop.Cat.   053054021BXP    1/1/02   12/31/02  Mut Ass des Institueu *AC*  STORM XSL 1ST LAYER
    25       25    Intl.Prop.Cat.   053056021BXP    1/1/02   12/31/02  Mut Ass des Institueu *AC*  STORM XSL 3RD LAYER
    25       25    Intl.Prop.Cat.   053073021BXP    1/1/02   12/31/02  Donau Allgemeine Vers *AC*  STORM ON ENGINEERING RISKS XSL
    25       25    Intl.Prop.Cat.   053074021BXP    1/1/02   12/31/02  Wiener Stadtische Wec *AC*  STORM ON ENGINEERING RISKS XSL
    25       25    Intl.Prop.Cat.   053130021BXP    1/1/02   12/31/02  Lippische Landesbrand *AC*  STORM / HAIL XSL
    25       25    Intl.Prop.Cat.   053139021BXP    1/1/02   12/31/02  GERLING KONZERN AV *AC*     ELEMENTAL RISKS STL(RETRO IRV)
    25       25    Intl.Prop.Cat.   053148021BXP    1/1/02   12/31/02  Schweizerische Mobili *AC*  FIRE AND ALLIED STOPLOSS
    25       25    Intl.Prop.Cat.   055242021BXP    1/1/02   12/31/02  WURTTEMBERGISCHE GEBA *AC*  NATURAL FORCES STL
    25       25    Intl.Prop.Cat.   055271021BXP    1/1/02   12/31/02  Fortis Corp Antwerp *XO*    CATASTROPHE XSL 1ST LAYER
    25       25    Intl.Prop.Cat.   055272021BXP    1/1/02   12/31/02  Fortis Corp Antwerp *XO*    CATASTROPHE XSL 2ND LAYER
    25       25    Intl.Prop.Cat.   055309021BXP    1/1/02   12/31/02  Landwirtschaftlicher *AC*   NATURAL FORCES TOP LAYER
    25       25    Intl.Prop.Cat.   055403021BXP    1/1/02   12/31/02  KBC (KredietBank Cera *AC*  FIRE XSL PER EVENT 2ND LAYER
    25       25    Intl.Prop.Cat.   055422021BXP    1/1/02   12/31/02  GENERALI HOLDING *AC*       MOTOR HULL AUSTRIA XSL 5L
    25       25    Intl.Prop.Cat.   055423021BXP    1/1/02   12/31/02  GENERALI HOLDING *AC*       PROPERTY XSL 4TH LAYER
    25       25    Intl.Prop.Cat.   055425021BXH    1/1/02   12/31/02  Deutsche Hagel Vers G *XF*  HAIL STL ON RETENTION
    25       25    Intl.Prop.Cat.   055427021BXP    1/1/02   12/31/02  Deutsche Hagel Vers G *XF*  STORM STL INCL SNOW AND ICE
    25       25    Intl.Prop.Cat.   055437021BXP    1/1/02   12/31/02  ASS GEN DE FRANCE IAR *AC*  NATURAL FORCES XSL 4TH LAYER
    25       25    Intl.Prop.Cat.   055480021BXP    1/1/02   12/31/02  Fortis AG *AC*              CAT XSL 2ND LAYER

                                     A-2-24

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    25       25    Intl.Prop.Cat.   055488021BXP    1/1/02   12/31/02  AGF (Assubel) *AC*          PROPERTY XSL PER EVENT 6TH L.
    25       25    Intl.Prop.Cat.   055509021BXP    1/1/02   12/31/02  ACHMEA *AC*                 CATASTROPHE XSL 1ST LAYER
    25       25    Intl.Prop.Cat.   055528021BXP    1/1/02   12/31/02  Unive Verzekeringen *AC*    MOTOR HULL XSL
    25       25    Intl.Prop.Cat.   055562021BXP    1/1/02   12/31/02  Fortis AG *AC*              CAT XSL 4L
    25       25    Intl.Prop.Cat.   055566021BXP    1/1/02   12/31/02  PROVINZIAL FEUERVERS *AC*   MOTOR HULL XSL 1ST LAYER
    25       25    Intl.Prop.Cat.   055568021BXP    1/1/02   12/31/02  PROVINZIAL FEUERVERS *AC*   MOTOR HULL XSL 2ND LAYER
    25       25    Intl.Prop.Cat.   055570021BXP    1/1/02   12/31/02  PROVINZIAL FEUERVERS *AC*   MOTOR HULL XSL 3RD LAYER
    25       25    Intl.Prop.Cat.   055585021BXP    1/1/02   12/31/02  Linea Directa Aseg *AC*     MOTOR PROPERTY DAMAGE XSL 1L
    25       25    Intl.Prop.Cat.   055589021BXP    1/1/02   12/31/02  Linea Directa Aseg  *AC*    MOTOR PROPERTY DAMAGE XSL 2L
    25       25    Intl.Prop.Cat.   055612021BXP    1/1/02   12/31/02  Fortis Corp Antwerp *XO*    CATASTROPHE XSL UNDERLYING LAY
    25       25    Intl.Prop.Cat.   055747021BXP    1/1/02   12/31/02  DEUTSCHE RUCK AG *AC*       STORM STOPLOSS 1ST LAYER
    25       25    Intl.Prop.Cat.   055750021BXP    1/1/02   12/31/02  DEUTSCHE RUCK AG *AC*       STORM STOPLOSS 2ND LAYER
    25       25    Intl.Prop.Cat.   055751021BXP    1/1/02   12/31/02  DEUTSCHE RUCK AG *AC*       STORM STOPLOSS 3RD LAYER
    25       25    Intl.Prop.Cat.   055789021BXP    1/1/02   12/31/02  Generali Ass Gen *AC*       MOTOR PHYSICAL DAMAGE XSL 3 L.
    25       25    Intl.Prop.Cat.   055790021BXP    1/1/02   12/31/02  Generali Ass Gen *AC*       MOTOR PHYSICAL DAMAGE XSL 4 L.
    25       25    Intl.Prop.Cat.   055794021BXP    1/1/02   12/31/02  Allianz Royal Nederla *AC*  PROPERTY CAT XSL 1ST LAYER
    25       25    Intl.Prop.Cat.   055798021BXP    1/1/02   12/31/02  Allianz Royal Nederla *AC*  PROPERTY CAT XSL 2ND LAYER
    25       25    Intl.Prop.Cat.   055800021BXP    1/1/02   12/31/02  Allianz Royal Nederla *AC*  PROPERTY CAT XSL 3RD LAYER
    25       25    Intl.Prop.Cat.   055811021BXP    1/1/02   12/31/02  Mut Ass des Institueu *AC*  STORM XSL 2ND LAYER
    25       25    Intl.Prop.Cat.   055822021BXP    1/1/02   12/31/02  ABEILLE ASS *AC*            NATURAL FORCES XSL 2ND LAYER
    25       25    Intl.Prop.Cat.   055823021BXP    1/1/02   12/31/02  ABEILLE ASS *AC*            NATURAL FORCES XSL 3RD LAYER
    25       25    Intl.Prop.Cat.   055825021BXP    1/1/02   12/31/02  CGU France *XO*             NATURAL FORCES XSL 1ST LAYER
    25       25    Intl.Prop.Cat.   055826021BXP    1/1/02   12/31/02  CGU France *XO*             NATURAL FORCES XSL 2ND LAYER
    25       25    Intl.Prop.Cat.   055827021BXP    1/1/02   12/31/02  CGU France *XO*             NATURAL FORCES XSL 3RD LAYER
    25       25    Intl.Prop.Cat.   055828021BXP    1/1/02   12/31/02  CGU France *XO*             NATURAL FORCES XSL 4TH LAYER
    25       25    Intl.Prop.Cat.   055830021BXP    1/1/02   12/31/02  Ethniki Hellenic Gen *AC*   FIRE CATASTROPHE XSL 1ST LAYER
    25       25    Intl.Prop.Cat.   055831021BXP    1/1/02   12/31/02  Ethniki Hellenic Gen *AC*   FIRE CATASTROPHE XSL 2ND LAYER
    25       25    Intl.Prop.Cat.   055832021BXP    1/1/02   12/31/02  Ethniki Hellenic Gen *AC*   FIRE CATASTROPHE XSL 3RD LAYER
    25       25    Intl.Prop.Cat.   055833021BXP    1/1/02   12/31/02  Ethniki Hellenic Gen *AC*   FIRE CATASTROPHE XSL 4TH LAYER
    25       25    Intl.Prop.Cat.   055920021BXP    1/1/02   12/31/02  GENERALI HOLDING *AC*       STORM 5TH XSL (EX INTERUNFALL)

                                     A-2-25

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    25       25    Intl.Prop.Cat.   055928021BXP    1/1/02   12/31/02  BAYERISCHE BEAMTENVER *AC*  MOTOR HULL 3RD LAYER
    25       25    Intl.Prop.Cat.   055942021BXP    1/1/02   12/31/02  Wederkerige 1820 *TO*       PROPERTY CATASTROPHE XSL
    25       25    Intl.Prop.Cat.   055998021BXH    1/1/02   12/31/02  Agroseguro *XO*             HAIL CROP STOPLOSS
    25       25    Intl.Prop.Cat.   056041021BXP    1/1/02   12/31/02  GENERALI HOLDING *AC*       PROPERTY XSL 1ST LAYER
    25       25    Intl.Prop.Cat.   056052021BXP    1/1/02   12/31/02  Oeffnche Sachvers Br *AC*   STORM STL ON RETENTION
    25       25    Intl.Prop.Cat.   056074021BXH    1/1/02   12/31/02  AXA Ass *AC*                HAIL STOPLOSS 2ND LAYER
    25       25    Intl.Prop.Cat.   801964021NXP    4/1/02    3/31/03  Zenkyoren Nat Mut Ins *AC*  Zenkyoren 1st Cat
    25       25    Intl.Prop.Cat.   804950021NXP    6/30/02   6/30/03  Suncorp Metway Ins Lt *AC*  Suncorp / Gio Cat XL 4th lyr
    25       25    Intl.Prop.Cat.   804989021NXP    7/1/02    6/30/03  R A C Ins Pty Ltd (Pe *AC*  RAC 2nd Cat
    25       25    Intl.Prop.Cat.   804990021NXP    7/1/02    6/30/03  R A C Ins Pty Ltd (Pe *AC*  RAC 3rd Cat
    25       25    Intl.Prop.Cat.   805576021NXP    1/1/02   12/31/02  Prudential Ass Co Ltd *AC*  PRUDENTIAL 1st cat
    25       25    Intl.Prop.Cat.   805913021NXP    4/1/02    3/31/03  Toa Re Co Ltd *AC*          Toa 1st primary Fire(Wind) Cat
    25       25    Intl.Prop.Cat.   806194021NXP    7/1/02    6/30/03  RACQ Ins Ltd *AC*           RACQ and RAA 1st Lyr Cat
    25       25    Intl.Prop.Cat.   806252021NXP    4/1/02    3/31/03  Coop De Seg Multiples *AC*  Cooperativa 1st Layer Cat XL
    25       25    Intl.Prop.Cat.   806337021NXP    1/1/02   12/31/02  Provinzial Feuervers *AC*   Provinzial 2nd storm cat x/l
    25       25    Intl.Prop.Cat.   806610021NXP    4/1/02    3/31/03  Nisshin F&M Ins Co Lt *AC*  Nisshin 2nd Cat
    25       25    Intl.Prop.Cat.   806611021NXP    4/1/02    3/31/03  Aioi Ins Co Ltd *AC*        AIOI 2nd Wind Cat
    25       25    Intl.Prop.Cat.   806613021NXP    4/1/02    3/31/03  Toa Re Co Ltd *AC*          Toa 1st retained EQ Cat X/L
    25       25    Intl.Prop.Cat.   806663021NXP    4/1/02    3/31/03  MitsuiSumitomo Ins Co *AC*  Mitsui Sumitomo 2nd Cat
    25       25    Intl.Prop.Cat.   807034021NXP    1/1/02   12/31/02  Swiss Earthquake Fund *XO*  Swiss E/Q stop loss
    25       25    Intl.Prop.Cat.   807297021NXP    6/1/02    5/31/03  EQ Commission *AC*          EQ Comm. 2nd layer cat XL
    25       25    Intl.Prop.Cat.   820147021NXP    1/1/02   12/31/02  Coop Ins Soc Ltd *AC*       Co-op Top layer cat
    25       25    Intl.Prop.Cat.   820233021NXP    1/1/02   12/31/02  Swiss Elemental Pool *XO*   Swiss Elemental Agg 1st layer
    25       25    Intl.Prop.Cat.   820234021NXP    1/1/02   12/31/02  Swiss Elemental Pool *XO*   Swiss Elemental Agg x/l 2nd
    25       25    Intl.Prop.Cat.   820267021NXP    4/1/02    3/31/03  CGNU plc *AC*               NU Ins Corp.Partners 1st Cat
    25       25    Intl.Prop.Cat.   820349021NXP    1/1/02   12/31/02  Provinzial Feuervers *AC*   Provinzial storm cat 1st layer
    25       25    Intl.Prop.Cat.   820588021NXP    4/1/02    3/31/03  Zenkyoren Nat Mut Ins *AC*  Zenkyoren 2nd Cat
    25       25    Intl.Prop.Cat.   820619021NXP    4/1/02    3/31/03  NipponKoa Ins Co Ltd *AC*   NipponKoa 2nd Wind Cat X/L
    25       25    Intl.Prop.Cat.   820666021NXP    4/1/02    3/31/03  Nichido F&M Ins Co Lt *AC*  Nichido 3rd W/S Cat X/L
    25       25    Intl.Prop.Cat.   820683021NXP    7/1/02    6/30/03  R A C Ins Pty Ltd (Pe *AC*  RAC Risk & Cat

                                     A-2-26

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    25       25    Intl.Prop.Cat.   820728021NXP    7/1/02    6/30/03  Defence Service Homes *AC*  Defence Services Cat 4 1of3
    25       25    Intl.Prop.Cat.   820729021NXP    7/1/02    6/30/03  Defence Service Homes *AC*  Defence Services 3rd Cat 1of3
    25       25    Intl.Prop.Cat.   820765021NXP    7/1/02    6/30/03  Catholic Church Inss *AC*   Catholic Church Cat 3
    25       25    Intl.Prop.Cat.   821511021NXP    1/1/02   12/31/02  ING Re *AC*                 ING RE 1st layer cat
    25       25    Intl.Prop.Cat.   821646021NXP    1/1/02   12/31/02  Helvetia Ins *AC*           Helvetia 1st Cat
    25       25    Intl.Prop.Cat.   821647021NXP    1/1/02   12/31/02  Helvetia Ins *AC*           Helvetia 2nd cat
    25       25    Intl.Prop.Cat.   821916021NXP    4/1/02    3/31/03  Toa Re Co Ltd *AC*          Toa 2nd retained EQ Cat X/L
    25       25    Intl.Prop.Cat.   821950021NXP    4/1/02    3/31/03  Yasuda F&M Ins Co Ltd *AC*  Yasuda 2nd Wind Cat
    25       25    Intl.Prop.Cat.   822078021NXP    1/1/02   12/31/02  Bahamas First Gen Ins *TO*  Bahamas First 2nd layer Cat XL
    25       25    Intl.Prop.Cat.   822097021NXP    1/1/02   12/31/02  Groupama Ins Co Ltd *AC*    Groupama 2ND Cat
    25       25    Intl.Prop.Cat.   822130021NXP    1/1/02   12/31/02  Hiscox Ins Co *AC*          Hiscox 1st Cat
    25       25    Intl.Prop.Cat.   822164021NXP    1/1/02   12/31/02  Nat Farmers Union Mut *AC*  N F U 3rd Cat
    25       25    Intl.Prop.Cat.   822175021NXP    4/1/02    3/31/03  CGNU plc *AC*               NU Corp.Partners 2nd cat XL
    25       25    Intl.Prop.Cat.   822187021NXP    1/1/02   12/31/02  Sjova Almennar Tryggi *XO*  Icelandic Cat Fund x/l
    25       25    Intl.Prop.Cat.   822314021NXP    4/1/02    3/31/03  Toa Re Co Ltd *AC*          Toa Non Prop Surplus - Wind
    25       25    Intl.Prop.Cat.   822316021NXP    4/1/02    3/31/03  Tokio M&F Ins Co Ltd *AC*   Tokio 1st Layer Wind Cat X/L
    25       25    Intl.Prop.Cat.   822325021NXP    4/1/02    3/31/03  Nisshin F&M Ins Co Lt *AC*  Nisshin 3rd Layer Cat
    25       25    Intl.Prop.Cat.   822327021NXP    4/1/02    3/31/03  Yasuda F&M Ins Co Ltd *AC*  Yasuda/Nissan/Sompo Quake
    25       25    Intl.Prop.Cat.   822460021NXP    1/1/02   12/31/02  Bahamas First Gen Ins *TO*  Bahamas First 5th layer cat XL
    25       25    Intl.Prop.Cat.   822467021NXP    1/1/02   12/31/02  Norsk Naturskadepool *XO*   Norway perils pool 3rd Cat
    25       25    Intl.Prop.Cat.   822476021NXP    1/1/02   12/31/02  United Ins Co Ltd (Ba *XO*  United 4th fire cat x/l
    25       25    Intl.Prop.Cat.   822608021NXP    1/1/02   12/31/02  RoyalSunAllianceAustr *AC*  RSA 3rd CAT XL
    25       25    Intl.Prop.Cat.   822659021NXP    1/1/02   12/31/02  Hiscox Ins Co *AC*          Hiscox 2nd Cat
    25       25    Intl.Prop.Cat.   822730021NXP    1/1/02   12/31/02  United Ins Co Ltd (Ba *XO*  United 3rd fire cat x/l
    25       25    Intl.Prop.Cat.   822846021NXP    1/1/02   12/31/02  AIG Co Ltd *AC*             AIU 3rd layer cat (AIUOA)
    25       25    Intl.Prop.Cat.   822860021NXP    1/1/02   12/31/02  PritchardMSF Synd0318 *AC*  M S Pritchard 1st Cat
    25       25    Intl.Prop.Cat.   822861021NXP    1/1/02   12/31/02  PritchardMSF Synd0318 *AC*  M S Pritchard 2nd cat
    25       25    Intl.Prop.Cat.   822938021NXP    4/1/02    3/31/03  Zenkyoren Nat Mut Ins *AC*  Zenkyoren 3rd Cat
    25       25    Intl.Prop.Cat.   822953021NXP    4/1/02    3/31/03  Farmers Mut Ins Ltd *XO*    Farmers Mut 2nd Cat
    25       25    Intl.Prop.Cat.   822981021NXP    4/1/02    3/31/03  Tokio M&F Ins Co Ltd *AC*   Tokio 2nd Layer W/S Cat

                                     A-2-27

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    25       25    Intl.Prop.Cat.   822995021NXP    4/1/02    3/31/03  Yasuda F&M Ins Co Ltd *AC*  Yasuda 3rd Wind Cat
    25       25    Intl.Prop.Cat.   823011021NXP    4/1/02    3/31/03  NipponKoa Ins Co Ltd *AC*   NipponKoa 3rd Wind Cat X/L
    25       25    Intl.Prop.Cat.   823040021NXP    4/1/02    3/31/03  Chubb Corporation *AC*      Chubb 1ST LAYER W/W Cat X/L
    25       25    Intl.Prop.Cat.   823055021NXP    1/1/02   12/31/02  Mut & Fedl Ins Co Ltd *AC*  Mut & Fedl 3rd fire & motor
    25       25    Intl.Prop.Cat.   823183021NXP    1/1/02   12/31/02  Santam Ltd *AC*             Santam 3rd Cat
    25       25    Intl.Prop.Cat.   823184021NXP    1/1/02   12/31/02  Santam Ltd *AC*             Santam 4th Cat
    25       25    Intl.Prop.Cat.   823185021NXP    1/1/02   12/31/02  Santam Ltd *AC*             Santam 5th Cat
    25       25    Intl.Prop.Cat.   823215021NXP    1/1/02   12/31/02  Provinzial Nord Brand *AC*  Prov Kiel 2nd layer cat x/l
    25       25    Intl.Prop.Cat.   823216021NXP    1/1/02   12/31/02  Provinzial Nord Brand *AC*  Prov Kiel 3rd layer cat
    25       25    Intl.Prop.Cat.   823228021NXP    1/1/02   12/31/02  Bituach Haklai Ltd *XO*     Bituach Haklai Cat
    25       25    Intl.Prop.Cat.   823271021NXP    1/1/02   12/31/02  Royal Sun Alliance Gr *AC*  RSA Homeowners 1st Cat
    25       25    Intl.Prop.Cat.   823282021NXP    1/1/02   12/31/02  Ecclesiastical Ins Of *AC*  Ecclesiastical 4th layer cat
    25       25    Intl.Prop.Cat.   823334021NXP    1/1/02   12/31/02  Swiss Elemental Pool *XO*   Swiss Elemental Agg x/l 5th
    25       25    Intl.Prop.Cat.   823341021NXP    1/1/02   12/31/02  ACHMEA *AC*                 Achmea 2nd motor pd cat
    25       25    Intl.Prop.Cat.   823356021NXP    1/1/02   12/31/02  Provinzial Nord Brand *AC*  Provinzial Kiel sub layer cat
    25       25    Intl.Prop.Cat.   823377021NXP    1/1/02   12/31/02  Commercial Union Sigo *XO*  C U Sigorta 4th Cat XL
    25       25    Intl.Prop.Cat.   823385021NXP    1/1/02   12/31/02  Aryeh Ins Co of Israe *XO*  Aryeh/Ilit Cat 1st Layer
    25       25    Intl.Prop.Cat.   823456021NXP    4/1/02    3/31/03  Zurich Ins Co UK *XO*       Zurich 1st Cat
    25       25    Intl.Prop.Cat.   823457021NXP    4/1/02    3/31/03  Zurich Ins Co UK *XO*       Zurich 2nd Cat
    25       25    Intl.Prop.Cat.   823586021NXP    1/1/02   12/31/02  Prudential Ass Co Ltd *AC*  PRUDENTIAL 2nd cat xl
    25       25    Intl.Prop.Cat.   823604021NXP    4/1/02    3/31/03  Coop De Seg Multiples *AC*  Cooperativa 3rd Layer Cat XL
    25       25    Intl.Prop.Cat.   823605021NXP    4/1/02    3/31/03  Coop De Seg Multiples *AC*  Cooperativa 4th Layer Cat XL
    25       25    Intl.Prop.Cat.   823611021NXP    1/1/02   12/31/02  Assic Generali di Tri *AC*  Generali 3rd WW Cat
    25       25    Intl.Prop.Cat.   823612021NXP    1/1/02   12/31/02  Assic Generali di Tri *AC*  Generali 5th Cat
    25       25    Intl.Prop.Cat.   823613021NXP    1/1/02   12/31/02  Swiss Elemental Pool *XO*   Swiss Elemental Agg 3rd layer
    25       25    Intl.Prop.Cat.   823674021NXP    1/1/02   12/31/02  PritchardMSF Synd0318 *AC*  MS Pritchard 3rd Cat
    25       25    Intl.Prop.Cat.   823897021NXP    6/1/02    5/31/03  EQ Commission *AC*          EQ Comm.3rd cat XL
    25       25    Intl.Prop.Cat.   823911021NXP    7/1/02    6/30/03  Lumley Gen Ins Ltd *XO*     Lumley Gen 4th layer cat
    25       25    Intl.Prop.Cat.   823920021NXP    4/1/02    3/31/03  Medical Ins Soc Ltd *XO*    Medical Ins 1st Layer Cat X/L
    25       25    Intl.Prop.Cat.   823922021NXP    4/1/02    3/31/03  Medical Ins Soc Ltd *XO*    Medical Ins 2nd Layer Cat X/L

                                     A-2-28

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    25       25    Intl.Prop.Cat.   823929021NXP    4/1/02    3/31/03  Farmers Mut Ins Ltd *XO*    Farmers Mutual 1st Cat
    25       25    Intl.Prop.Cat.   823929021NXP    4/1/02    3/31/03  Farmers Mut Ins Ltd *XO*    Farmers Mutual 1st Cat
    25       25    Intl.Prop.Cat.   824002021NXP    1/1/02   12/31/02  Swiss Elemental Pool *XO*   Swiss Elemental agg 4th layer
    25       25    Intl.Prop.Cat.   824019021NXP    1/1/02   12/31/02  DIRECT INS *AC*             Direct Ins Homeowners Cats1to4
    25       25    Intl.Prop.Cat.   824057021NXP    1/1/02   12/31/02  Provinzial Nord Brand *AC*  Provinzial Kiel 4th layer cat
    25       25    Intl.Prop.Cat.   824081021NXP    1/1/02   12/31/02  Bahamas First Gen Ins *TO*  Bahamas First 3rd layer cat XL
    25       25    Intl.Prop.Cat.   824168021NXP    1/1/02   12/31/02  Royal Sun Alliance Gr *AC*  RSA Homeowners 2nd Cat
    25       25    Intl.Prop.Cat.   824170021NXP    1/1/02   12/31/02  Prudential Ass Co Ltd *AC*  PRUDENTIAL 3rd property cat xl
    25       25    Intl.Prop.Cat.   824205021NXP    1/1/02   12/31/02  Royal Sun Alliance Gr *AC*  RSA Homeowners 3rd Cat
    25       25    Intl.Prop.Cat.   824212021NXP    1/1/02   12/31/02  PritchardMSF Synd0318 *AC*  Pritchard Europe Cat
    25       25    Intl.Prop.Cat.   824212021NXP    1/1/02   12/31/02  PritchardMSF Synd0318 *AC*  Pritchard Europe Cat
    25       25    Intl.Prop.Cat.   824250021NXP    1/1/02   12/31/02  Helvetia Ins *AC*           Helvetia 3rd cat
    25       25    Intl.Prop.Cat.   824258021NXP    4/1/02    3/31/03  CGNU plc *AC*               NU Corp.Partners 3rd cat XL
    25       25    Intl.Prop.Cat.   824263021NXP    1/1/02   12/31/02  Wurttembergische Geba *AC*  Wurttembergische stop loss
    25       25    Intl.Prop.Cat.   824270021NXP    1/1/02   12/31/02  HDI aG *AC*                 H D I 1st motor pd cat
    25       25    Intl.Prop.Cat.   824271021NXP    1/1/02   12/31/02  HDI aG *AC*                 H D I 2nd motor pd cat
    25       25    Intl.Prop.Cat.   824272021NXP    1/1/02   12/31/02  HDI aG *AC*                 H D I 3rd motor pd cat
    25       25    Intl.Prop.Cat.   824338021NXP    7/1/02    6/30/03  Universal Ins Co (PR) *AC*  Universal 4th Cat XL
    25       25    Intl.Prop.Cat.   824357021NXP    7/1/02    6/30/03  Legal & Gen Ass Soc L *AC*  L & G 2nd Cat
    25       25    Intl.Prop.Cat.   824358021NXP    7/1/02    6/30/03  Legal & Gen Ass Soc L *AC*  L & G 3rd Cat
    25       25    Intl.Prop.Cat.   824378021NXP    1/1/02   12/31/02  Allianz Hungaria *AC*       Allianz Hungaria 1st Cat
    25       25    Intl.Prop.Cat.   824410021NXP    6/1/02    5/31/03  Pacific Indemnity Ins *XO*  Pacific Indemnity 3rd Cat
    25       25    Intl.Prop.Cat.   824422021NXP    6/30/02   6/30/03  Suncorp Metway Ins Lt *AC*  Suncorp / Gio Cat XL 2nd lyr
    26       26    Intl.Motor XOL   000835021NXC    1/1/02   12/31/02  Brick R M Synd 0587 *AC*    Chaucer Motor Layers 5 and 6
    26       26    Intl.Motor XOL   000921021NXC    1/1/02   12/31/02  Amlin Synd 2001 *AC*        Summit Motor/Liability Layer 3
    26       26    Intl.Motor XOL   000921021NXC    1/1/02   12/31/02  Amlin Synd 2001 *AC*        Summit Motor/Liability Layer 3
    26       26    Intl.Motor XOL   000922021NXC    1/1/02   12/31/02  Amlin Synd 2001 *AC*        Summit Motor/Liability Layer 4
    26       26    Intl.Motor XOL   000922021NXC    1/1/02   12/31/02  Amlin Synd 2001 *AC*        Summit Motor/Liability Layer 4
    26       26    Intl.Motor XOL   000923021NXC    1/1/02   12/31/02  Amlin Synd 2001 *AC*        Summit Motor/Liability Layer 5
    26       26    Intl.Motor XOL   000923021NXC    1/1/02   12/31/02  Amlin Synd 2001 *AC*        Summit Motor/Liability Layer 5

                                     A-2-29

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    26       26    Intl.Motor XOL   000990021NXC    1/1/02   12/31/02  Johnstone GF Synd1231 *AC*  Liberty Motor Layers 4, 5 & 6
    26       26    Intl.Motor XOL   001358021NXC    1/1/02   12/31/02  Cornhill Ins PLC *AC*       Cornhill 4th Accident XL
    26       26    Intl.Motor XOL   001451021NXC    1/1/02   12/31/02  Royal Sun Alliance Gr *AC*  Royal&Sun Alliance Unltd Motor
    26       26    Intl.Motor XOL   001503021NXC    1/1/02   12/31/02  Hannover Ruck AG *AC*       Hannover Int Motor XL Sect A&B
    26       26    Intl.Motor XOL   001556021NXC    1/1/02   12/31/02  Seg Mercurio SA *XO*        Mercurio Motor Layer 1
    26       26    Intl.Motor XOL   001569021NXC    1/1/02   12/31/02  Seg Mercurio SA *XO*        Mercurio Motor Layer 2
    26       26    Intl.Motor XOL   001570021NXC    1/1/02   12/31/02  Seg Mercurio SA *XO*        Mercurio Motor Layer 3
    26       26    Intl.Motor XOL   001818021NXC    1/1/02   12/31/02  Interpolis NV *AC*          Interpolis Motor XL
    26       26    Intl.Motor XOL   001880021NXC    1/1/02   12/31/02  Synd 2987 Wren Motor *NR*   Wren Motor XL Layer 1
    26       26    Intl.Motor XOL   001881021NXC    1/1/02   12/31/02  Synd 2987 Wren Motor *NR*   Wren Motor XL Layer 2
    26       26    Intl.Motor XOL   001882021NXC    1/1/02   12/31/02  Synd 2987 Wren Motor *NR*   Wren Motor XL Layer 3
    26       26    Intl.Motor XOL   001883021NXC    1/1/02   12/31/02  Synd 2987 Wren Motor *NR*   Wren Motor XL Layers 4 and 5
    26       26    Intl.Motor XOL   001903021NXC    1/1/02   12/31/02  Liverpool Victoria In *AC*  Liverpool Victoria 1st Motor
    26       26    Intl.Motor XOL   001904021NXC    1/1/02   12/31/02  Liverpool Victoria In *AC*  Liverpool Victoria 3rd Motor
    26       26    Intl.Motor XOL   001905021NXC    1/1/02   12/31/02  Cornhill Ins PLC *AC*       Cornhill Underlying Motor XL
    26       26    Intl.Motor XOL   001948021NXC    1/1/02   12/31/02  Quinn Direct Ins Ltd *TO*   Quinn Direct 1st Layer
    26       26    Intl.Motor XOL   001949021NXC    1/1/02   12/31/02  Quinn Direct Ins Ltd *TO*   Quinn Direct 3rd & 4th layers
    26       26    Intl.Motor XOL   002105021NXC    1/1/02   12/31/02  Janashakthi Gen *XO*        Janashakthi Motor & Liab XL 1
    26       26    Intl.Motor XOL   002106021NXC    1/1/02   12/31/02  Janashakthi Gen *XO*        Janashakthi Motor & Liab XL 2
    26       26    Intl.Motor XOL   002266021NXC    7/1/02    6/30/03  Clico Int Gen Ins Ltd *TO*  Clico Equity Liab xl layer 1
    26       26    Intl.Motor XOL   002267021NXC    7/1/02    6/30/03  Clico Int Gen Ins Ltd *TO*  Clico Equity Liab xl layer 2
    26       26    Intl.Motor XOL   002268021NXC    7/1/02    6/30/03  Clico Int Gen Ins Ltd *TO*  Clico Equity Liab xl layer 3
    26       26    Intl.Motor XOL   002269021NXC    7/1/02    6/30/03  Clico Int Gen Ins Ltd *TO*  Clico Equity Liab xl layer 4
    26       26    Intl.Motor XOL   002271021NXC    7/1/02    6/30/03  Clico Int Gen Ins Ltd *TO*  CLICO Liab XL Layer 1
    26       26    Intl.Motor XOL   002289021NXC    7/1/02    6/30/03  Clico Int Gen Ins Ltd *TO*  CLICO Liab XL Layer 4
    26       26    Intl.Motor XOL   002317021NXC    7/1/02    6/30/03  Clico Int Gen Ins Ltd *TO*  CLICO Liab XL Layer 2
    26       26    Intl.Motor XOL   002383021NXC    1/1/02   12/31/02  Prudential Ass Co Ltd *AC*  Prudential Motor XL Layer 1
    26       26    Intl.Motor XOL   002384021NXC    1/1/02   12/31/02  Prudential Ass Co Ltd *AC*  Prudential Motor XL Layer 2
    26       26    Intl.Motor XOL   002385021NXC    1/1/02   12/31/02  Prudential Ass Co Ltd *AC*  Prudential Motor XL Layer 3
    26       26    Intl.Motor XOL   002386021NXC    1/1/02   12/31/02  Prudential Ass Co Ltd *AC*  Prudential Motor XL Layer 5

                                     A-2-30

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    26       26    Intl.Motor XOL   002405021NXC    1/1/02   12/31/02  Admiral Synd 2004 *NR*      Admiral Motor XL Layer 1
    26       26    Intl.Motor XOL   002407021NXC    1/1/02   12/31/02  Admiral Synd 2004 *NR*      Admiral Motor XL Layer 2
    26       26    Intl.Motor XOL   002408021NXC    1/1/02   12/31/02  Admiral Synd 2004 *NR*      Admiral Motor XL Layer 3
    26       26    Intl.Motor XOL   002409021NXC    1/1/02   12/31/02  Admiral Synd 2004 *NR*      Admiral Motor XL Layer 4
    26       26    Intl.Motor XOL   002425021NXC    1/1/02   12/31/02  DIRECT INS *AC*             Direct Ins Motor Programme
    26       26    Intl.Motor XOL   002449021NXC    1/1/02   12/31/02  AXA Cessions *AC*           Axa Ireland Motor Layer 2
    26       26    Intl.Motor XOL   002449021NXC    1/1/02   12/31/02  AXA Cessions *AC*           Axa Ireland Motor Layer 2
    26       26    Intl.Motor XOL   002450021NXC    1/1/02   12/31/02  AXA Cessions *AC*           Axa Ireland Motor Unlimited XL
    26       26    Intl.Motor XOL   002450021NXC    1/1/02   12/31/02  AXA Cessions *AC*           Axa Ireland Motor Unlimited XL
    26       26    Intl.Motor XOL   002459021NXC    1/1/02   12/31/02  British Caribbean Ins *XO*  British Caribbean Mtr/Liab x/l
    26       26    Intl.Motor XOL   002464021NXC    1/1/02   12/31/02  R+V Vers AG, Ruck-Re *AC*   R&V - Kravag Logistic MTPL XL
    26       26    Intl.Motor XOL   002618021NXC    7/1/02    6/30/03  Clico Int Gen Ins Ltd *TO*  CLICO Liab XL Layer 5
    26       26    Intl.Motor XOL   002702021NXC    1/1/02   12/31/02  Hannover Ruck AG *AC*       Hannover/Kiln re Europa Motor1
    26       26    Intl.Motor XOL   002703021NXC    1/1/02   12/31/02  Hannover Ruck AG *AC*       Hannover/Kiln re Europa Motor2
    26       26    Intl.Motor XOL   002704021NXC    1/1/02   12/31/02  Hannover Ruck AG *AC*       Hannover/Kiln re Europa Motor3
    26       26    Intl.Motor XOL   002705021NXC    1/1/02   12/31/02  Hannover Ruck AG *AC*       Hannover/Kiln re Europa Motor4
    26       26    Intl.Motor XOL   002706021NXC    1/1/02   12/31/02  Hannover Ruck AG *AC*       Hannover/Kiln re Europa Motor5
    26       26    Intl.Motor XOL   002712021NXC    1/1/02   12/31/02  AXA Cessions *AC*           Axa UK Motor 1st XL
    26       26    Intl.Motor XOL   002713021NXC    1/1/02   12/31/02  AXA Cessions *AC*           Axa UK Motor 2nd XL
    26       26    Intl.Motor XOL   002714021NXC    1/1/02   12/31/02  AXA Cessions *AC*           Axa UK Motor & Accident XL 2
    26       26    Intl.Motor XOL   002715021NXC    1/1/02   12/31/02  AXA Cessions *AC*           Axa Ireland Motor Layer 1
    26       26    Intl.Motor XOL   002715021NXC    1/1/02   12/31/02  AXA Cessions *AC*           Axa Ireland Motor Layer 1
    26       26    Intl.Motor XOL   002731021NXC    1/1/02   12/31/02  Nagico Ins Co *AC*          NAGICO Motor XL
    26       26    Intl.Motor XOL   002791021NXC    1/1/02   12/31/02  Trinidad & Tobago Ins *XO*  Trinidad & Tobago Motor XL 1
    26       26    Intl.Motor XOL   002798021NXC    1/1/02   12/31/02  Esure Ins Ltd *XO*          Esure Motor xl programme yr2/2
    26       26    Intl.Motor XOL   002822021NXC    1/1/02   12/31/02  Rendall W F Synd 0510 *AC*  Link 1st Motor Liability XL
    26       26    Intl.Motor XOL   002823021NXC    1/1/02   12/31/02  Rendall W F Synd 0510 *AC*  Link 2nd Motor Liability xl
    26       26    Intl.Motor XOL   002868021NXC    1/1/02   12/31/02  RSA Ireland *NR*            RSA Ireland Casualty XLs 1-6
    26       26    Intl.Motor XOL   002873021NXC    1/1/02   12/31/02  Hibernian Ins Co Ltd *AC*   Hibernian General Accident XL
    26       26    Intl.Motor XOL   002878021NXC    1/1/02    1/31/03  Am Re Co *AC*               USAA Ltd Motor x/l Unl/oe5m

                                     A-2-31

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    26       26    Intl.Motor XOL   002881021NXC    1/1/02   12/31/02  Amlin Synd 2001 *AC*        Summit Motor Unlimited Layer
    26       26    Intl.Motor XOL   002881021NXC    1/1/02   12/31/02  Amlin Synd 2001 *AC*        Summit Motor Unlimited Layer
    26       26    Intl.Motor XOL   002882021NXC    1/1/02   12/31/02  Shipley DES Synd 2791 *AC*  ARB U/W Ltd Motor XL Layer 1
    26       26    Intl.Motor XOL   002940021NXC    1/1/02   12/31/02  CGNU plc *AC*               CGNU Overseas Motor XL Unltd
    26       26    Intl.Motor XOL   002941021NXC    1/1/02   12/31/02  CGNU plc *AC*               CGNU Overseas Motor XLoe5m/5m
    26       26    Intl.Motor XOL   002942021NXC    1/1/02   12/31/02  Cornhill Ins PLC *AC*       Cornhill 2nd Accident XL
    26       26    Intl.Motor XOL   003048021NXC    4/1/02    3/31/03  Legal & Gen Ass Soc L *AC*  Legal & Gen Motor Layer 1
    26       26    Intl.Motor XOL   003049021NXC    4/1/02    3/31/03  Legal & Gen Ass Soc L *AC*  Legal & Gen Motor Layer 5
    26       26    Intl.Motor XOL   003063021NXC    4/1/02    3/31/03  Toa Re Co Ltd *AC*          Toa Re Motor XL
    26       26    Intl.Motor XOL   003185021NXC    7/1/02    6/30/03  Clico Int Gen Ins Ltd *TO*  CLICO Liab XL Layer 3
    26       26    Intl.Motor XOL   003257021NXC    1/1/02   12/31/02  Nat Farmers Union Mut *AC*  NFU Motor/Liability Layer 1
    26       26    Intl.Motor XOL   003258021NXC    1/1/02   12/31/02  Nat Farmers Union Mut *AC*  NFU Motor/Liability Layer 2
    26       26    Intl.Motor XOL   003259021NXC    1/1/02   12/31/02  Nat Farmers Union Mut *AC*  NFU Motor/Liability Layer 3
    26       26    Intl.Motor XOL   003260021NXC    1/1/02   12/31/02  Avon Ins PLC *AC*           Avon Motor/Liability Layer 1
    26       26    Intl.Motor XOL   003261021NXC    1/1/02   12/31/02  Avon Ins PLC *AC*           Avon Motor/Liability Layer 2
    26       26    Intl.Motor XOL   003262021NXC    1/1/02   12/31/02  Avon Ins PLC *AC*           Avon Motor/Liability Layer 3
    26       26    Intl.Motor XOL   003263021NXC    1/1/02   12/31/02  Royal Sun Alliance US *AC*  RSA LAC Accident XL
    26       26    Intl.Motor XOL   003264021NXC    1/1/02   12/31/02  Prudential Ass Co Ltd *AC*  Prudential Motor XL Layer 4
    26       26    Intl.Motor XOL   003276021NXC    1/1/02   12/31/02  Rendall W F Synd 0510 *AC*  Link 3rd Motor Liability XL
    26       26    Intl.Motor XOL   003278021NXC    1/1/02   12/31/02  Liverpool Victoria In *AC*  Liverpool Victoria 2nd Motor
    26       26    Intl.Motor XOL   003280021NXC    1/1/02   12/31/02  Churchill Ins Co Ltd *AC*   Churchill Ins XL iro AA Panel
    26       26    Intl.Motor XOL   003283021NXC    1/1/02   12/31/02  Johnstone GF Synd1231 *AC*  Liberty Motor Layer 1
    26       26    Intl.Motor XOL   003284021NXC    1/1/02   12/31/02  Johnstone GF Synd1231 *AC*  Liberty Motor Layers 2 & 3
    26       26    Intl.Motor XOL   003287021NXC    1/1/02   12/31/02  Brick R M Synd 0587 *AC*    Chaucer Motor Layer 4
    26       26    Intl.Motor XOL   003302021NXC    1/1/02   12/31/02  AXA Cessions *AC*           Axa Ireland Motor Layer 3
    26       26    Intl.Motor XOL   003302021NXC    1/1/02   12/31/02  AXA Cessions *AC*           Axa Ireland Motor Layer 3
    26       26    Intl.Motor XOL   003308021NXC    1/1/02   12/31/02  Cornhill Ins PLC *AC*       Cornhill 3rd Accident XL
    26       26    Intl.Motor XOL   003313021NXC    1/1/02   12/31/02  Groupama Ins Co Ltd *AC*    Groupama Motor/Liab 1st XL
    26       26    Intl.Motor XOL   003314021NXC    1/1/02   12/31/02  Groupama Ins Co Ltd *AC*    Groupama Motor/Liab 2nd XL
    26       26    Intl.Motor XOL   003315021NXC    1/1/02   12/31/02  Groupama Ins Co Ltd *AC*    Groupama Motor/Liab 3rd XL

                                     A-2-32

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    26       26    Intl.Motor XOL   003316021NXC    1/1/02   12/31/02  Groupama Ins Co Ltd *AC*    Groupama Motor/Liab 4th XL
    26       26    Intl.Motor XOL   003317021NXC    1/1/02   12/31/02  Groupama Ins Co Ltd *AC*    Groupama Motor/Liab 5th XL
    26       26    Intl.Motor XOL   003318021NXC    1/1/02   12/31/02  Groupama Ins Co Ltd *AC*    Groupama Motor/Liab Unltd XL
    26       26    Intl.Motor XOL   003344021NXC    1/1/02   12/31/02  R+V Vers AG, Ruck-Re *AC*   R&V Motor Programme
    26       26    Intl.Motor XOL   003362021NXC    2/1/02    1/31/03  Colonial Ins Co Ltd *AC*    Colonial Group Casualty Layer1
    26       26    Intl.Motor XOL   003362021NXC    2/1/02    1/31/03  Colonial Ins Co Ltd *AC*    Colonial Group Casualty Layer1
    26       26    Intl.Motor XOL   003362021NXC    2/1/02    1/31/03  Colonial Ins Co Ltd *AC*    Colonial Group Casualty Layer1
    26       26    Intl.Motor XOL   003363021NXC    2/1/02    1/31/03  Colonial Ins Co Ltd *AC*    Colonial Group Casualty Layer2
    26       26    Intl.Motor XOL   003363021NXC    2/1/02    1/31/03  Colonial Ins Co Ltd *AC*    Colonial Group Casualty Layer2
    26       26    Intl.Motor XOL   003363021NXC    2/1/02    1/31/03  Colonial Ins Co Ltd *AC*    Colonial Group Casualty Layer2
    26       26    Intl.Motor XOL   003364021NXC    2/1/02    1/31/03  Colonial Ins Co Ltd *AC*    Colonial Group Casualty Layer3
    26       26    Intl.Motor XOL   003364021NXC    2/1/02    1/31/03  Colonial Ins Co Ltd *AC*    Colonial Group Casualty Layer3
    26       26    Intl.Motor XOL   003364021NXC    2/1/02    1/31/03  Colonial Ins Co Ltd *AC*    Colonial Group Casualty Layer3
    26       26    Intl.Motor XOL   003365021NXC    2/1/02    1/31/03  Security & Gen Ins Co *NR*  Security & Gen Casualty Layer4
    26       26    Intl.Motor XOL   003365021NXC    2/1/02    1/31/03  Security & Gen Ins Co *NR*  Security & Gen Casualty Layer4
    26       26    Intl.Motor XOL   003373021NXC    1/1/02   12/31/02  AXA Cessions *AC*           Axa UK Motor & Accident XL 1
    26       26    Intl.Motor XOL   003374021NXC    1/1/02   12/31/02  R+V Vers AG, Ruck-Re *AC*   R&V -Kravag Allgemeine MTPL XL
    26       26    Intl.Motor XOL   003385021NXC    1/1/02   12/31/02  Trinidad & Tobago Ins *XO*  Trinidad & Tobago Motor XL 2&3
    26       26    Intl.Motor XOL   003399021NXC    1/1/02   12/31/02  Nagico Ins Co *AC*          NAGICO Motor XL - St Maarten
    26       26    Intl.Motor XOL   003403021NXC    1/1/02   12/31/02  Shipley DES Synd 2791 *AC*  ARB U/W Ltd Motor XL Layers2-5
    26       26    Intl.Motor XOL   003419021NXC    4/1/02    3/31/03  Legal & Gen Ass Soc L *AC*  Legal & Gen Motor Layer 4
    26       26    Intl.Motor XOL   003426021NXC    4/1/02    3/31/03  Newman D J Synd 1218 *AC*   1st - Lloyds U/Ws iro IUS (NI)
    26       26    Intl.Motor XOL   003427021NXC    4/1/02    3/31/03  Newman D J Synd 1218 *AC*   2nd - Lloyds U/Ws iro IUS (NI)
    26       26    Intl.Motor XOL   003428021NXC    4/1/02    3/31/03  Newman D J Synd 1218 *AC*   3rd - Lloyds U/Ws iro IUS (NI)
    26       26    Intl.Motor XOL   003429021NXC    4/1/02    3/31/03  Newman D J Synd 1218 *AC*   4th - Lloyds U/Ws iro IUS (NI)
    26       26    Intl.Motor XOL   003430021NXC    4/1/02    3/31/03  Newman D J Synd 1218 *AC*   5th - Lloyds U/Ws iro IUS (NI)
    26       26    Intl.Motor XOL   003431021NXC    4/1/02    3/31/03  Newman D J Synd 1218 *AC*   6th - Lloyds U/Ws iro IUS (NI)
    26       26    Intl.Motor XOL   003468021NXC    1/1/02   12/31/02  Hannover Ruck AG *AC*       Hannover Int Motor XL Sect C
    26       26    Intl.Motor XOL   003469021NXC    1/1/02   12/31/02  Quinn Direct Ins Ltd *TO*   Quinn Direct 2nd Layer
    26       26    Intl.Motor XOL   003482021NXC    6/1/02    5/31/03  AIU Ins Co *AC*             AIU Motor 1st layer

                                     A-2-33

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    26       26    Intl.Motor XOL   003483021NXC    6/1/02    5/31/03  AIU Ins Co *AC*             AIU Motor 2nd layer
    26       26    Intl.Motor XOL   003484021NXC    6/1/02    5/31/03  AIU Ins Co *AC*             AIU Motor 3rd & unlimited lyr
    26       26    Intl.Motor XOL   040663021BXC    1/1/02   12/31/02  TVM VERZ (TRANSPORT) *AC*   AUTO XSL 1L.
    26       26    Intl.Motor XOL   040683021BXC    1/1/02   12/31/02  TVM VERZ (TRANSPORT) *AC*   AUTO XSL 2L.
    26       26    Intl.Motor XOL   044704021BXC    1/1/02   12/31/02  INTERPOLIS NV *AC*          MOTOR LIAB / HULL XSL. 2ND L.
    26       26    Intl.Motor XOL   045389021BXC    1/1/02   12/31/02  BAYERISCHE BEAMTENVER *AC*  MOTOR LIAB. XSL 1ST LAYER
    26       26    Intl.Motor XOL   045390021BXC    1/1/02   12/31/02  BAYERISCHE BEAMTENVER *AC*  MOTOR LIAB. XSL 2ND LAYER
    26       26    Intl.Motor XOL   045391021BXC    1/1/02   12/31/02  BAYERISCHE BEAMTENVER *AC*  MOTOR LIAB. XSL 3RD LAYER
    26       26    Intl.Motor XOL   047165021BXC    1/1/02   12/31/02  BAYERISCHE BEAMTENVER *AC*  MOTOR LIAB. XSL 4TH LAYER
    26       26    Intl.Motor XOL   050068021BXC    1/1/02   12/31/02  AXA Colonia Konzern *AC*    M.T.P.L. XSL
    26       26    Intl.Motor XOL   050463021BXC    1/1/02   12/31/02  Olympiaki-Victoria *AC*     MOTOR LIABILITY XSL 1ST LAYER
    26       26    Intl.Motor XOL   050465021BXC    1/1/02   12/31/02  Olympiaki-Victoria *AC*     MOTOR LIABILITY XSL 2ND LAYER
    26       26    Intl.Motor XOL   050466021BXC    1/1/02   12/31/02  Olympiaki-Victoria *AC*     MOTOR LIABILITY XSL 3RD LAYER
    26       26    Intl.Motor XOL   052446021BXC    1/1/02   12/31/02  MUSSAP *AC*                 MOTOR STOPLOSS ON RETENTION
    26       26    Intl.Motor XOL   055524021BXC    1/1/02   12/31/02  Unive Verzekeringen *AC*    M.T.P.L. 1ST LAYER
    26       26    Intl.Motor XOL   055526021BXC    1/1/02   12/31/02  Unive Verzekeringen *AC*    M.T.P.L. 2ND LAYER
    26       26    Intl.Motor XOL   055527021BXC    1/1/02   12/31/02  Unive Verzekeringen *AC*    M.T.P.L. 3RD LAYER
    26       26    Intl.Motor XOL   055767021BXC    1/1/02   12/31/02  AGROTIKI HELLENIC GEN *AC*  MOTOR LIABILITY XSL 1ST LAYER
    26       26    Intl.Motor XOL   055770021BXC    1/1/02   12/31/02  AGROTIKI HELLENIC GEN *AC*  MOTOR LIABILITY XSL 2ND LAYER
    26       26    Intl.Motor XOL   055771021BXC    1/1/02   12/31/02  AGROTIKI HELLENIC GEN *AC*  MOTOR LIABILITY XSL 3RD LAYER
    26       26    Intl.Motor XOL   055787021BXC    1/1/02   12/31/02  VHV Autoversicherungs *AC*  MOTOR LIABILITY XSL 1ST LAYER
    26       26    Intl.Motor XOL   055788021BXC    1/1/02   12/31/02  VHV Autoversicherungs *AC*  MOTOR LIABILITY XSL 2ND LAYER
    26       26    Intl.Motor XOL   055932021BXC    1/1/02   12/31/02  ABEILLE ASS *AC*            GENERAL AGRI / PROF LIAB XSL
    26       26    Intl.Motor XOL   055933021BXC    1/1/02   12/31/02  Commercial Union Ass *AC*   PROFESSIONAL LIABILITY XSL
    26       26    Intl.Motor XOL   055934021BXC    1/1/02   12/31/02  ABEILLE ASS *AC*            M.T.P.L. XSL
    26       26    Intl.Motor XOL   055935021BXC    1/1/02   12/31/02  Commercial Union Ass *AC*   M.T.P.L. XSL
    26       26    Intl.Motor XOL   055971021BXC    1/1/02   12/31/02  Generali Ass Gen *AC*       MOTOR LIABILITY XSL 1ST LAYER
    26       26    Intl.Motor XOL   055972021BXC    1/1/02   12/31/02  Generali Ass Gen *AC*       MOTOR LIABILITY XSL 2ND LAYER
    26       26    Intl.Motor XOL   055973021BXC    1/1/02   12/31/02  Generali Ass Gen *AC*       MOTOR LIABILITY XSL 3RD LAYER
    26       26    Intl.Motor XOL   823412021NXC    1/1/02   12/31/02  Amlin Synd 2001  *AC*       Summit Motor/Liability Layer 1

                                     A-2-34

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    26       26    Intl.Motor XOL   823412021NXC    1/1/02   12/31/02  Amlin Synd 2001 *AC*        Summit Motor/Liability Layer 1
    26       26    Intl.Motor XOL   823413021NXC    1/1/02   12/31/02  Amlin Synd 2001 *AC*        Summit Motor/Liability Layer 2
    26       26    Intl.Motor XOL   823413021NXC    1/1/02   12/31/02  Amlin Synd 2001 *AC*        Summit Motor/Liability Layer 2
    26       26    Intl.Motor XOL   823636021NXC    1/1/02   12/31/02  Brick R M Synd 0587 *AC*    Chaucer Motor Layer 1
    26       26    Intl.Motor XOL   823638021NXC    1/1/02   12/31/02  Brick R M Synd 0587 *AC*    Chaucer Motor Layer 2
    26       26    Intl.Motor XOL   823639021NXC    1/1/02   12/31/02  Brick R M Synd 0587 *AC*    Chaucer Motor Layer 3
    26       26    Intl.Motor XOL   823659021NXC    4/1/02    3/31/03  Legal & Gen Ass Soc L *AC*  Legal & Gen Motor Layer 2
    26       26    Intl.Motor XOL   823660021NXC    4/1/02    3/31/03  Legal & Gen Ass Soc L *AC*  Legal & Gen Motor Layer 3
    26       26    Intl.Motor XOL   824138021NXC    1/1/02   12/31/02  HSBC (Corinthian) *AC*      Corinthian Motor XL Layers 1&2
    32       32    Marine XOL Tty   000222021NXM    1/1/02   12/31/02  Swedish Club Sveriges *AC*  Swedish Club 1st Cat XL
    32       32    Marine XOL Tty   000244021NXM    3/1/02    2/28/03  Swedish Club Sveriges *AC*  Swedish Club IV/Freight XL 1-3
    32       32    Marine XOL Tty   000476021NXM    1/1/02   12/31/02  Upton P D Synd 0002 *AC*    Upton Specie Layer
    32       32    Marine XOL Tty   000492021NXM    2/20/02   2/19/03  International Grp *AC*      Intl Grp Clash iro Layer1 3of3
    32       32    Marine XOL Tty   000493021NXM    2/20/02   2/19/03  International Grp *AC*      Intl Grp Clash iro Layer1 3of3
    32       32    Marine XOL Tty   000737021NXM    1/1/02   12/31/02  Pohjola Ins Co Ltd *AC*     POHJOLA  HULL  REPORTER
    32       32    Marine XOL Tty   001034021NXM    1/1/02   12/31/02  Rendall W F Synd 0510 *AC*  Kiln Top Cat XL
    32       32    Marine XOL Tty   001298021NXM    1/1/02   12/31/02  Swedish Club Sveriges *AC*  Swedish Club 1st Hull XL
    32       32    Marine XOL Tty   001299021NXM    1/1/02   12/31/02  Swedish Club Sveriges *AC*  Swedish Club 2nd Hull XL
    32       32    Marine XOL Tty   001773021NXM    8/1/02    7/31/03  Hicks A D Synd 2147 *AC*    SVB (Synd 2147) Liability XL 3
    32       32    Marine XOL Tty   001775021NXM    1/1/02   12/31/02  Gammell A J Synd 0102 *AC*  Gammell Cargo/Specie A/C
    32       32    Marine XOL Tty   001944021NXM    1/1/02   12/31/02  Humm T M Synd 1861 *AC*     BRM Synd 1861 Marine Cat 1
    32       32    Marine XOL Tty   002107021NXM    2/16/02   2/15/03  NEFO Fender Ins Co Lt *XO*  Fender Cargo XL Layer 1
    32       32    Marine XOL Tty   002108021NXM    2/16/02   2/15/03  NEFO Fender Ins Co Lt *XO*  NEFO Fender Umbrella XL
    32       32    Marine XOL Tty   002180021NXM    1/1/02   12/31/02  Watkins M C Synd 0457 *AC*  Watkins Top Whole a/c
    32       32    Marine XOL Tty   002276021NXM    8/1/02    7/31/03  Hicks A D Synd 2147 *AC*    SVB (Synd 2147) Liability XL 1
    32       32    Marine XOL Tty   002287021NXM    8/1/02    7/31/03  Hicks A D Synd 2147 *AC*    SVB (Synd 2147) Liability XL 2
    32       32    Marine XOL Tty   002402021NXM    1/1/02   12/31/02  Gerling Konzern AV *AC*     Gerling Top Energy Layer
    32       32    Marine XOL Tty   002411021NXM    1/1/02   12/31/02  Vesta Forsikring AS *AC*    Vesta 3rd fish farm xl
    32       32    Marine XOL Tty   002460021NXM    1/1/02   12/31/02  NEFO Fender Ins Co Lt *XO*  NEFO Fender Hull Reporter
    32       32    Marine XOL Tty   002461021NXM    1/1/02   12/31/02  NEFO Fender Ins Co Lt *XO*  NEFO Fender Hull Clash

                                     A-2-35

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    32       32    Marine XOL Tty   002466021NXM    1/1/02   12/31/02  Vesta Forsikring AS *AC*    Vesta Hull Reporter
    32       32    Marine XOL Tty   002816021NXM    1/1/02   12/31/02  Tryg-Baltica Int UK L *AC*  Tryg Baltica Limited General
    32       32    Marine XOL Tty   002856021NXM    1/1/02   12/31/02  Watkins M C Synd 0457 *AC*  Watkins M C 1st Ltd Gen
    32       32    Marine XOL Tty   002885021NXM    1/1/02   12/31/02  Marshall D J Synd0839 *AC*  Marshall D J Top Cat Layer
    32       32    Marine XOL Tty   002889021NXM    1/1/02   12/31/02  Watkins M C Synd 0457 *AC*  Watkins Synd 457 2nd Ltd Gen
    32       32    Marine XOL Tty   002890021NXM    1/1/02   12/31/02  Watkins M C Synd 0457 *AC*  Watkins Synd 457 1st Cat Layer
    32       32    Marine XOL Tty   002893021NXM    1/1/02   12/31/02  Bergens Skibsassurans *AC*  Norwegian Hull Club top layer
    32       32    Marine XOL Tty   002907021NXM    1/1/02   12/31/02  Zurich Ins Co *AC*          Zurich Global Marine XL
    32       32    Marine XOL Tty   002909021NXM    1/1/02   12/31/02  Dandridge CE Synd0609 *AC*  Atrium Synd 609 Ltd Gen
    32       32    Marine XOL Tty   002925021NXM    1/1/02   12/31/02  Venton J H Synd 1183 *AC*   Talbot Synd 1183 2nd Cat Layer
    32       32    Marine XOL Tty   002937021NXM    1/1/02   12/31/02  Gjensidige Norsk Skad *AC*  Gjensidige 1st Umbrella XL
    32       32    Marine XOL Tty   002972021NXM    1/1/02   12/31/02  Venton J H Synd 1183 *AC*   Talbot Synd 1183 Ltd Gen
    32       32    Marine XOL Tty   002973021NXM    1/1/02   12/31/02  Venton J H Synd 1183 *AC*   Talbot Synd 1183 Ltd Gen
    32       32    Marine XOL Tty   002974021NXM    1/1/02   12/31/02  Venton J H Synd 1183 *AC*   Talbot Synd 1183 1st Cat Layer
    32       32    Marine XOL Tty   003034021NXM    1/1/02   12/31/02  Watkins M C Synd 0457 *AC*  Watkins cargo iro Northern Mar
    32       32    Marine XOL Tty   003155021NXM    7/1/02    6/30/03  Watkins M C Synd 0457 *AC*  Watkins Yacht&MarineTrade Lyr1
    32       32    Marine XOL Tty   003161021NXM    7/1/02    6/30/03  Watkins M C Synd 0457 *AC*  Watkins Yacht&MarineTrade Lyr2
    32       32    Marine XOL Tty   003162021NXM    7/1/02    6/30/03  Watkins M C Synd 0457 *AC*  Watkins Yacht&MarineTrade Lyr3
    32       32    Marine XOL Tty   003163021NXM    7/1/02    6/30/03  Watkins M C Synd 0457 *AC*  Watkins Yacht&MarineTrade Lyr4
    32       32    Marine XOL Tty   003193021NXM    8/1/02    7/31/03  Hicks A D Synd 2147 *AC*    SVB (Synd 2147) Liability XL 4
    32       32    Marine XOL Tty   003194021NXM    8/1/02    7/31/03  Hicks A D Synd 2147 *AC*    SVB (Synd 2147) Liability XL 5
    32       32    Marine XOL Tty   003215021NXM    1/1/02   12/31/02  Hannover Ruck AG *AC*       Hannover Energy Top Layer
    32       32    Marine XOL Tty   003256021NXM    1/1/02   12/31/02  Martin C J Synd 1225 *AC*   Aegis Synd 1225 Cargo a/c
    32       32    Marine XOL Tty   003279021NXM    1/1/02   12/31/02  Royal Sun Alliance In *AC*  RSA Asia Marine Account Layer3
    32       32    Marine XOL Tty   003285021NXM    1/1/02   12/31/02  Tryg-Baltica Int UK L *AC*  Tryg Baltica Limited General
    32       32    Marine XOL Tty   003290021NXM    1/1/02   12/31/02  Warta Ins & Re Co Ltd *NR*  Warta Hull & Cargo Top Layer
    32       32    Marine XOL Tty   003291021NXM    1/1/02   12/31/02  Hart T F Synd 0062 *AC*     Hart T F Whole Account Run-Off
    32       32    Marine XOL Tty   003307021NXM    1/1/02   12/31/02  Collyear JRN Synd1243 *AC*  Euclidian Specie A/C XL
    32       32    Marine XOL Tty   003312021NXM    1/1/02   12/31/02  Watkins M C Synd 0457 *AC*  Watkins Energy Two Risk Layer
    32       32    Marine XOL Tty   003319021NXM    1/1/02   12/31/02  Wadman S N Synd 0382 *AC*   Walker A J Synd 382 1st Cat XL

                                     A-2-36

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    32       32    Marine XOL Tty   003320021NXM    1/1/02   12/31/02  Dandridge CE Synd0609 *AC*  Atrium Energy A/C XL
    32       32    Marine XOL Tty   003321021NXM    1/1/02   12/31/02  Hope D E Synd 1009 *AC*     Hope D E Specie Run off
    32       32    Marine XOL Tty   003322021NXM    1/1/02   12/31/02  Wright P P A Synd2241 *AC*  DEX 1st Hull Layer
    32       32    Marine XOL Tty   003323021NXM    1/1/02   12/31/02  Wright P P A Synd2241 *AC*  DEX 2nd Hull Layer
    32       32    Marine XOL Tty   003324021NXM    1/1/02   12/31/02  Wright P P A Synd2241 *AC*  DEX 3rd Hull Layer
    32       32    Marine XOL Tty   003325021NXM    1/1/02   12/31/02  Wright P P A Synd2241 *AC*  DEX 4th Hull Layer
    32       32    Marine XOL Tty   003335021NXM    1/1/02   12/31/02  Hannover Ruck AG *AC*       Hannover Ruck Energy A/c
    32       32    Marine XOL Tty   003342021NXM    1/1/02   12/31/02  Dandridge CE Synd0609 *AC*  Atrium Liabilty A/c
    32       32    Marine XOL Tty   003345021NXM    1/1/02   12/31/02  Wurttembergische UK B *AC*  Wurttembergische Ltd Gen
    32       32    Marine XOL Tty   003347021NXM    1/1/02   12/31/02  Wellington Synd 2020 *AC*   Wellington Top Ltd Gen
    32       32    Marine XOL Tty   003348021NXM    1/1/02   12/31/02  Wellington Synd 2020 *AC*   Wellington 1st Cat (Top) Layer
    32       32    Marine XOL Tty   003349021NXM    1/1/02   12/31/02  Astra SA Ins & Re Cie *XO*  Astra Layer 1 Cargo only
    32       32    Marine XOL Tty   003350021NXM    1/1/02   12/31/02  Astra SA Ins & Re Cie *XO*  Astra Layer 1 Hull & Cargo
    32       32    Marine XOL Tty   003351021NXM    1/1/02   12/31/02  Astra SA Ins & Re Cie *XO*  Astra Layer 2 Hull & Cargo
    32       32    Marine XOL Tty   003352021NXM    1/1/02   12/31/02  Astra SA Ins & Re Cie *XO*  Astra Layer 3 Hull & Cargo
    32       32    Marine XOL Tty   003353021NXM    1/1/02   12/31/02  Astra SA Ins & Re Cie *XO*  Astra Layer 4 Hull & Cargo
    32       32    Marine XOL Tty   003354021NXM    1/1/02   12/31/02  Astra SA Ins & Re Cie *XO*  Astra Layer 5 Hull & Cargo
    32       32    Marine XOL Tty   003355021NXM    1/1/02   12/31/02  AGF-MAT (London Branc *AC*  AGF Clash Layer 2
    32       32    Marine XOL Tty   003358021NXM    1/1/02   12/31/02  Zurich Ins Co *AC*          Zurich Cargo XL 1st Layer
    32       32    Marine XOL Tty   003359021NXM    1/1/02   12/31/02  Zurich Ins Co *AC*          Zurich Cargo XL 2nd Layer
    32       32    Marine XOL Tty   003360021NXM    1/1/02   12/31/02  Zurich Ins Co *AC*          Zurich Cargo XL 3rd Layer
    32       32    Marine XOL Tty   003368021NXM    1/1/02   12/31/02  Bluewater Ins AS *AC*       Bluewater 1st Clash Layer
    32       32    Marine XOL Tty   003369021NXM    1/1/02   12/31/02  Bluewater Ins AS *AC*       Bluewater 2nd Clash Layer
    32       32    Marine XOL Tty   003375021NXM    1/1/02   12/31/02  Gammell A J Synd 0102 *AC*  Goshawk Cargo XL
    32       32    Marine XOL Tty   003376021NXM    1/1/02   12/31/02  IF Prop & Cas Ins Co *NR*   IF Gard Energy A/c $25m/50m
    32       32    Marine XOL Tty   003377021NXM    1/1/02   12/31/02  IF Prop & Cas Ins Co *NR*   IF Gard Energy A/c $25m/75m
    32       32    Marine XOL Tty   003378021NXM    1/1/02   12/31/02  Ingosstrakh Ins Co Lt *NR*  Ingosstrakh P&I 1st Layer
    32       32    Marine XOL Tty   003379021NXM    1/1/02   12/31/02  Ingosstrakh Ins Co Lt *NR*  Ingosstrakh P&I 2nd Layer
    32       32    Marine XOL Tty   003380021NXM    1/1/02   12/31/02  Ingosstrakh Ins Co Lt *NR*  Ingosstrakh P&I 3rd Layer
    32       32    Marine XOL Tty   003381021NXM    1/1/02   12/31/02  Ingosstrakh Ins Co Lt *NR*  Ingosstrakh P&I 4th Layer

                                     A-2-37

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    32       32    Marine XOL Tty   003382021NXM    1/1/02   12/31/02  Amlin Synd 2001 *AC*        Holt 1st Cargo/Specie Layer
    32       32    Marine XOL Tty   003383021NXM    1/1/02   12/31/02  Amlin Synd 2001 *AC*        Holt 2nd Cargo/Specie Layer
    32       32    Marine XOL Tty   003384021NXM    1/1/02   12/31/02  Amlin Synd 2001 *AC*        Holt 3rd Cargo/Specie Layer
    32       32    Marine XOL Tty   003386021NXM    1/1/02   12/31/02  Hannover Ruck AG *AC*       Hannover Ruck Mar/Energy Cat 2
    32       32    Marine XOL Tty   003387021NXM    1/1/02   12/31/02  Hannover Ruck AG *AC*       Hannover Ruck Mar/Energy Cat 1
    32       32    Marine XOL Tty   003388021NXM    3/1/02    2/28/03  Beazley A F Synd 0623 *AC*  Beazley Japanese Hull Layer 1
    32       32    Marine XOL Tty   003389021NXM    3/1/02    2/28/03  Beazley A F Synd 0623 *AC*  Beazley Japanese Hull Layer 2
    32       32    Marine XOL Tty   003390021NXM    3/1/02    2/28/03  Beazley A F Synd 0623 *AC*  Beazley Japanese Hull Layer 3
    32       32    Marine XOL Tty   003391021NXM    3/1/02    2/28/03  Beazley A F Synd 0623 *AC*  Beazley Japanese Hull Layer 4
    32       32    Marine XOL Tty   003392021NXM    3/1/02    2/28/03  Beazley A F Synd 0623 *AC*  Beazley Japanese Hull Layer 5
    32       32    Marine XOL Tty   003393021NXM    1/1/02   12/31/02  Upton P D Synd 0002 *AC*    Upton Limited General
    32       32    Marine XOL Tty   003394021NXM    2/1/02    1/31/03  Houston Cas Co *AC*         Houston Casualty Ltd Gen Lyr 1
    32       32    Marine XOL Tty   003395021NXM    2/1/02    1/31/03  Houston Cas Co *AC*         Houston Casualty Ltd Gen Lyr 2
    32       32    Marine XOL Tty   003400021NXM    2/20/02   2/19/03  Continental Cas Co *AC*     MOAC iro Int Grp "Take Out"
    32       32    Marine XOL Tty   003402021NXM    2/16/02   2/15/03  NEFO Fender Ins Co Lt *XO*  Fender Cargo XL Layer 2
    32       32    Marine XOL Tty   003406021NXM    2/20/02   2/19/03  UK Mut Steam Ship Ass *XO*  UK Mut SteamShip P&I Overspill
    32       32    Marine XOL Tty   003413021NXM    1/1/02   12/31/02  AGF-MAT (London Branc *AC*  AGF Cargo/Specie Layer
    32       32    Marine XOL Tty   003414021NXM    1/1/02   12/31/02  AGF-MAT (London Branc *AC*  AGF Clash Layer 1
    32       32    Marine XOL Tty   003420021NXM    1/1/02   12/31/02  Great Lakes Re UK plc *XF*  Transmarine 1st LOH XL
    32       32    Marine XOL Tty   003421021NXM    1/1/02   12/31/02  Great Lakes Re UK plc *XF*  Transmarine 2nd LOH XL
    32       32    Marine XOL Tty   003424021NXM    3/1/02    2/28/03  Motors Ins Corp *AC*        Motors Ins Corp Cargo XL 1
    32       32    Marine XOL Tty   003425021NXM    3/1/02    2/28/03  Motors Ins Corp *AC*        Motors Ins Corp Cargo XL 2
    32       32    Marine XOL Tty   003434021NXM    1/1/02   12/31/02  Hart T F Synd 0062 *AC*     TF Hart Whole A/C Top Ltd Gen
    32       32    Marine XOL Tty   003438021NXM    4/1/02    3/31/03  Chown R C Synd 2323 *AC*    Nissan Synd 2323 Cat 2riskwarr
    32       32    Marine XOL Tty   003439021NXM    3/21/02   3/20/03  Synd 2987 Wren Motor *NR*   Brit Synd Energy XL 1
    32       32    Marine XOL Tty   003440021NXM    3/21/02   3/20/03  Synd 2987 Wren Motor *NR*   Brit Synd Energy XL 2
    32       32    Marine XOL Tty   003441021NXM    4/1/02    3/31/03  Daehan F&M Ins Co Ltd *AC*  Daehan Cargo XLs 1 - 3
    32       32    Marine XOL Tty   003473021NXM    7/1/02    6/30/03  Suncorp Metway Ins Lt *AC*  Suncorp Metway/GIO Whole AC L2
    32       32    Marine XOL Tty   003474021NXM    7/1/02    6/30/03  Suncorp Metway Ins Lt *AC*  Suncorp Metway/GIO Whole AC L3
    32       32    Marine XOL Tty   003480021NXM    7/1/02    6/30/03  Samsung F&M Ins Co Lt *AC*  Samsung Hull A/C XL

                                     A-2-38

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    32       32    Marine XOL Tty   003485021NXM    7/11/02   7/10/03  Rendall W F Synd 0510 *AC*  Kiln Synd 510 Marine Top Cat
    32       32    Marine XOL Tty   003490021NXM    8/1/02    6/30/03  ERC Frankona Ruck *AC*      ERC Global 4th Marine Ltd Gen
    32       32    Marine XOL Tty   003491021NXM    8/1/02    6/30/03  ERC Frankona Ruck *AC*      ERC Global 5th Marine Ltd Gen
    32       32    Marine XOL Tty   003492021NXM    8/1/02    6/30/03  ERC Frankona Ruck *AC*      ERC Global 6th Marine Ltd Gen
    32       32    Marine XOL Tty   040669021BXM    1/1/02   12/31/02  TVM VERZ (TRANSPORT) *AC*   MARINE XSL 1L.
    32       32    Marine XOL Tty   040680021BXM    1/1/02   12/31/02  TVM VERZ (TRANSPORT) *AC*   MARINE XSL 2L.
    32       32    Marine XOL Tty   050164021BXM    1/1/02   12/31/02  Axa Schade Verz *AC*        MARINE HULL & CARGO 1ST LAYER
    32       32    Marine XOL Tty   050166021BXM    1/1/02   12/31/02  Axa Schade Verz *AC*        MARINE HULL & CARGO 2ND LAYER
    32       32    Marine XOL Tty   050168021BXM    1/1/02   12/31/02  Axa Schade Verz *AC*        MARINE HULL & CARGO 3RD LAYER
    32       32    Marine XOL Tty   050235021BXM    1/1/02   12/31/02  THURINGIA VERS AG *AC*      MARINE XSL 1ST LAYER
    32       32    Marine XOL Tty   050236021BXM    1/1/02   12/31/02  THURINGIA VERS AG *AC*      MARINE XSL 2ND LAYER
    32       32    Marine XOL Tty   050237021BXM    1/1/02   12/31/02  THURINGIA VERS AG *AC*      MARINE XSL 3RD LAYER
    32       32    Marine XOL Tty   052970021BXM    1/1/02   12/31/02  European Reliance Gen *AC*  MARINE HULL XSL 1ST LAYER
    32       32    Marine XOL Tty   052971021BXM    1/1/02   12/31/02  European Reliance Gen *AC*  MARINE HULL XSL 2ND LAYER
    32       32    Marine XOL Tty   052972021BXM    1/1/02   12/31/02  European Reliance Gen *AC*  MARINE HULL XSL 3RD LAYER
    32       32    Marine XOL Tty   052973021BXM    1/1/02   12/31/02  European Reliance Gen *AC*  MARINE HULL XSL 4TH LAYER
    32       32    Marine XOL Tty   055618021BXM    1/1/02   12/31/02  AGF-MAT *AC*                MARINE XSL 1ST LAYER
    32       32    Marine XOL Tty   055619021BXM    1/1/02   12/31/02  AGF-MAT *AC*                MARINE XSL 2ND LAYER
    32       32    Marine XOL Tty   055620021BXM    1/1/02   12/31/02  AGF-MAT *AC*                MARINE XSL 3RD LAYER
    32       32    Marine XOL Tty   055621021BXM    1/1/02   12/31/02  AGF-MAT *AC*                MARINE XSL 4TH LAYER
    32       32    Marine XOL Tty   055622021BXM    1/1/02   12/31/02  AGF-MAT *AC*                MARINE XSL 5TH LAYER
    32       32    Marine XOL Tty   821023021NXM    1/1/02   12/31/02  Vesta Forsikring AS *AC*    Vesta 2nd fish farm CAT x/l
    32       32    Marine XOL Tty   824026021NXM    1/1/02   12/31/02  Bergens Skibsassurans *AC*  Bergen Hull XL (4 of 4)
    32       32    Marine XOL Tty   824167021NXM    1/1/02   12/31/02  Upton P D Synd 0002 *AC*    Upton 5th Specie XL
    41       41    US Motor (ExE/C  002365021AXC    1/1/02   12/31/02  Republic Western Ins *AC*   Rep Western/TIS Risk Pub Auto
    41       41    US Motor (ExE/C  002366021AXC    1/1/02   12/31/02  Republic Western Ins *AC*   Rep Western/TIS Risk Pub Auto
    41       41    US Motor (ExE/C  003252021AXC    1/1/02   12/31/02  Lincoln Gen Ins Co *AC*     Lincoln General/TIS 1st Auto
    41       41    US Motor (ExE/C  003253021AXC    1/1/02   12/31/02  Lincoln Gen Ins Co *AC*     Lincoln General/TIS 2nd Auto
    41       42    US Motor ExCess  002919021AXC    1/1/02   12/31/02  Occidental F&C N Am *AC*    Occidental/Wilshire Risk
    41       42    US Motor ExCess  003050021AXC    1/1/02   12/31/02  Occidental F&C N Am *AC*    Occidental xs Cession Treaty

                                     A-2-39

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE A-2 - INCLUDED REINSURANCE CONTRACTS.

Reserving  Genius                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    55       55    Intl.P.A.Pro Ra  040222021BRC    1/1/02   12/31/02  GLOBAL CO DE SEG SA *TO*    ACCIDENT SPL
    55       55    Intl.P.A.Pro Ra  053066021BRC    1/1/02   12/31/02  BPB Assic SpA *AC*          ACCIDENT QUOTA SHARE TREATY
    55       55    Intl.P.A.Pro Ra  053069021BRC    1/1/02   12/31/02  BPB Assic SpA *AC*          SICKNESS QUOTA SHARE TREATY
    60       60    Int Mtr PD PrRa  053063021BRP    1/1/02   12/31/02  BPB Assic SpA *AC*          MOTOR HULL QUOTA SHARE TREATY
    23       61    Intl Eng Pr Tty  053070021BRE    1/1/02   12/31/02  BPB Assic SpA *AC*          EAR / CAR QUOTA SHARE TREATY
    23       61    Intl Eng Pr Tty  055918021BRE    1/1/02   12/31/02  GLOBAL CO DE SEG SA *TO*    ENGINEERING QS & FSP TREATY
    79       79    Satellite XOL T  002048021NXS    1/23/02   1/22/03  Childs R S Synd 0033 *AC*   Hiscox Satellite XL
    79       79    Satellite XOL T  003010021NXS    1/1/02   12/31/02  Hannover Ruck AG *AC*       HannoverDirect/FacSatellite XL
    80       80    Int Mtr Liab PR  053068021BRC    1/1/02   12/31/02  BPB Assic SpA *AC*          M.T.P.L. QUOTA SHARE TREATY
    91       91    N.A.Crop XL      000544021AXP    4/1/02    3/31/03  Coop Hail Ins Co Ltd *AC*   Co Operatve Hail 1st Crop
    91       91    N.A.Crop XL      000545021AXP    4/1/02    3/31/03  Coop Hail Ins Co Ltd *AC*   Cooperative 2nd & 4th Crop
    91       91    N.A.Crop XL      003077021AXP    4/1/02    3/31/03  Agric Finan Servs Cor *AC*  AFSC 2nd Multi Peril 2nd Yr
    91       91    N.A.Crop XL      003245021AXP    4/1/02    3/31/03  Coop Hail Ins Co Ltd *AC*   Co Operative Hail 3rd Crop

                                     A-2-40

                                   EXHIBIT A-3

                       LOSS RESERVES BY CLASS OF BUSINESS

Loss Reserves by Class @ June 30, 2002

  LONDON

                                                                                                            DEPOSIT       PROFIT
     OFFICE   CLASS   DESCRIPTION                               OUTSTANDING LOSS   ULAE      IBNR         LIABILITIES   COMMISSIONS
     BRU      21      Brussels Marine P/R                                              429       23,098
     BRU      23      Brussels Int'l Property P/R                         19,018     2,177      242,534
     BRU      24      Brussels Int'l Property Per Risk                     8,771     2,261      257,359
     BRU      25      Brussels Int'l Cat                                            11,797    1,298,902
     BRU      26      Brussels Int'l Motor                                          13,032      336,680
     BRU      27      Brussels Int'l Liab XS                               4,773     6,956      177,767
     BRU      32      Brussels Int'l Marine XS                                       1,279       70,679
     BRU      34      Brussels Int'l Liab PR                                         3,039       78,719
     BRU      55      Brussels Int'l Personal Acc P-R                                4,663      120,643
     BRU      60      Brussels Int'l Motor Physical Damage PR                        4,043      104,703
     BRU      61      Brussels Engineering PR                                          334        8,308
     BRU      80      Brussels Motor PR                                             30,472      789,211
     DEU      23      Munich Int'l Property P/R                                        612       69,966
     DEU      24      Munich Int'l Property Per Risk                      15,241     3,700      420,720
     DEU      25      Munich Int'l Cat                                              18,476    2,008,176
     DEU      26      Munich Int'l Motor                                            16,773      434,418
     DEU      27      Munich Int'l Liab XS                                          16,393      424,580
     DEU      32      Munich Int'l Marine XS                                             9          494
     DEU      34      Munich Int'l Liab PR                                           2,428       62,894
     STP      11      N.Am Cat                                                       3,053      318,910
     STP      18      N Am Property Per Risk                                           523       58,200
     STP      23      Int'l Property P/R                                 178,185     4,658      429,271
     STP      24      Int'l Property Per Risk                            531,405    10,412      881,733
     STP      25      Int'l Cat                                                     21,335    1,879,203
     STP      26      Int'l Motor XS                                      51,125   343,475    8,561,303
     STP      32      Int'l Marine XS                                    354,473    27,144    1,271,128
     STP      41      N Am Motor XL                                                 20,381      679,500
     STP      79      Satellite XS                                                   3,958      211,183
     STP      91      N Am Crop                                                        265       29,824
     ------------------------------------------------------------------------------------------------------------------------------
           Total London                                                1,162,992   574,076   21,250,106            -             -
     ------------------------------------------------------------------------------------------------------------------------------

                                      A-3-1

  NEW YORK
  & VERMONT

                                                                                                          DEPOSIT       PROFIT
     OFFICE   CLASS   DESCRIPTION                            OUTSTANDING LOSS   ULAE       IBNR         LIABILITIES   COMMISSIONS
     NY               Assumed Retro                                         -       4,062     312,473
     NY               Crop Hail                                             -         268      20,572
     NY               Degree Day                                            -           -           -
     NY               First Dollar Auto Liability                           -       6,018     300,878
     NY               First Dollar Auto Phys Dam                            -           -           -
     NY               First Dollar G/L                                     31       4,951     247,554
     NY               Healthcare P/R                                  291,217      24,065   1,191,317
     NY               Intl Cas Motor                                  855,123      30,102   1,077,534
     NY               Intl Casualty Tty                                19,232      26,773   1,313,091
     NY               Intl Ppty Tty Outward Retro                           -           -           -
     NY               Intl Ppty Tty P/R                                45,047       9,784     730,021
     NY               Intl Ppty Tty X/S Cat                                 -      38,288   2,924,931
     NY               Intl Ppty Tty X/S Risk                                -       2,175     167,274
     NY               NA Cas Tty P/R                                        -      39,140   1,957,000
     NY               NA Cas Tty P/R LPIC                                   -      11,963     598,146
     NY               NA Cas Tty X/S                                    1,474     104,522   5,225,339
     NY               NA Cas Tty X/S Clash                                  -      57,428   2,210,957
     NY               NA Ppty Tty P/R                                 333,710      20,984   1,447,339
     NY               NA Ppty Tty X/S Cat                             163,444      34,536   2,398,949
     NY               NA Ppty Tty X/S Risk                            750,846      71,005   5,086,525
     NY               OM Facultative                                        -       3,483     193,491
     NY               OM Treaty P/R                                   103,690       3,175     124,523
     NY               OM Treaty X/S                                   162,202      96,707   5,291,506
     ----------------------------------------------------------------------------------------------------------------------------
           Total New York & Vermont                                 2,726,015     589,429  32,819,420            -             -
     ----------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------
              Total                                                 3,889,007   1,163,505  54,069,526            -             -
     ----------------------------------------------------------------------------------------------------------------------------

                                      A-3-2

                                   EXHIBIT B-1

                            LIST OF EXCLUDED CLASSES

The following business is to be excluded from transfer.

                          LONDON CLASSES
L12                        N. AM PROF
L13                         INTL PROF
L14                    NA PROPERTY BINDERS
L98                   U.S. RUN-OFF BUSINESS
L20                      LMX/RETRO PROP
L22                       LMX/RETRO CAS
L30                       N AM CAS E&S
L31                     N AM BINDERS CAS
L15                         AVIATION
L19                       INT'L CREDIT
L35                    FINANCIAL LONG TAIL
L67                         SATTELITE
R21                       MARINE RUNOFF
R22                   CASUALTY RETRO RUNOF
L97                    INT PROPERTY RUNOFF
L98                    NA CASUALTY RUNOFF
B36          BRUSSELS FINANCIAL LINES SHORT TAIL PR
B37          BRUSSELS FINANCIAL LINES SHORT TAIL XL
B56             BRUSSELS NON-MARINE FAC PRO RATA
B88                 BRUSSELS NON TRADITIONAL
L88                       INT'L NT 1999
L89                        NA NT 1999
B57               BRUSSELS NON-MARINE FAC EXCESS
B58                BRUSSELS MARINE FAC PRO RATA
B59                 BRUSSELS MARINE FAC EXCESS
B67                   BRUSSELS SATTELITE PR
B77        BRUSSELS AVIATION LIABILITY PRO RATA TREATY
B78           BRUSSELS AVIATION HULL PRO RATA TREATY
B90                BRUSSELS FIN LINES PRO RATA
M97               MUNICH INT'L RUN-OFF BUSINESS

                                      B-1-1

                                   EXHIBIT B-2

                             THE EXCLUDED CONTRACTS

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE B-2 - EXCLUDED CONTRACTS

Reserving  GENIUS                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    26       26    Intl.Motor XOL   000818021NXC    1/1/02   12/31/02  Neal J D Synd 0980 *AC*     Ensign Mtr Malta Spec - Yr2of2
    26       26    Intl.Motor XOL   823647021NXC    1/1/02   12/31/02  Neal J D Synd 0980 *AC*     Ensign mtr Layer 1 - Yr 2 of 2
    26       26    Intl.Motor XOL   823649021NXC    1/1/02   12/31/02  Neal J D Synd 0980 *AC*     Ensign mtr layers 2-5 Yr2of2
    27       27    Intl.Liabs.XOL   000287021NXC    1/1/02   12/31/02  Assic Generali di Tri *AC*  Generali GTP Multinational 1&2
    27       27    Intl.Liabs.XOL   000287021NXC    1/1/02   12/31/02  Assic Generali di Tri *AC*  Generali GTP Multinational 1&2
    27       27    Intl.Liabs.XOL   000288021NXC    1/1/02   12/31/02  Assic Generali di Tri *AC*  Generali GTP Layers 1 & 2
    27       27    Intl.Liabs.XOL   000582021NXC    1/1/02   12/31/02  Trenwick per SpecRisk *XO*  Trenwick EL/PL Layer 1
    27       27    Intl.Liabs.XOL   000583021NXC    1/1/02   12/31/02  Trenwick per SpecRisk *XO*  Trenwick EL/PL Layers 3 & 4
    27       27    Intl.Liabs.XOL   000583021NXC    1/1/02   12/31/02  Trenwick per SpecRisk *XO*  Trenwick EL/PL Layers 3 & 4
    27       27    Intl.Liabs.XOL   000788021NXC    1/1/02   12/31/02  Wallace R J Synd 0683 *AC*  R J Wallace GTP Layer 1
    27       27    Intl.Liabs.XOL   000898021NXC    7/1/02    6/30/03  AIG Europe UK Ltd *AC*      AIG Offshore EL Layer 1
    27       27    Intl.Liabs.XOL   000898021NXC    7/1/02    6/30/03  AIG Europe UK Ltd *AC*      AIG Offshore EL Layer 1
    27       27    Intl.Liabs.XOL   000989021NXC    1/1/02   12/31/02  Cornhill Ins PLC *AC*       Cornhill EL/PL/PA Clash XL
    27       27    Intl.Liabs.XOL   001332021NXC    1/1/02   12/31/02  Mann D P Synd 0435 *AC*     Faraday Synd 435 GTP Layer 1
    27       27    Intl.Liabs.XOL   001332021NXC    1/1/02   12/31/02  Mann D P Synd 0435 *AC*     Faraday Synd 435 GTP Layer 1
    27       27    Intl.Liabs.XOL   001404021NXC    4/1/02    3/31/03  Zurich Ins Co UK *XO*       Zurich Municipal EL Layer 1
    27       27    Intl.Liabs.XOL   001448021NXC    1/1/02   12/31/02  Royal Sun Alliance Gr *AC*  Royal & Sun Alliance GTP XL 2
    27       27    Intl.Liabs.XOL   001449021NXC    1/1/02   12/31/02  Royal Sun Alliance Gr *AC*  Royal & Sun Alliance GTP XL 3
    27       27    Intl.Liabs.XOL   001450021NXC    1/1/02   12/31/02  Royal Sun Alliance Gr *AC*  Royal & Sun Alliance GTP XL 4
    27       27    Intl.Liabs.XOL   001518021NXC    1/1/02   12/31/02  ACE U/W Agys Synd2488 *AC*  ACE Banks Synd 2488 XL
    27       27    Intl.Liabs.XOL   001525021NXC    1/1/02   12/31/02  ACE U/W Agys Synd2488 *AC*  ACE Banks Synd 2488 XL
    27       27    Intl.Liabs.XOL   001907021NXC    1/1/02   12/31/02  Cornhill Ins PLC *AC*       Cornhill EL Cessions Facility
    27       27    Intl.Liabs.XOL   002159021NXC    4/1/02    3/31/03  Toa Re Co Ltd *AC*          Toa 1st general accident XL
    27       27    Intl.Liabs.XOL   002159021NXC    4/1/02    3/31/03  Toa Re Co Ltd *AC*          Toa 1st general accident XL
    27       27    Intl.Liabs.XOL   002160021NXC    4/1/02    3/31/03  Toa Re Co Ltd *AC*          Toa 2nd general accident XL

                                      B-2-1

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE B-2 - EXCLUDED CONTRACTS

Reserving  GENIUS                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    27       27    Intl.Liabs.XOL   002201021NXC    1/1/02   12/31/02  Royal Sun Alliance Gr *AC*  Royal & Sun Alliance GTP XL 5
    27       27    Intl.Liabs.XOL   002474021NXC    1/1/02   12/31/02  Wellington Synd 2020 *AC*   Wellington Synd 2020 PL/EL XL
    27       27    Intl.Liabs.XOL   002534021NXC    1/1/02   12/31/02  Converium Ltd *AC*          Converium GTP/PI XL Layer
    27       27    Intl.Liabs.XOL   002534021NXC    1/1/02   12/31/02  Converium Ltd *AC*          Converium GTP/PI XL Layer
    27       27    Intl.Liabs.XOL   002700021NXC    1/1/02   12/31/02  Wallace R J Synd 0683 *AC*  RJ Wallace Synds 683,386 Clash
    27       27    Intl.Liabs.XOL   002879021NXC    1/1/02   12/31/02  RoyalSunAllianceAustr *AC*  RSA Asia GTP x/l sublayer
    27       27    Intl.Liabs.XOL   002879021NXC    1/1/02   12/31/02  RoyalSunAllianceAustr *AC*  RSA Asia GTP x/l sublayer
    27       27    Intl.Liabs.XOL   002887021NXC    1/1/02   12/31/02  Armes D J Synd 0820 *AC*    Drysdale Synd 820 Banks a/c
    27       27    Intl.Liabs.XOL   002888021NXC    1/1/02   12/31/02  Armes D J Synd 0820 *AC*    Drysdale synd 820 Banks a/c
    27       27    Intl.Liabs.XOL   002888021NXC    1/1/02   12/31/02  Armes D J Synd 0820 *AC*    Drysdale synd 820 Banks a/c
    27       27    Intl.Liabs.XOL   002901021NXC    1/1/02   12/31/02  Hibernian Ins Co Ltd *AC*   Hibernian EL Facility
    27       27    Intl.Liabs.XOL   002901021NXC    1/1/02   12/31/02  Hibernian Ins Co Ltd *AC*   Hibernian EL Facility
    27       27    Intl.Liabs.XOL   002999021NXC    1/1/02   12/31/02  SCOR *AC*                   SCOR GL Risk XL
    27       27    Intl.Liabs.XOL   003095021NXC    1/1/02   12/31/02  Amlin Synd 2001 *AC*        Drysdale PI/FI Clash Layer
    27       27    Intl.Liabs.XOL   003121021NXC    7/1/02    6/30/03  Defence Service Homes *AC*  DSH 1st Liability Layer
    27       27    Intl.Liabs.XOL   003121021NXC    7/1/02    6/30/03  Defence Service Homes *AC*  DSH 1st Liability Layer
    27       27    Intl.Liabs.XOL   003122021NXC    7/1/02    6/30/03  Defence Service Homes *AC*  DSH 2nd Liability Layer
    27       27    Intl.Liabs.XOL   003123021NXC    7/1/02    6/30/03  Defence Service Homes *AC*  DSH 3rd Liability Layer
    27       27    Intl.Liabs.XOL   003124021NXC    7/1/02    6/30/03  Defence Service Homes *AC*  DSH 4th Liability Layer
    27       27    Intl.Liabs.XOL   003152021NXC    7/1/02    6/30/03  Alliance & Leicester *XO*   All & Leics Household Liab x/l
    27       27    Intl.Liabs.XOL   003251021NXC    1/1/02   12/31/02  Argus Ins Co Ltd *AC*       Argus Accident XL
    27       27    Intl.Liabs.XOL   003251021NXC    1/1/02   12/31/02  Argus Ins Co Ltd *AC*       Argus Accident XL
    27       27    Intl.Liabs.XOL   003303021NXC    1/1/02   12/31/02  AXA Cessions *AC*           AXA Ireland Liability Layer 1
    27       27    Intl.Liabs.XOL   003303021NXC    1/1/02   12/31/02  AXA Cessions *AC*           AXA Ireland Liability Layer 1
    27       27    Intl.Liabs.XOL   003304021NXC    1/1/02   12/31/02  AXA Cessions *AC*           Axa Ireland Liability Layer 2
    27       27    Intl.Liabs.XOL   003304021NXC    1/1/02   12/31/02  AXA Cessions *AC*           Axa Ireland Liability Layer 2
    27       27    Intl.Liabs.XOL   003305021NXC    1/1/02   12/31/02  AXA Cessions *AC*           Axa Ireland Liability Layer 3
    27       27    Intl.Liabs.XOL   003305021NXC    1/1/02   12/31/02  AXA Cessions *AC*           Axa Ireland Liability Layer 3
    27       27    Intl.Liabs.XOL   003409021NXC    1/1/02   12/31/02  Wheeler M H Synd 1007 *AC*  Wheeler Synd 1007 Banks 2nd XL

                                      B-2-2

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE B-2 - EXCLUDED CONTRACTS

Reserving  GENIUS                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    27       27    Intl.Liabs.XOL   003409021NXC    1/1/02   12/31/02  Wheeler M H Synd 1007 *AC*  Wheeler Synd 1007 Banks 2nd XL
    27       27    Intl.Liabs.XOL   003412021NXC    1/1/02   12/31/02  Great Lakes Re UK plc *XF*  Great Lakes Landlords Liab XL
    27       27    Intl.Liabs.XOL   003412021NXC    1/1/02   12/31/02  Great Lakes Re UK plc *XF*  Great Lakes Landlords Liab XL
    27       27    Intl.Liabs.XOL   003444021NXC    4/1/02    3/31/03  Kyoei Mut F&M Ins Co *AC*   Kyoei Mutual GA Layers 1 to 4
    27       27    Intl.Liabs.XOL   003471021NXC    1/1/02   12/31/02  Trenwick per SpecRisk *XO*  Trenwick EL/PL Layer 2
    27       27    Intl.Liabs.XOL   003471021NXC    1/1/02   12/31/02  Trenwick per SpecRisk *XO*  Trenwick EL/PL Layer 2
    27       27    Intl.Liabs.XOL   003488021NXC    7/1/02   12/31/03  Stuchbery RA Synd1096 *AC*  Chaucer FI Layer 1
    27       27    Intl.Liabs.XOL   003489021NXC    7/1/02   12/31/03  Stuchbery RA Synd1096 *AC*  Chaucer FI Layer 2
    27       27    Intl.Liabs.XOL   044702021BXC    1/1/02   12/31/02  INTERPOLIS NV *AC*          TRAVEL XSL 2ND LAYER
    27       27    Intl.Liabs.XOL   045398021BXC    1/1/02   12/31/02  BAYERISCHE BEAMTENVER *AC*  P.A. XSL 1ST LAYER
    27       27    Intl.Liabs.XOL   045400021BXC    1/1/02   12/31/02  BAYERISCHE BEAMTENVER *AC*  P.A. XSL 2ND LAYER
    27       27    Intl.Liabs.XOL   045402021BXC    1/1/02   12/31/02  BAYERISCHE BEAMTENVER *AC*  P.A. XSL - CUMULATION
    27       27    Intl.Liabs.XOL   045404021BXC    1/1/02   12/31/02  BAYERISCHE BEAMTENVER *AC*  G.T.P.L. XSL 1ST LAYER
    27       27    Intl.Liabs.XOL   047572021BXC    1/1/02   12/31/02  BAYERISCHE BEAMTENVER *AC*  2ND RISK PROTECTION GTPL XSL
    27       27    Intl.Liabs.XOL   048207021BXC    1/1/02   12/31/02  GEMA (Grp Entreprises *TO*  FIRE LIABILITY 1ST LAYER
    27       27    Intl.Liabs.XOL   048212021BXC    1/1/02   12/31/02  GEMA (Grp Entreprises *TO*  FIRE LIABILITY 2ND LAYER
    27       27    Intl.Liabs.XOL   048215021BXC    1/1/02   12/31/02  GEMA (Grp Entreprises *TO*  FIRE LIABILITY 3RD LAYER
    27       27    Intl.Liabs.XOL   048217021BXC    1/1/02   12/31/02  GEMA (Grp Entreprises *TO*  FIRE LIABILITY 4TH LAYER
    27       27    Intl.Liabs.XOL   048218021BXC    1/1/02   12/31/02  GEMA (Grp Entreprises *TO*  FIRE LIABILITY 5TH LAYER
    27       27    Intl.Liabs.XOL   048219021BXC    1/1/02   12/31/02  GEMA (Grp Entreprises *TO*  FIRE LIABILITY 6TH LAYER
    27       27    Intl.Liabs.XOL   048438021BXC    1/1/02   12/31/02  HDI aG *AC*                 G.T.P.L. XSL 3RD LAYER
    27       27    Intl.Liabs.XOL   048442021BXC    1/1/02   12/31/02  HDI aG *AC*                 G.T.P.L. XSL 4TH LAYER
    27       27    Intl.Liabs.XOL   050044021BXC    1/1/02   12/31/02  AXA Royale Belge *AC*       G.T.P.L. XSL
    27       27    Intl.Liabs.XOL   050063021BXC    1/1/02   12/31/02  AXA Colonia Konzern *AC*    G.T.P.L. XSL 2ND LAYER
    27       27    Intl.Liabs.XOL   050257021BXC    1/1/02   12/31/02  AXA Aurora Iberica *AC*     G.T.P.L. XSL 1ST LAYER
    27       27    Intl.Liabs.XOL   052451021BXC    1/1/02   12/31/02  AXA Assic SpA *AC*          G.T.P.L. XSL 2ND LAYER
    27       27    Intl.Liabs.XOL   052452021BXC    1/1/02   12/31/02  AXA Assic SpA *AC*          G.T.P.L. XSL 3RD LAYER
    27       27    Intl.Liabs.XOL   052453021BXC    1/1/02   12/31/02  AXA Assic SpA *AC*          G.T.P.L. XSL 4TH LAYER
    27       27    Intl.Liabs.XOL   052828021BXC    1/1/02   12/31/02  Aegon NV *AC*               SICKNESS STOPLOSS 1ST LAYER

                                      B-2-3

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE B-2 - EXCLUDED CONTRACTS

Reserving  GENIUS                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    27       27    Intl.Liabs.XOL   052829021BXC    1/1/02   12/31/02  Aegon NV *AC*               SICKNESS STOPLOSS 2ND LAYER
    27       27    Intl.Liabs.XOL   052895021BXC    1/1/02   12/31/02  HDI aG *AC*                 G.T.P.L. XSL 5TH LAYER
    27       27    Intl.Liabs.XOL   055519021BXC    1/1/02   12/31/02  Unive Verzekeringen *AC*    PERSONAL ACCIDENT XSL
    27       27    Intl.Liabs.XOL   055523021BXC    1/1/02   12/31/02  Unive Verzekeringen *AC*    G.T.P.L. XSL
    27       27    Intl.Liabs.XOL   055638021BXC    1/1/02   12/31/02  AXA Aurora Iberica *AC*     G.T.P.L. XSL 2ND LAYER
    27       27    Intl.Liabs.XOL   055897021BXC    1/1/02   12/31/02  AXA Colonia Konzern *AC*    G.T.P.L. XSL 1ST LAYER
    27       27    Intl.Liabs.XOL   055899021BXC    1/1/02   12/31/02  AXA Colonia Konzern *AC*    G.T.P.L. XSL CLASH COVER
    27       27    Intl.Liabs.XOL   056006021BXC    1/1/02   12/31/02  Deutscher Herold *AC*       PERSONAL ACCIDENT XSL
    27       27    Intl.Liabs.XOL   056007021BXC    1/1/02   12/31/02  Deutscher Herold *AC*       P.A. XSL MEHRLEISTUNGS
    27       27    Intl.Liabs.XOL   056020021BXC    1/1/02   12/31/02  AXA Colonia Konzern *AC*    G.T.P.L. CODED XSL PER RISK
    27       27    Intl.Liabs.XOL   056075021BXC    1/1/02   12/31/02  BAYERISCHE BEAMTENVER *AC*  KOMPAKT POLICIES XSL TTY
    27       27    Intl.Liabs.XOL   056076021BXC    1/1/02   12/31/02  BAYERISCHE BEAMTENVER *AC*  KOMPAKT POLICIES ONLY ON GTPL
    27       27    Intl.Liabs.XOL   823418021NXC    1/1/02   12/31/02  Mann D P Synd 0435 *AC*     Faraday Synd 435 GTP layer 2
    27       27    Intl.Liabs.XOL   823418021NXC    1/1/02   12/31/02  Mann D P Synd 0435 *AC*     Faraday Synd 435 GTP layer 2
    27       27    Intl.Liabs.XOL   823439021NXC    1/1/02   12/31/02  Wheeler M H Synd 1007 *AC*  Wheeler Synd 1007 Banks 1st XL
    27       27    Intl.Liabs.XOL   823441021NXC    1/1/02   12/31/02  Wheeler M H Synd 1007 *AC*  Wheeler Synd 1007 Banks 3rd XL
    27       27    Intl.Liabs.XOL   823628021NXC    1/1/02   12/31/02  CarringtonGH Synd1241 *AC*  Burnhope Synd1241 Banks Layer2
    27       27    Intl.Liabs.XOL   823629021NXC    1/1/02   12/31/02  CarringtonGH Synd1241 *AC*  Burnhope Synd1241 Banks Layer3
    27       27    Intl.Liabs.XOL   823988021NXC    4/1/02    3/31/03  Nat Hse Bldg Council *XO*   Nat Hse Bldg Warranty
    27       27    Intl.Liabs.XOL   823988021NXC    4/1/02    3/31/03  Nat Hse Bldg Council *XO*   Nat Hse Bldg Warranty
    27       27    Intl.Liabs.XOL   824011021NXC    7/1/02    6/30/03  Solicitors Indem Mut *XO*   SIMIA 1st layer PI
    27       27    Intl.Liabs.XOL   824012021NXC    7/1/02    6/30/03  Solicitors Indem Mut *XO*   SIMIA 2nd layer PI
    27       27    Intl.Liabs.XOL   824013021NXC    7/1/02    6/30/03  Solicitors Indem Mut *XO*   SIMIA 3rd layer PI
    27       27    Intl.Liabs.XOL   824014021NXC    7/1/02    6/30/03  Solicitors Indem Mut *XO*   SIMIA 4th layer PI
    27       27    Intl.Liabs.XOL   824015021NXC    7/1/02    6/30/03  Solicitors Indem Mut *XO*   SIMIA 5th layer PI
    27       27    Intl.Liabs.XOL   824082021NXC    1/1/02   12/31/02  Wallace R J Synd 0683 *AC*  R J Wallace EL 1st layer
    27       27    Intl.Liabs.XOL   824119021NXC    4/1/02    3/31/03  Zurich Ins Co UK *XO*       Zurich Ins Liab 1st layer
    27       27    Intl.Liabs.XOL   824120021NXC    4/1/02    3/31/03  Zurich Ins Co UK *XO*       Zurich Ins Liab 2nd layer
    31       31    US Liab.Binders  195000021ABL    1/1/02   12/31/02  VARIOUS                     WESTCO FEES

                                      B-2-4

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE B-2 - EXCLUDED CONTRACTS

Reserving  GENIUS                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    34       34    Intl.Liabs ProR  000401021NRC    1/1/02   12/31/02  Wheeler M H Synd 1010 *AC*  Spreckley 1010 Banks 1st Surp
    34       34    Intl.Liabs ProR  001526021NRC    1/1/02   12/31/02  ACE U/W Agys Synd2488 *AC*  ACE Banks Surplus Synd 2488
    34       34    Intl.Liabs ProR  050300021BRC    1/1/02   12/31/02  Hannover Ruck AG *AC*       G.T.P.L. QUOTA SHARE
    34       34    Intl.Liabs ProR  053071021BRC    1/1/02   12/31/02  BPB Assic SpA *AC*          G.T.P.L. QUOTA SHARE TREATY
    34       34    Intl.Liabs ProR  920479021NRC    1/1/02   12/31/02  Markel Synd 3000 *NR*       Warrington Banks fac/oblig
    36       36    Fin.Line S.T.PR  048153021BRJ    1/1/02   12/31/02  COFACE *AC*                 COMMERCIAL CREDIT RISKS QS
     8       44    US N-Mtr (ExE/C  825079021AXC    9/1/02    8/31/03  Mut Ins Co *XO*             Mutual 2nd casualty 3of3yr
     8       44    US N-Mtr (ExE/C  825080021AXC    9/1/02    8/31/03  Mut Ins Co *XO*             Mutual 3rd casualtY 3of3yr
    56       56    N-M Prop Fac     040100021BRF    1/1/02    1/1/03   HICHAL HACITY-SAHAR         PF-SAHAR-HICHAL HACITY-SAHAR
    56       56    N-M Prop Fac     040419021BRF    1/1/02    1/1/03   B & C PRODUCTS              PF-NOWM-B & C PRODUCTS
    56       56    N-M Prop Fac     040456021BRF    1/1/02    1/1/03   VIESSMANN                   PF-GERLING-VIESSMANN
    56       56    N-M Prop Fac     040491021BRF    1/1/02    1/1/03   FISIPE                      PF-S&P-FISIPE PORTUGAL
    56       56    N-M Prop Fac     040599021BRF    1/1/02    1/1/03   MAN HAUPTVERTRAG            PF-GERLING-MAN
    56       56    N-M Prop Fac     040629021BRF    1/1/02    1/1/03   MESSE BERLIN                PF-AON DE-MESSE BERLIN
    56       56    N-M Prop Fac     040679021BRF    1/1/02    1/1/03   HOSPITALS & COLLEGES        PF-COYLE-HOSPITALS & COLLEGES
    56       56    N-M Prop Fac     040682021BRF    1/1/02    1/1/03   DIERICHS                    PF-GERLING-DIERICHS
    56       56    N-M Prop Fac     040697021BRF    1/1/02    1/1/03   STOESS DGF                  PF-GERLING-STOESS DGF
    56       56    N-M Prop Fac     040718021BRF    1/1/02    1/1/03   HOSPITALS GVV               PF-GOTHAER-HOSPITALS GVV
    56       56    N-M Prop Fac     040718021BRF    1/1/02    1/1/03   HOSPITALS GVV               PF-GOTHAER-HOSPITALS GVV
    56       56    N-M Prop Fac     041560021BRF    1/1/02    1/1/03   MAGNETIC PRODUCTS / ESKA    PF-NOWM-MAGNETIC PROD/ESKA BEH
    56       56    N-M Prop Fac     042942021BRF    1/1/02    1/1/03   TNO/TECHNISCH NATUURK       PF-AON NL-TNO/TECHNISCH NATUUR
    56       56    N-M Prop Fac     043560021BRF    1/1/02    1/1/03   WILMS GRUPPE                PF-WURTTEM-WILMS GRUPPE
    56       56    N-M Prop Fac     043755021BRF    1/1/02    1/1/03   AGU                         PF-PWS NL-AGU
    56       56    N-M Prop Fac     044613021BRF    1/1/02    1/1/03   AUBI/SIEGENIA FRANK         PF-WURTTEM-AUBI/SIEGENIA FRANK
    56       56    N-M Prop Fac     044613021BRF    1/1/02    1/1/03   AUBI/SIEGENIA FRANK         PF-WURTTEM-AUBI/SIEGENIA FRANK
    56       56    N-M Prop Fac     044832021BRF    1/1/02    1/1/03   GIBOR SPORT                 PF-SAHAR-GIBOR SPORT
    56       56    N-M Prop Fac     044832021BRF    1/1/02    1/1/03   GIBOR SPORT                 PF-SAHAR-GIBOR SPORT
    56       56    N-M Prop Fac     045229021BRF    1/1/02    1/1/03   FLUGHAFEN NURNBERG          PF-WURTTEM-FLUGHAFEN NURNBERG

                                      B-2-5

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE B-2 - EXCLUDED CONTRACTS

Reserving  GENIUS                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    56       56    N-M Prop Fac     046536021BRF    1/1/02    1/1/03   BSR BERLINER STADTREINIGU   PF-AON DE-BSR BERLINER STADTRE
    56       56    N-M Prop Fac     046554021BRF    1/1/02    1/1/03   BERLIN VARIOUS RISKS        PF-AON DE-BERLIN VARIOUS RISKS
    56       56    N-M Prop Fac     046700021BRF    1/1/02    1/1/03   FLUGHAFEN TEGEL             PF-AON DE-FLUGHAFEN TEGEL
    56       56    N-M Prop Fac     046705021BRF    1/1/02    1/1/03   FLUGHAFEN TEMPELHOF         PF-AON DE-FLUGHAFEN TEMPELHOF
    56       56    N-M Prop Fac     048333021BRF    1/1/02    1/1/03   OKV/VRS MUNICIPAL BLDGS     PF-AON DE-OKV VRS MUNICIPAL BL
    56       56    N-M Prop Fac     048333021BRF    1/1/02    1/1/03   OKV/VRS MUNICIPAL BLDGS     PF-AON DE-OKV VRS MUNICIPAL BL
    56       56    N-M Prop Fac     048401021BRF    1/1/02    1/1/03   RAV-BARICH GROUP            PF-PWS UK-RAV-BARICH/MUL-T-LOC
    56       56    N-M Prop Fac     048401021BRF    1/1/02    1/1/03   RAV-BARICH GROUP            PF-PWS UK-RAV-BARICH/MUL-T-LOC
    56       56    N-M Prop Fac     048734021BRF    1/1/02    1/1/03   VERGEER KAAS                PF-ING-VERGEER KAAS
    56       56    N-M Prop Fac     050256021BRF    1/1/02    1/1/03   ARIE BLOK B.V.              PF-NOWM-ARIE BLOK BV
    56       56    N-M Prop Fac     050458021BRF    1/1/02    1/1/03   SHAAREI ZEDEK MEDICAL       PF-SAHAR-SHAAREI ZEDEK HOSPITA
    56       56    N-M Prop Fac     050458021BRF    1/1/02    1/1/03   SHAAREI ZEDEK MEDICAL       PF-SAHAR-SHAAREI ZEDEK HOSPITA
    56       56    N-M Prop Fac     050554021BRF    1/1/02    1/1/03   RADIALL                     PF-CHUBB FR-RADIALL
    56       56    N-M Prop Fac     050746021BRF    1/31/02   1/31/03  FLEXCON GLENROTHES          PF-SAIL UK-FLEXCON GLENROTHES
    56       56    N-M Prop Fac     050746021BRF    1/31/02   1/31/03  FLEXCON GLENROTHES          PF-SAIL UK-FLEXCON GLENROTHES
    56       56    N-M Prop Fac     051567021BRF    1/1/02    1/1/03   BRUNNER GMBH                PF-CHUBB DE-BRUNNER
    56       56    N-M Prop Fac     052427021BRF    1/1/02    1/1/03   WESTLAND KAAS GROEP         PF-AON NL-WESTLAND KAAS GROEP
    56       56    N-M Prop Fac     052879021BRF    1/1/02    1/1/03   GREAT SOUTHERN HOTELS       PF-SAIL UK-GREAT SOUTHERN HOTE
    56       56    N-M Prop Fac     052951021BRF    1/1/02    1/1/03   THERMALQUELLE LOIPERSDORF   PF-GRAZER-THERMALQUELLE
    56       56    N-M Prop Fac     052951021BRF    1/1/02    1/1/03   THERMALQUELLE LOIPERSDORF   PF-GRAZER-THERMALQUELLE
    56       56    N-M Prop Fac     053006021BRF    1/1/02    1/1/03   AN POST / GPO ARCADE        PF-COYLE-AN POST/GPO ARCADE
    56       56    N-M Prop Fac     053049021BRF    1/1/02    1/1/03   CENTRALCER                  PF-PWS NL-CENTRALCER
    56       56    N-M Prop Fac     053157021BRF    1/1/02    1/1/03   IRISH TIMES TRUST           PF-COYLE-IRISH TIMES TRUST
    56       56    N-M Prop Fac     053354021BRF    1/1/02    1/1/03   LOVINK-TERBORG BEHEER       PF-PWS NL-LOVINK-TERBORG BEHEE
    56       56    N-M Prop Fac     053356021BRF    1/1/02    1/1/03   SEZ AG                      PF-GRAZER-SEZ AG
    56       56    N-M Prop Fac     053506021BRF    1/1/02    1/1/03   SEROUSSI/NORADA/IKOS/SERC   PF-SAIL-SEROUSSI/NORADA/IKOS
    56       56    N-M Prop Fac     053506021BRF    1/1/02    1/1/03   SEROUSSI/NORADA/IKOS/SERC   PF-SAIL-SEROUSSI/NORADA/IKOS
    56       56    N-M Prop Fac     055265021BRF    1/1/02    1/1/03   EURO STAR HOLLAND           PF-AON NL-EURO STAR HOLLAND
    56       56    N-M Prop Fac     055265021BRF    1/1/02    1/1/03   EURO STAR HOLLAND           PF-AON NL-EURO STAR HOLLAND

                                      B-2-6

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE B-2 - EXCLUDED CONTRACTS

Reserving  GENIUS                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    56       56    N-M Prop Fac     055613021BRF    1/1/02    1/1/03   SCHILS B.V.                 PF-PWS NL-SCHILS
    56       56    N-M Prop Fac     055615021BRF    1/1/02    1/1/03   DUBLIN REGIONAL TOURIST B   PF-COYLE-DUBLIN REGION TOURIST
    56       56    N-M Prop Fac     055628021BRF    1/1/02    1/1/03   PEETERS PRODUKTEN BEHEER    PF-PWS NL-PEETERS PRODUKTEN
    56       56    N-M Prop Fac     055707021BRF    1/1/02    1/1/03   TUSCH DRUCK AG              PF-EA GENERALI-TUSCH DRUCK AG
    56       56    N-M Prop Fac     055735021BRF    1/1/02    1/1/03   RAI AMSTERDAM BV            PF-PWS NL-RAI AMSTERDAM BV
    56       56    N-M Prop Fac     055780021BRF    1/1/02    1/1/03   VAN DRIMMELEN HOUTGROEP     PF-NOWM-VAN DRIMMELEN HOUTGROE
    56       56    N-M Prop Fac     055880021BRF    1/1/02    1/1/03   BUNNIK DE BOER NIJKERK BV   PF-NOWM-BUNNIK DE BOER NIJKERK
    56       56    N-M Prop Fac     055881021BRF    3/22/02   1/1/03   FLEXPAK TRANSPARANT VERPA   PF-NOWM-FLEXPAK TRANSPARANT
    56       56    N-M Prop Fac     055882021BRF    1/1/02    1/1/03   K.M.W.E. MANAGEMENT BV      PF-NOWM-KMWE MANAGEMENT BV
    56       56    N-M Prop Fac     055883021BRF    1/1/02    1/1/03   K.M.W.E. MANAGEMENT BV      PF-NOWM-KMWE MANAGEMENT BV
    56       56    N-M Prop Fac     055884021BRF    1/1/02    1/1/03   KRIJGER MEELFABRIEK RENES   PF-NOWM-KRIJGER MEELFABRIEK
    56       56    N-M Prop Fac     055885021BRF    1/1/02    1/1/03   SMEVA                       PF-NOWM-SMEVA BV
    56       56    N-M Prop Fac     055886021BRF    1/1/02    1/1/03   STRONKHORST VAN DER ESCH    PF-NOWM-STRONKHORST VAN DER ES
    56       56    N-M Prop Fac     055888021BRF    1/1/02    1/1/03   BODEGRAVEN GEBRR.           PF-ING-BODEGRAVEN GEBR.
    56       56    N-M Prop Fac     055900021BRF    1/1/02    1/1/03   LEEUWARDER ONDERLINGE BLO   PF-GREIG BE-LEEUWARDER BLOCK
    56       56    N-M Prop Fac     055915021BRF    1/1/02    1/1/03   ROLDUC et al                PF-GUY CARP NL-ROLDUC
    56       56    N-M Prop Fac     055938021BRF    1/1/02    1/1/03   EUROPEAN PARLIAMENT         PF-AON BE-EUROPEAN PARLIAMENT
    56       56    N-M Prop Fac     055993021BRF    1/1/02    1/1/03   TAULI PARC CONSORCI HOSPI   PF-INTERBROK-TAULI PARC CONS
    56       56    N-M Prop Fac     056009021BRF    1/1/02    1/1/03   ONDER DE BOGEN (CAROLUS B   PF-GUY CARP NL-ONDER DE BOGEN
    56       56    N-M Prop Fac     056010021BRF    1/1/02    1/1/03   HYATT DEAD SEA HOTEL        PF-SAHAR-HYATT DEAD SEA HOTEL
    56       56    N-M Prop Fac     056010021BRF    1/1/02    1/1/03   HYATT DEAD SEA HOTEL        PF-SAHAR-HYATT DEAD SEA HOTEL
    56       56    N-M Prop Fac     056011021BRF    1/1/02    1/1/03   BIOLOGISCHE HEILMITTEL HE   PF-GERLING-BIOLOG. HEILMITTEL
    56       56    N-M Prop Fac     056011021BRF    1/1/02    1/1/03   BIOLOGISCHE HEILMITTEL HE   PF-GERLING-BIOLOG. HEILMITTEL
    56       56    N-M Prop Fac     056017021BRF    1/1/02    1/1/03   PHILIPS-UNIV. MARBURG       PF-CHUBB DE-PHILIPS-UNI.MARBUR
    57       57    N-M Pty X/L Fac  040208021BXF    1/1/02    1/1/03   BASF WW                     PF-AON DE-BASF
    57       57    N-M Pty X/L Fac  040208021BXF    1/1/02    1/1/03   BASF WW                     PF-AON DE-BASF
    57       57    N-M Pty X/L Fac  040217021BXF    1/1/02    1/1/03   BASF WW                     PF-AON DE-BASF
    57       57    N-M Pty X/L Fac  041558021BXF    1/1/02    3/1/03   IMPALA PLATINUM             PF-ALEX FO-IMPALA PLATINUM

                                      B-2-7

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE B-2 - EXCLUDED CONTRACTS

Reserving  GENIUS                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    57       57    N-M Pty X/L Fac  044957021BXF    1/1/02    1/1/03   BOURGEOIS                   PF-FAC-BOURGEOIS
    57       57    N-M Pty X/L Fac  045856021BXF    1/1/02    1/1/03   KRUIDVAT BEHEER             PF-AON NL-KRUIDVAT(Groenwoudt)
    57       57    N-M Pty X/L Fac  048050021BXF    1/1/02    1/1/03   KIJKGRIJP DEKAMARKT         PF-AON NL-KIJKGRIJP DEKAMARKT
    57       57    N-M Pty X/L Fac  048244021BXF    1/1/02    1/1/03   VOLKSWAGEN AG               PF-CNA-VOLKSWAGEN AG
    57       57    N-M Pty X/L Fac  050274021BXF    1/1/02    1/1/03   SWEDISH CHURCHES            PF-GUY CARP ST-SWEDISH CHURCHE
    57       57    N-M Pty X/L Fac  050280021BXF    1/1/02    1/1/03   DELHAIZE                    PF-AON BE-DELHAIZE
    57       57    N-M Pty X/L Fac  050281021BXF    2/1/02    1/1/03   SABANCI GROUP               PF-MARSH UKF-SABANCI GROUP
    57       57    N-M Pty X/L Fac  050285021BXF    1/1/02    1/1/03   BOEHRINGER INGELHEIM        PF-FM DE-BOEHRINGER ING
    57       57    N-M Pty X/L Fac  050303021BXF    1/1/02    1/1/03   VOLKSWAGEN AG               PF-CNA-VOLKSWAGEN AG
    57       57    N-M Pty X/L Fac  050304021BXF    1/1/02    1/1/03   VOLKSWAGEN AG               PF-CNA-VOLKSWAGEN AG
    57       57    N-M Pty X/L Fac  051123021BXF    1/1/02    1/1/03   CHUBB DE VARIOUS RISKS      PF-CHUBB DE-CHUBB DE VARIOUS
    57       57    N-M Pty X/L Fac  051768021BXF    1/1/02    1/1/03   FRANKFURT FLUGHAFEN         PF-FM DE-FRANKFURT FLUGHAFEN
    57       57    N-M Pty X/L Fac  051815021BXF    1/1/02    1/1/03   CEHAVE                      PF-PWS NL-CEHAVE
    57       57    N-M Pty X/L Fac  052544021BXF    2/1/02    1/1/03   REED INTERNATIONAL          PF-COYLE-REED INTERNATIONAL
    57       57    N-M Pty X/L Fac  052713021BXF    1/1/02    1/1/03   VOLKSWAGEN AG               PF-CNA-VOLKSWAGEN AG
    57       57    N-M Pty X/L Fac  052769021BXF    1/1/02    1/1/03   UCO                         PF-AON BE-UCO
    57       57    N-M Pty X/L Fac  052775021BXF    1/1/02    1/1/03   VAW ALUMINIUM AG            PF-GUY CARP CH-VAW ALUMINIUM
    57       57    N-M Pty X/L Fac  052785021BXF    1/1/02    1/1/03   TNT POST GROEP              PF-PWS NL-TNT POST GROUP
    57       57    N-M Pty X/L Fac  052844021BXF    1/1/02    1/1/03   SWEDISH CHURCHES            PF-GUY CARP ST-SWEDISH CHURCHE
    57       57    N-M Pty X/L Fac  052864021BXF    1/1/02    1/1/03   KORSNZS GROUP               PF-GUY CARP ST-KORSNAS
    57       57    N-M Pty X/L Fac  052899021BXF    1/1/02    1/1/03   BAYERN UNIKLINIKEN/MAXIMI   PF-CNA-BAYERN UNIKLINIKEN/MAX
    57       57    N-M Pty X/L Fac  052953021BXF    1/1/02    1/1/03   SONAE GROUP                 PF-MARSH UKF-SONAE
    57       57    N-M Pty X/L Fac  052960021BXF    1/1/02    1/1/03   AGHADOE HEIGHTS HOTEL       PF-COYLE-AGHADOE HEIGHTS HOTEL
    57       57    N-M Pty X/L Fac  053013021BXF    1/1/02    1/1/03   HENKEL                      PF-PWS NL-HENKEL GERMANY
    57       57    N-M Pty X/L Fac  053023021BXF    1/31/02  12/31/02  IRISH DISTILLERS GROU       PF-COYLE-IRISH DISTILLERS/PERN
    57       57    N-M Pty X/L Fac  053072021BXF    1/1/02    1/1/03   HOSPITAL COVER              PF-CHUBB DE-HOSPITAL COVER
    57       57    N-M Pty X/L Fac  053127021BXF    1/1/02    1/1/03   EADS EUROPEAN AERONAUTIC    PF-CNA-EADS
    57       57    N-M Pty X/L Fac  053154021BXF    1/1/02    1/1/03   PORTUCEL                    PF-PWS UK-PORTUCEL/SOPORCEL

                                      B-2-8

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE B-2 - EXCLUDED CONTRACTS

Reserving  GENIUS                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    57       57    N-M Pty X/L Fac  053420021BXF    1/1/02    1/1/03   EADS EUROPEAN AERONAUTIC    PF-FM DE-EADS
    57       57    N-M Pty X/L Fac  053454021BXF    1/1/02    1/1/03   FISHER ENGINEERING          PF-COYLE-FISHER ENGINEERING
    57       57    N-M Pty X/L Fac  053553021BXF    1/1/02    1/1/03   BROUWER GROEP               PF-PWS NL-BROUWER GROEP
    57       57    N-M Pty X/L Fac  054224021BXF    1/1/02    1/1/03   ONTEX EUROPE                PF-AON BE-ONTEX EUROPE
    57       57    N-M Pty X/L Fac  054637021BXF    1/1/02    1/1/03   FRANTSCHACH AG              PF-ALLIANZ AU-FRANTSCHACH ZELL
    57       57    N-M Pty X/L Fac  055565021BXF    1/1/02    1/1/03   INEOS B.V.                  PF-GUY CARP NL-INEOS
    57       57    N-M Pty X/L Fac  055575021BXF    1/1/02    1/1/03   VESTA VARIOUS RISKS         PF-GUY CARP ST-VESTA VRS RISKS
    57       57    N-M Pty X/L Fac  055633021BXF    1/1/02    1/1/03   DUC SA                      PF-FAC-DUC
    57       57    N-M Pty X/L Fac  055647021BXF    1/1/02    1/1/03   WKW WALTER KLEIN WUPPERTA   PF-CHUBB DE-WKW WALTER KLEIN
    57       57    N-M Pty X/L Fac  055665021BXF    1/1/02    1/1/03   TECH SEMICONDUCTORS         PF-ALEX FO-TECH/CSM CHARTERED
    57       57    N-M Pty X/L Fac  055666021BXF    1/1/02    1/1/03   TECH SEMICONDUCTORS         PF-ALEX FO-TECH/CSM CHARTERED
    57       57    N-M Pty X/L Fac  055701021BXF    1/1/02    1/1/03   ORDER OF ST. JOHN OF GOD(   PF-COYLE-ORDER OF ST JOHN OF G
    57       57    N-M Pty X/L Fac  055706021BXF    1/1/02    1/1/03   ASM LITHOGRAPHY             PF-PWS NL-ASM LITHOGRAPHY/ASML
    57       57    N-M Pty X/L Fac  055721021BXF    1/1/02    1/1/03   THE WEIR GROUP              PF-COYLE-WEIR GROUP(THE)
    57       57    N-M Pty X/L Fac  055725021BXF    1/1/02    1/1/03   VEN GROOTHANDELCENTRUM NV   PF-PWS NL-VEN GROOTHANDELCEN
    57       57    N-M Pty X/L Fac  055726021BXF    1/1/02    1/1/03   EUROPEAN WATERPROOFING (e   PF-AON BE-EUROPEAN WATERPROOFI
    57       57    N-M Pty X/L Fac  055727021BXF    1/1/02    1/1/03   ANACONDA OPERATIONS PTY     PF-HEATH-ANACONDA OPERATIONS
    57       57    N-M Pty X/L Fac  055729021BXF    1/1/02    1/1/03   SOCIETE GENERALE/VALMY TO   PF-GRAS-SOCIETE GENERALE/VALMY
    57       57    N-M Pty X/L Fac  055732021BXF    1/1/02   12/1/02   ELISRA ELECTRONIC SYSTEMS   PF-AON UK-ELISRA/TADIRAN ELECT
    57       57    N-M Pty X/L Fac  055738021BXF    1/1/02    1/1/03   RAI AMSTERDAM BV            PF-PWS NL-RAI AMSTERDAM BV
    57       57    N-M Pty X/L Fac  055740021BXF    1/1/02    1/1/03   IRISH LIFE & PERMANENT PL   PF-COYLE-IRISH LIFE&PERMANENT
    57       57    N-M Pty X/L Fac  055742021BXF    1/1/02    1/1/03   AER RIANTA                  NF-SAIL UK-AER RIANTA
    57       57    N-M Pty X/L Fac  055752021BXF    1/1/02    1/1/03   GUYLIAN CHOCOLATE           PF-CHUBB BE-GUYLIAN CHOCOLATE
    57       57    N-M Pty X/L Fac  055753021BXF    1/1/02    1/1/03   GUYLIAN CHOCOLATE           PF-CHUBB BE-GUYLIAN CHOCOLATE
    57       57    N-M Pty X/L Fac  055772021BXF    1/23/02   1/1/03   SANOFI SYNTHELABO           PF-GUY CARP FR-SANOFI SYNTHELA
    57       57    N-M Pty X/L Fac  055786021BXF    1/1/02    1/1/03   DECEUNINCK PLASTICS INDUS   PF-AON BE-DECEUNINCK PLASTICS
    57       57    N-M Pty X/L Fac  055821021BXF    1/1/02    1/1/03   CFS/CONVENIENCE FOOD SYST   PF-PWS NL-CFS (Ex DIXIE UNION)
    57       57    N-M Pty X/L Fac  055824021BXF    1/1/02    1/1/03   BARILLA G&R F LLI SPA       PF-MARSH IT-BARILLA

                                      B-2-9

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE B-2 - EXCLUDED CONTRACTS

Reserving  GENIUS                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    57       57    N-M Pty X/L Fac  055829021BXF    1/1/02    1/1/03   BAT/BRITISH AMERICAN TOBA   PF-WILLIS-BAT BRITISH AMERICAN
    57       57    N-M Pty X/L Fac  055838021BXF    1/1/02    1/1/03   SANDVIK                     PF-HSBC-SANDVIK
    57       57    N-M Pty X/L Fac  055846021BXF    1/1/02    1/1/03   SANDVIK                     PF-HSBC-SANDVIK
    57       57    N-M Pty X/L Fac  055895021BXF    1/1/02    1/1/03   MEULEMANS                   PF-AON BE-MEULEMANS
    57       57    N-M Pty X/L Fac  055896021BXF    1/1/02    1/1/03   MEULEMANS                   PF-AON BE-MEULEMANS
    57       57    N-M Pty X/L Fac  055917021BXF    1/1/02    1/1/03   FIAT                        PF-AON IT-FIAT / CNH
    57       57    N-M Pty X/L Fac  055944021BXF    1/9/02   12/31/02  KINGSPAN GROUP PLC          PF-COYLE-KINGSPAN GROUP
    57       57    N-M Pty X/L Fac  055951021BXF    1/1/02    1/1/03   METSALIITTO GROUP           PF-GUY CARP ST-METSALIITTO
    57       57    N-M Pty X/L Fac  055953021BXF    1/1/02    1/1/03   NEVADA NIMIFI               PF-CHUBB BE-NEVADA NIMIFI
    57       57    N-M Pty X/L Fac  055958021BXF    1/1/02    1/1/03   SPECTRO ANALYTICAL INSTRU   PF-CHUBB DE-SPECTRO
    57       57    N-M Pty X/L Fac  055991021BXF    1/1/02    1/1/03   AVI-TWENTE                  PF-PWS NL-AVI-TWENTE / TWENCE
    57       57    N-M Pty X/L Fac  055994021BXF    2/1/02   12/31/02  BASF EUROPE                 PF-COOPER-BASF EUROPE
    57       57    N-M Pty X/L Fac  056003021BXF    1/1/02    1/1/03   FFT FLEXIBLE FERTIGUNGSTE   PF-CHUBB DE-FFT FLEXIBLE FERTI
    57       57    N-M Pty X/L Fac  056004021BXF    2/1/02    4/1/03   CABLE & WIRELESS            PF-GUY CARP UK-CABLE & WIRELES
    57       57    N-M Pty X/L Fac  056012021BXF    1/1/02    1/1/03   CAMPINA AG                  PF-CHUBB DE-CAMPINA
    57       57    N-M Pty X/L Fac  056014021BXF    1/1/02    1/1/03   KIEL&LUEBECK UNIKLINIKEN    PF-CHUBB DE-KIEL&LUEBECK UNIKL
    57       57    N-M Pty X/L Fac  056016021BXF    1/1/02    1/1/03   PORTUCEL                    PF-PWS UK-PORTUCEL/SOPORCEL
    57       57    N-M Pty X/L Fac  056018021BXF    1/1/02    1/1/03   BELGOMILK                   PF-KBC-BELGOMILK
    57       57    N-M Pty X/L Fac  056019021BXF    2/1/02    1/1/03   EUROTUNNEL                  PF-AON FR-EUROTUNNEL
    57       57    N-M Pty X/L Fac  056021021BXF    2/1/02    2/1/03   B INT'L TRADING/OASIS/EBC   PF-COYLE-B'INTERNAT./OASIS
    57       57    N-M Pty X/L Fac  056023021BXF    1/1/02    1/1/03   W(TM)LTJE CEWE COLOR        PF-CHUBB DE-CHUBB VRS/W(TM)LTJE
    57       57    N-M Pty X/L Fac  056025021BXF    1/1/02    1/1/03   BLOCK VRS HOLLAND RISKS     PF-GUY CARP NL-BLOCK HOLLAND
    57       57    N-M Pty X/L Fac  056028021BXF    1/1/02    1/1/03   JCB                         PF-HSBC-JCB/JC BAMFORD
    57       57    N-M Pty X/L Fac  056053021BXF    1/1/02    1/1/03   BEHANDLUNGSZENTRUM VOGTAR   PF-CHUBB DE-BEHANDLUNGSZENTRUM
    58       58    Marine Prop Fac  047073021BRK    3/1/02    2/28/03  PAN OCEAN SHIPPING          MF-PRENTIS-PAN OCEAN SHIPPING
    58       58    Marine Prop Fac  047073021BRK    3/1/02    2/28/03  PAN OCEAN SHIPPING          MF-PRENTIS-PAN OCEAN SHIPPING
    58       58    Marine Prop Fac  048799021BRK    4/20/02   4/19/03  GOULANDRIS FLEET            MF-PWS 99/  -GOULANDRIS FLEET
    68       68    GTR C1NY US Cat  001111021GTR    1/1/02   12/31/02  St Paul Re Mgt Corp         GTR Class 1 US Cat XOL
    69       69    GTR C1NY CrbCat  001112021GTR    1/1/02   12/31/02  St Paul Re Mgt Corp         GTR Class 1 Caribbean Cat XOL

                                     B-2-10

ST. PAUL REINSURANCE COMPANY LIMITED : TRADITIONAL QUOTA SHARE TREATY

SCHEDULE B-2 - EXCLUDED CONTRACTS

Reserving  GENIUS                   Policy
  Class    Class                    Reference     Inception  Expiry    Cedant                      Title
    70       70    GTR C2NY EurCat  001113021GTR    1/1/02   12/31/02  St Paul Re Mgt Corp         GTR Class 2 European Prop Cat
    71       71    GTR C3NY Oth Pt  001114021GTR    1/1/02   12/31/02  St Paul Re Mgt Corp         GTR Class 3 Other Prop XOL
    72       72    GTR C4(NY) Ret   001115021GTR    1/1/02   12/31/02  St Paul Re Mgt Corp         GTR Class 4 Retro
    73       73    GTR C5NY Mar     001116021GTR    1/1/02   12/31/02  St Paul Re Mgt Corp         GTR Class 5 Marine/Aviation

                                     B-2-11

                                    EXHIBIT C

                                  LOSS RESERVES

Loss Reserves shall consist of loss and loss adjustment expense reserves, including incurred but not reported loss and loss adjustment expense reserves as of the Effective Time with respect to premium earned on the Reinsurance Contracts net of retrocessional recoverables under the Inuring Retrocessions. Loss Reserves shall not include any loss and loss adjustment expense reserves or ceding commission reserves relating to Excluded Losses. Aggregate Loss Reserves as of June 30, 2002 are set forth on Exhibit A-3.

             METHODOLOGY FOR CALCULATION OF FINAL SECTION A PREMIUM

     It is understood that the Loss Reserve analysis will be performed by Retrocessionaire's employees under the direction of Retrocedant and reviewed by Retrocedant's employees.

     Excluding catastrophes, the IBNR component of Loss Reserves will be booked, by Class of Business, to the planned IBNR. Planned IBNR is determined using the Bornhuetter-Ferguson methodology, using the planned loss ratio (adjusted for the difference between actual and planned commission and brokerage) as the initial expected loss ratio and the development pattern used for the class in the September 30, 2002 analysis. In the case of a Class of Business where the expected reported losses are less than 75% of the expected ultimate losses, as per the loss development patterns in use as of September 30, 2002, the IBNR will not be less than that amount needed to produce an ultimate loss ratio equal to the ultimate plan loss ratio (adjusted for the difference between actual and planned commission and brokerage).

     In addition to the above, known large events and catastrophe variances from plan as of the Effective Date will be added to the ultimate losses. Subsequent adjustments to the reserves for known large events and catastrophe variances from plan in the 90 days following the Effective Date could be upward or downward.

          CALCULATION METHODOLOGY FOR EARNED BUT NOT YET BILLED PREMIUM

     Earned But Not Yet Billed Premium shall equal estimated premiums receivable with respect to the Reinsurance Contracts net of estimated ceding commissions and Inuring Retrocession premiums. Earned But Not Yet Billed Premium as of June
30, 2002 is equal to $[       ].

                                    EXHIBIT D

                              INURING RETROCESSIONS

FER 17/10/02

Platinum Re _Inuring Reinsurance 17_10_02.xls

 PLATINUM RE UK / US / BERMUDA - SCHEDULE OF INURING REINSURANCE : PROPORTIONAL

           AS AT 17/10/02

Reference                           Inception  Expiration
   No.     Name of Contract           Date        Date                 Cover                       Limit
-------------------------------------------------------------------------------------------------------------------
    1)     Worldwide Property        1/1/02     12/31/02   International Property Risk   USD 40,000,000 Aggregate
           Excluding Japan                                 Excess of Loss & Catastrophe  Cession Limit
                                                           Excess of Loss Business
                                                           (protects Europe)

    2)     UK/Eire Cat. XL Q.S. /    1/1/02     12/31/02   U.K. / Eire Cat. Excess       GBP 100,000,000 Aggregate
           1st & / 2nd Surplus                             of Loss Treaty Business       Cession Limit
                                                           (protects Europe)

    3)     UK/Europe Cat. XL Quota   1/1/02     12/31/02   International Property        GBP 75,000,000 Aggregate
           Share Treaty                                    Catastrophe Excess of Loss    Cession Limit
                                                           Business (protects Europe)

    4)     Japan Cat. XL Surplus     1/1/02     12/31/02   Japan / Japanese Islands      USD 30,000,000 Aggregate
           Treaty                                          Property Cat. Excess of Loss  Cession Limit : quake USD
                                                           Business (protects New York   20,000,000 Aggregate
                                                           & Europe)                     Cession Limit : windstorm

Reference
   No.     Name of Contract            Projected Prem.       Participants    % Placed
-------------------------------------------------------------------------------------
    1)     Worldwide Property       USD 9m - USD 12m [100%  Nisshin - 50%       55%
           Excluding Japan          treaty estimate]        Nichido -  5%

    2)     UK/Eire Cat. XL Q.S. /   GBP 5m [100% treaty     Nisshin - 14%       29%
           1st & / 2nd Surplus      estimate]               PX Re  -  10%
                                                            TOA Re  -  5%

    3)     UK/Europe Cat. XL Quota  GBP 3m - GBP 3.5m       Montpelier Re -    100%
           Share Treaty                                     100%

    4)     Japan Cat. XL Surplus    USD 1.2m                PX Re - 100%       100%
           Treaty

    5)     Casualty Clash Quota      1/1/96     12/31/02   Casualty Clash, Casualty      20% Quota Share of
           Share                                           Contingency, Casualty Cat.    USD 7,500,000 any
                                                           and Workers Comp. Cat. (NY)   one occurrence etc.

    6)     Nisshin NM Open Cover     7/1/01     6/30/02    Business in the Pacific Rim   SGD 2,000,000
                                                           Region from our NY,
                                                           Singapore & HK offices

    7)     North America Property    4/1/02     12/1/02    North America Property        50% Quota Share
           Cat. Quota Share                                Catastrophe business written
                                                           by NY & Chicago

    5)     Casualty Clash Quota     $  4,200,000            Auto-Owners          100%
           Share                                            Ins. Co.

    6)     Nisshin NM Open Cover    $    500,000            Nisshin F & M        100%

    7)     North America Property   estimated               Montpelier Re        100%
           Cat. Quota Share         $ 12,500,000

FER 17/10/02

Platinum Re _Inuring Reinsurance 17_10_02.xls

        PLATINUM RE UK / US / BERMUDA - SCHEDULE OF INURING REINSURANCE :
                                NON-PROPORTIONAL

           AS AT 17/10/02

Reference                     Inception  Expiration
   No.     Name of Contract     Date        Date           Cover                  Limit                Retention      Reinstatement
------------------------------------------------------------------------------------------------------------------------------------
   1a)     Marine XL (a)        5/1/01      4/30/02  Protects Europe            $ 1,500,000           $  1,000,000       1 @ 100%
                                                     XL account                 L   750,000           L    500,000

   1b)     Marine XL (b)        1/1/02     12/31/02  Protects Europe            $ 5,000,000           $  5,000,000       2 @ 100%
                                                     XL account                 L 2,500,000           L  2,500,000

   1c)     Marine XL (c)        1/1/02     12/31/02  Protects Europe            $ 5,000,000           $ 10,000,000       2 @ 100%
                                                     XL account                 L 2,500,000           L  5,000,000

   2a)     International       7/11/01      7/10/02  Protects Europe            $ 7,500,000           $  7,500,000       1 @ 100%
           Property Cat. XL                          Risk/Prorata/Cat.          L 5,000,000           L  5,000,000
                                                     XL business

Reference                       Projected
   No.     Name of Contract      Premium      ROL   % Placed           Participants
----------------------------------------------------------------------------------------------------
   1a)     Marine XL (a)       $   360,000   26.67%     100%  PX Re - 44.20%
                               L    20,000                    Lloyd's Synd. 2121 (HYL) - 10%
                                                              Cornhill Ins. - 33.33%
                                                              XL Re - 12.47%

   1b)     Marine XL (b)       $ 1,125,000   25.00%     100%  Lloyd's Synd. 1861 (BRM) - 20%
                               L    62,500                    QBE Intnl. London - 30%
                                                              Cornhill - 25%
                                                              Odyssey London Branch - 25%

   1c)     Marine XL (c)       $   675,000   15.00%     100%  QBE Intnl. London - 50%
                               L    37,500                    Cornhill - 25%
                                                              Odyssey London Branch - 25%

   2a)     International       $   843,750   22.50%     100%  PX Re - 40%
           Property Cat. XL    L   562,500                    GE Frankona Re (Germany) - 20%
                                                              Gerling Global (UK) - 1.91%
                                                              Safety National Casualty Corp. - 7.61%
                                                              Lloyd's Synd. 566 (STN) - 15.24%
                                                              Lloyd's Synd. 780 (BFC) - 3.81%
                                                              Lloyd's Synd. 2121 (HYL) - 3.81%
                                                              Lloyd's Synd. 2027 (COX) - 3.81%
                                                              Lloyd's Synd. 2010 (MMX) - 3.81%

   2b)     International       7/11/01      7/10/02  Protects Europe            $ 7,500,000           $ 15,000,000       1 @ 100%
           Property Cat. XL                          Risk/Prorata/Cat.          L 5,000,000           L 10,000,000
                                                     XL business

   2c)     International       7/11/01      7/10/02  Protects Europe            $ 7,500,000           $ 22,500,000       1 @ 100%
           Property Cat. XL                          Risk/Prorata/Cat.          L 5,000,000           L 15,000,000
                                                     XL business

   3a)     Joint Risk XOL      2/13/02      2/12/03  1st layer XS 5M            $ 2,500,000           $  2,500,000       1 @ 100%
           Cover - First                             aggregate
           Layer

   2b)     International        $ 1,162,500   31.00%     100%  PX Re - 15.66%
           Property Cat. XL     L   775,000                    [18.91% w.e.f. 1/11/02]
                                                               GE Frankona Re (Germany) - 25%
                                                               XL Re (UK) - 15%
                                                               Gerling Global (UK) - 1.54%
                                                               Taisei F&M - 3.25% (replaced
                                                               @1/11/02)
                                                               Protective Ins. Co. - 3.25%
                                                               Safety National Corp. - 6.5%
                                                               Lloyd's Synd. 626 (IRK) - 19.23%
                                                               Lloyd's Synd. 566 (STN) - 7.69%
                                                               Lloyd's Synd. 958 (GSC) - 1.92%
                                                               Lloyd's Synd. 529 (SHE) - 0.96%

   2c)     International        $   900,000   24.00%     100%  PX Re - 12% [14.93% w.e.f. 1/11/02]
           Property Cat. XL     L   600,000                    GE Frankona Re (Germany) - 20%
                                                               XL Re (UK) - 15%
                                                               Gerling Global (UK) - 1.17%
                                                               Taisei F&M - 2.93% (replaced @
                                                               1/11/02)
                                                               Royal Bank of Canada Ins. Co. - 5.87%
                                                               Protective Ins. Co. - 2.93%
                                                               Safety National Corp. - 5.86%
                                                               Lloyd's Synd. 626 (IRK) - 17.5%
                                                               Lloyd's Synd. 566 (STN) - 6.75%
                                                               Lloyd's Synd. 2027 (COX) - 4.42%
                                                               Lloyd's Synd. 958 (GSC) - 1.76%
                                                               Lloyd's Synd. 529 (SHE) - 0.88%
                                                               Lloyd's Synd. 727 (SAM) - 2.93%

   3a)     Joint Risk XOL       $   875,000   35.00%     100%  Lloyd's Synd. 566 (STN) - 25%
           Cover - First                                       Lloyd's Synd. 780 (BFC) - 15%
           Layer                                               Gerling Global (UK) - 2.373%
                                                               XL Re - 8.898%
                                                               Transatlantic Re - 15%
                                                               Lloyd's Synd. 626 (IRK) - 5.933%
                                                               Lloyd's Synd. 2010 (MMX) - 4.449%
                                                               Lloyd's Synd. 282 (LSM) - 4.449%
                                                               GE Frankona - 8.898%
                                                               PX Re - 10%

   3b)     Joint Risk XOL      2/13/02      2/12/03  Property Risk &           $  5,000,000           $  5,000,000       1 @ 100%
           Cover - Second                            Prorata business
           Layer                                     (all offices)

   4a)     International        3/9/02       2/8/03  International             $ 20,000,000           $ 50,000,000       1 @ 100%
           Cat. XOL - First                          Risk/Prorata/Cat.
           Layer                                     XL (all offices)

   4b)     International        3/9/02       2/8/03  International             $ 30,000,000           $ 70,000,000       1 @ 100%
           Cat. XOL - Second                         Risk/Prorata/Cat.
           Layer                                     XL (all offices)

    5)     Satellite XL        6/12/02      6/11/03  Protects all              $ 10,000,000           $     10,000          0
           [Geosynchronous /                         offices. 3
           Geostationary                             satellite warranty.
           In-Orbit                                  Covers naturally
           Reinsurance]                              occurring
                                                     phenomena in
                                                     space.

   3b)     Joint Risk XOL      $ 2,000,000   40.00%     100%  Lloyd's Synd. 566 (STN) - 10%
           Cover - Second                                     Lloyd's Synd. 780 (BFC) - 15%
           Layer                                              Gerling Global (UK) - 4%
                                                              XL Re - 15%
                                                              Transatlantic Re - 20%
                                                              Lloyd's Synd. 2010 (MMX) - 3.50%
                                                              Lloyd's Synd. 282 (LSM) - 7.50%
                                                              GE Frankona - 15%
                                                              PX Re - 10%

   4a)     International       $ 4,800,000   24.00%     100%  Lloyd's Synd. 566 (STN) - 12.5%
           Cat. XOL - First                                   Lloyd's Synd. 780 (BFC) - 10%
           Layer                                              Lloyd's Synd. 282 (LSM) - 8%
                                                              PX Re - 8%
                                                              Renaissance Re - 25%
                                                              Di Vinci Re - 12.5%
                                                              Transatlantic Re - 10%
                                                              GE Frankona Re - 10%
                                                              Royal Bank of Canada - 4%

   4b)     International       $ 4,500,000   15.00%     100%  Lloyd's Synd. 566 (STN) - 5%
           Cat. XOL - Second                                  Lloyd's Synd. 780 (BFC) - 12.5%
           Layer                                              Lloyd's Synd. 626 (IRK) - 4.004%
                                                              Lloyd's Synd. 2010 (MMX) - 1.202%
                                                              Lloyd's Synd. 282 (LSM) - 10.01%
                                                              Lloyd's Synd. 1096 (RAS) - 1.602%
                                                              Gerling Global (UK) - 0.801%
                                                              PX Re - 8.007%
                                                              Folksamerica - 16.014%
                                                              Renaissance Re - 8.007%
                                                              Di Vinci Re - 4.004%
                                                              Transatlantic Re - 7.5%
                                                              Auto-Owners - 16.015%
                                                              Royal Bank of Canada - 2.667%
                                                              Protective - 2.667%

    5)     Satellite XL        $   575,000    5.75%     100%  Renaissance Re - 100%
           [Geosynchronous /
           Geostationary
           In-Orbit
           Reinsurance]

    6)     Latin America &      7/1/00       6/3/06  All loss                  $ 25,000,000           $ 15,000,000
           Caribbean ILW XOL                         recoveries on           Term Aggregate
                                                     Latin America          Limit - USD 75M
                                                     and Caribbean
                                                     business subject
                                                     to USD 1 Billion
                                                     ILW

    7)     Caribbean ILW XOL   11/1/01     10/31/02  Caribbean                 $ 15,000,000           $    100,000         Nil
                                                     Property
                                                     business subject
                                                     to an Industry
                                                     Loss of USD1.5
                                                     Billion

    8)     N.A. $10 Billion     7/1/01      6/30/02  North American            $  2,500,000           $     10,000       1 @ 100%
           ILW                                       Property
                                                     business subject
                                                     to Industry Loss
                                                     of USD 10B

    9)     N.A. $10 Billion     8/1/01      7/31/02  North American            $  2,500,000           $  1,000,000       1 @ 100%
           ILW                                       Property
                                                     business subject
                                                     to Industry Loss
                                                     of USD 10B

   10)     N.A. Property /      1/1/02     12/31/02  North American            $ 10,000,000           $    100,000       1 @ 100%
           WCA Cat $ 30B ILW                         Property and
                                                     Workers
                                                     Compensation
                                                     business subject
                                                     to ILW of USD 30
                                                     Billion

   11)     N.A. Property Cat    1/5/02       1/5/03  North American            $  5,000,000           $     50,000       1 @ 100%
           $15B ILW                                  Property
                                                     business subject
                                                     to ILW of USD 15
                                                     Billion

  12a)     Marine XOL - 1st     1/1/02     12/31/02  Marine business           $  5,000,000           $  5,000,000       1 @ 100%
           layer [NY]                                for New York
                                                     Office

    6)     Latin America &       margin -  $   400,000     N/A     56.50%  Fuji F & M - 5%
           Caribbean ILW XOL                                               Nisshin F & M - 13.5%
                                                                           Sumitomo - 10%
                                                                           Taisei F & M - 8%
                                                                           Toa Re - 20%

    7)     Caribbean ILW XOL               $ 3,450,000    23.00%     100%  Continental Casualty - 100%

    8)     N.A. $10 Billion                $   500,000    20.00%     100%  Transatlantic Re - 100%
           ILW

    9)     N.A. $10 Billion                $   475,000    19.00%     100%  IPC Re Limited - 100%
           ILW

   10)     N.A. Property /                 $   420,000     4.20%     100%  Tokio Millenium Re - 100%
           WCA Cat $ 30B ILW

   11)     N.A. Property Cat               $   950,000    19.00%     100%  Odyssey Re - 100%
           $15B ILW

  12a)     Marine XOL - 1st                $ 1,125,052    22.50%     100%  Lloyd's Synd. 457 (WTK) - 7.5%
           layer [NY]                                                      Cornhill - 21.5%
                                                                           Folksamerica Re - 30%
                                                                           Lloyd's Synd. 2 (WHS) - 20%
                                                                           Nisshin F & M - 1%
                                                                           XL Mid Ocean Re - 20%

   12b)    Marine XOL - 2nd     1/1/02     12/31/02  Marine business        $   5,000,000             $ 10,000,000      1 @ 100%
           layer [NY]                                for New York
                                                     Office

   13)     Single Period        1/1/02     12/31/02  Covers                 $ 200,000,000   79.4% Traditional bus.
           Accident Year                             aggregate net                          93.5% Non-traditional
           Aggregate XOL                             losses incurred                        business
           (Holborn)                                 on an ultimate
                                                     accident year
                                                     basis IRO all
                                                     business written
                                                     by All offices
                                                     including
                                                     Discovery Re.

   14)     Workers'             1/1/02     12/31/02  Covers Workers'        $  50,000,000             $ 75,000,000
           Compensation Cat.    1/1/03     12/31/05  Compensation           $  50,000,000             $ 75,000,000   Annual Agg.
           XOL (Holborn)                             treaty business                                                 Of 50M

   15)     Puerto Rico ILW     7/26/02      7/25/03  Property               $  10,000,000             $     10,000           Nil
           XOL                                       business subject
                                                     to an Industry
                                                     Loss of USD1.5
                                                     Billion

  12b)     Marine XOL - 2nd   $    624,982   12.50%     100%  Lloyd's Synd. 457 (WTK)  - 7.5%
           layer [NY]                                         Cornhill - 21.5%
                                                              Folksamerica Re - 30%
                                                              Lloyd's Synd. 2 (WHS) - 20%
                                                              Nisshin F & M - 1%
                                                              XL Mid Ocean Re - 20%

   13)     Single Period      $  4,750,000              100%  Underwriters Reinsurance - 53.75%
           Accident Year                                      London Life & General - 25%
           Aggregate XOL                                      PMA Reins. - 10%
           (Holborn)                                          Hannover Re - 9%
                                                              E & S Reins. - 2.25%

   14)     Workers'           $ 10,000,000              100%  Swiss Re - 81.25%
           Compensation Cat.                                  Hannover - 15%
           XOL (Holborn)                                      E & S Reins. - 3.75%

   15)     Puerto Rico ILW    $  1,250,000   12.50%     100%  ACE Tempest Re - 50%
           XOL                                                Renaissance Re - 50%

                                    EXHIBIT E

                            ALLOCATION OF RECOVERIES

1. Recoveries allocable to this contract available under an Inuring Retrocession shall be allocated between the parties in proportion to the losses otherwise recoverable.

2. Any and all loss recoveries and premium adjustments allocable to this contract resulting from triggering the 2002 Holborn cover will be allocated between The St. Paul Companies and Retrocessionaire and its affiliates ("Platinum Re") based on variance from plan and in accordance with the existing methodology shown below.

     Variance from plan at an underwriting year level will be the basis for the allocation. The 2000, 2001 and 2002 underwriting year plan loss ratios associated with the 2002 calendar year plan loss ratio will be compared to indicated ultimate loss ratios for the same underwriting years. These indicated ultimate loss ratios are the same ones used to determine if the Holborn cover has been triggered. The 2002 underwriting year must be segmented into three pieces. Namely, that business written on Fire and Marine paper and subject to transfer, that written on Fire and Marine paper and not subject to transfer and that written on Platinum Re paper. The distinction is warranted as the cession to Platinum Re will be net of the Holborn cover. The variance in loss ratio by underwriting year will be multiplied by the respective underwriting year's EP component in the 2002 calendar year. This is the same EP by underwriting year that was used to calculate the total 2002 Holborn Year's EP. This dollar variance will be the basis for determining the distribution to be applied to the total loss recovery and AP. It is in this manner that the total loss recovery and AP attributable to the 2002 Holborn Year will be allocated to underwriting year. To the extent that the recoveries and AP's have been allocated to the 2000 and 2001 underwriting years they will be afforded to The St. Paul Companies. Similarly, the allocation to that part of the 2002 underwriting year pertaining to non-transferred business will also be realised by The St. Paul Companies. The allocation pertaining to business written on The St. Paul paper and transferred will be used in determining the net transferred business that will be ceded to Platinum Re. The remaining allocation associated with 2002 underwriting year business written on Platinum Re paper will inure to the benefit of Platinum Re directly. The margin for the 2002 Holborn cover will be distributed based on earned premium and allocated between The St. Paul Companies and Platinum Re by underwriting year.

                                    EXHIBIT F

                      ALLOCATION OF RETROCESSIONAL PREMIUMS

1. Ceded premium allocable to this contract will be allocated between the parties and to the underwriting year in proportion to the earned subject premium. Ceding commission will be allocated in the same manner.

2. Reinstatement premium allocable to this contract due in respect of non-proportional Inuring Retrocessions will be allocated between the parties in proportion to the related allocated recoverable losses.

3. Any and all loss recoveries and premium adjustments allocable to this contract resulting from triggering the 2002 Holborn cover will be allocated between The St. Paul Companies and Platinum Re based on variance from plan and in accordance with the existing methodology shown below.

     Variance from plan at an underwriting year level will be the basis for the allocation. The 2000, 2001 and 2002 underwriting year plan loss ratios associated with the 2002 calendar year plan loss ratio will be compared to indicated ultimate loss ratios for the same underwriting years. These indicated ultimate loss ratios are the same ones used to determine if the Holborn cover has been triggered. The 2002 underwriting year must be segmented into three pieces. Namely, that business written on Fire and Marine paper and subject to transfer, that written on Fire and Marine paper and not subject to transfer and that written on Platinum Re paper. The distinction is warranted as the cession to Platinum Re will be net of the Holborn cover. The variance in loss ratio by underwriting year will be multiplied by the respective underwriting year's EP component in the 2002 calendar year. This is the same EP by underwriting year that was used to calculate the total 2002 Holborn Year's EP. This dollar variance will be the basis for determining the distribution to be applied to the total loss recovery and AP. It is in this manner that the total loss recovery and AP attributable to the 2002 Holborn Year will be allocated to underwriting year. To the extent that the recoveries and AP's have been allocated to the 2000 and 2001 underwriting years they will be afforded to The St. Paul Companies. Similarly, the allocation to that part of the 2002 underwriting year pertaining to non-transferred business will also be realised by The St. Paul Companies. The allocation pertaining to business written on The St. Paul paper and transferred will be used in determining the net transferred business that will be ceded to Platinum Re. The remaining allocation associated with 2002 underwriting year business written on Platinum Re paper will inure to the benefit of Platinum Re directly. The margin for the 2002 Holborn cover will be distributed based on earned premium and allocated between The St. Paul Companies and Platinum Re by underwriting year.

4. The $10 million of premium payable for 2002 under the Workers Compensation Catastrophe Excess of Loss $50 million excess of $75 million Retrocession Contract will be split $1 million for Platinum Re and $9 million for The St. Paul Companies. Such contract has a feature that states that for certain unfavorable experience on the Whole Account Stop Loss Cover the premium on this cover could reduce by as much as $9 million. In this event the reduction in ceded premium would benefit The St. Paul Companies exclusively. The Platinum Re share would remain at $1 million.

     The contract has a feature that allows the Retrocessionaire to renew the cover if it is in a loss position. In this event the subsequent years' premium will be split in proportion to the losses incurred to the cover.

                                    EXHIBIT G

                              ALLOCATION OF LIMITS

     Available limits under an Inuring Retrocession shall be allocated between the parties in proportion to the losses otherwise recoverable.

                                    EXHIBIT H

                          FORM OF RETROCEDANT'S REPORT

Retrocedant will provide the following information separately for each coverage period on a monthly basis:

a) Transaction listing at assumed policy level showing all revenue items including booked premiums, booked acquisition costs and paid losses entered in Retrocedant's books during the relevant accounting period.

b) Claims listing at assumed policy level showing loss description, date of loss, paid amount and outstanding case reserve.

c) Listing of Inuring Retrocession amounts allocated to Retrocessionaire during the relevant accounting period including details of non-proportional Inuring Retrocession premiums and recoverables.

Note 1 relating to a) and b): Revenue and reserve amounts will be shown in the accounting currency used by Retrocedant for the purposes of its own books.

Note 2 relating to a) and b): Transaction and claims listings will include gross amounts and proportional Inuring Retrocession amounts.

Note 3 relating to c): Retrocession amounts will be paid to Retrocessionaire only following receipt by Retrocedant. These amounts together with any unpaid amounts that are due to Retrocessionaire but not yet received by Retrocedant will be included in the listing of Inuring Retrocession amounts.

                                    EXHIBIT I

                      ALLOCATION OF ADMINISTRATIVE EXPENSES

Retrocessionaire shall pay to Retrocedant the "actual cost" to Retrocedant (which shall consist of Retrocedant's direct and reasonable indirect costs), as certified in good faith by Retrocedant. For greater certainty, the parties agree that "actual cost" will include any incremental and out-of-pocket costs incurred by Retrocedant in connection with the administrative services provided hereunder, including the conversion, acquisition and disposition cost of software and equipment acquired for the purposes of providing the services and the cost of establishing requisite systems and data feeds and hiring necessary personnel.

No later than 30 days following the last day of each calendar quarter, Retrocedant shall provide Retrocessionaire with a report setting forth an itemised list of the services provided to Retrocessionaire during such last calendar quarter, in a form agreed to by the parties. Retrocessionaire shall promptly (and in no event later than 30 days after receipt of such report, unless Retrocessionaire is contesting the amount set forth in the report in good faith) pay to Retrocedant by wire transfer of immediately available funds all amounts payable as set forth in such report. Each party will pay all taxes for which it is the primary obligor as a result of the provision of any service under this Agreement; provided, that Retrocessionaire shall be solely responsible for, and shall reimburse Retrocedant in respect of, any sales, gross receipts, value added or transfer tax payable with respect to the provision of any service under this Agreement, and any such reimbursement obligation shall be in addition to Retrocessionaire's obligation to pay for such service.

CONTRACTS EFFECTIVE FROM IPO CLOSE TO 12/31/02
ALL RESERVING CLASSES
Month 1

                               ASSUMED RESULTS   CEDED CONTRACT   NET ACCOUNT
                               ---------------   --------------   -----------
US$ Equivalents
Premiums written
Change in UPR
Premiums earned

Losses paid
Change in loss reserves
Incurred losses

Original commissions
Brokerage
Other
Total charges

Underwriting result

SP Commissions

UPR's
Case Reserves
Funds Withheld

CONTRACTS EFFECTIVE FROM IPO CLOSE TO 12/31/02
ASSUMED RESULTS BY REVENUE
CLASS
Month 1

                                RESERVING    RESERVING    RESERVING
                                 CLASS 1      CLASS 2      CLASS 3    TOTAL
                               -----------   ---------    ---------   -----
US$ Equivalents
Premiums written
Change in UPR
Premiums earned

Losses paid
Change in loss reserves
Incurred losses

Original commissions
Brokerage
Other
Total charges

Underwriting result

SP Commissions

UPR's
Case Reserves

Contracts Effective from IPO close to 12/31/02
ASSUMED RESULTS BY CONTRACT

                                   CONTRACT/   CAT     SOA     PREMIUMS   CHG IN   PREMIUMS   LOSSES   CHGE IN   INCURRED
  CONTRACT/CLAIM NO       CEDANT   CLAIM DES   ID    PD/ DOL    WRITTEN     UPR     EARNED     PAID      CASE     LOSSES
-----------------------   ------   ---------   ---   -------   --------   ------   --------   ------   -------   --------
US$ Equivalents
Reserving Class 1
   Contract 1
       Claim No 1
   Contract 2
   Contract 3
       Claim No 2
   Contract 4
   Contract 5
   Contract 6
Total Reserving Class 1

Reserving Class 2
   Contract 7
   Contract 8
   Contract 9
   Contract 10
   Contract 11
   Contract 12
Total Reserving Class 2

Reserving Class 3
   Contract 13
   Contract 14
   Contract 15
   Contract 16
   Contract 17
   Contract 18
   Contract 19
   Contract 20
Total Reserving Class 3

Total

                                                            TOTAL    U/W                  FUNDS
  CONTRACT/CLAIM NO       COMMISSIONS   BROKERAGE   OTHER    CHGS   RESULT   UPR   CASE    W/H
-----------------------   -----------   ---------   -----   -----   ------   ---   ----   -----
US$ Equivalents
Reserving Class 1
   Contract 1
       Claim No 1
   Contract 2
   Contract 3
       Claim No 2
   Contract 4
   Contract 5
   Contract 6
Total Reserving Class 1

Reserving Class 2
   Contract 7
   Contract 8
   Contract 9
   Contract 10
   Contract 11
   Contract 12
Total Reserving Class 2

Reserving Class 3
   Contract 13
   Contract 14
   Contract 15
   Contract 16
   Contract 17
   Contract 18
   Contract 19
   Contract 20
Total Reserving Class 3

Total

CONTRACTS EFFECTIVE 1/1/02 TO IPO CLOSE
ALL RESERVING CLASSES
Month 1

                                 ASSUMED RESULTS   CEDED CONTRACT   NET ACCOUNT
                                 ---------------   --------------   -----------
US$ Equivalents
Premiums written
Change in UPR
Premiums earned

Losses paid
Change in loss reserves
Incurred losses

Original commissions
Brokerage
Other
Total charges

Underwriting result

SP Commissions

UPR's
Case Reserves
Funds Withheld

CONTRACTS EFFECTIVE 1/1/02 TO IPO CLOSE
ASSUMED RESULTS BY REVENUE CLASS
Month 1

                                     RESERVING          RESERVING           RESERVING
                                      CLASS 1            CLASS 2             CLASS 3         TOTAL
                                 -----------------   -----------------   -----------------   -----
US$ Equivalents
Premiums written
Change in UPR
Premiums earned

Losses paid
Change in loss reserves
Incurred losses

Original commissions
Brokerage
Other
Total charges

Underwriting result

SP Commissions

UPR's
Case Reserves

Contracts Effective 1/1/02 to IPO close
ASSUMED RESULTS BY CONTRACT

                                   CONTRACT/   CAT     SOA     PREMIUMS   CHG IN   PREMIUMS   LOSSES   CHGE IN   INCURRED
  CONTRACT/CLAIM NO       CEDANT   CLAIM DES    ID   PD/ DOL    WRITTEN     UPR     EARNED     PAID      CASE     LOSSES
-----------------------   ------   ---------   ---   -------   --------   ------   --------   ------   -------   --------
US$ Equivalents
Reserving Class 1
   Contract 1
       Claim No 1
   Contract 2
   Contract 3
       Claim No 2
   Contract 4
   Contract 5
   Contract 6
Total Reserving Class 1

Reserving Class 2
   Contract 7
   Contract 8
   Contract 9
   Contract 10
   Contract 11
   Contract 12
Total Reserving Class 2

Reserving Class 3
   Contract 13
   Contract 14
   Contract 15
   Contract 16
   Contract 17
   Contract 18
   Contract 19
   Contract 20
Total Reserving Class 3

Total

                                                            TOTAL    U/W                  FUNDS
  CONTRACT/CLAIM NO       COMMISSIONS   BROKERAGE   OTHER    CHGS   RESULT   UPR   CASE    W/H
-----------------------   -----------   ---------   -----   -----   ------   ---   ----   -----
US$ Equivalents
Reserving Class 1
   Contract 1
       Claim No 1
   Contract 2
   Contract 3
       Claim No 2
   Contract 4
   Contract 5
   Contract 6
Total Reserving Class 1

Reserving Class 2
   Contract 7
   Contract 8
   Contract 9
   Contract 10
   Contract 11
   Contract 12
Total Reserving Class 2

Reserving Class 3
   Contract 13
   Contract 14
   Contract 15
   Contract 16
   Contract 17
   Contract 18
   Contract 19
   Contract 20
Total Reserving Class 3

Total

      OPEN CLAIM REPORT BY BROKER, OFFICE, DEPARTMENT, UW YEAR, PRIMARY UW

COMPANY: StPaulRe
BROKER: Aon Re. Le Blanc                                 Page:           2 of 30
OFFICE: Los Angeles                                      Process Date:   6-May

DEPT: International Treaty Marine

                                     UW     CONTRACT       PRIMARY        CEDANT        INSURED     CLAIM     OSR     ACR/DCR
           BROKER                   YEAR     NUMBER      UNDERWRITER       NAME          NAME       STATUS   AMOUNT   AMOUNT
---------------------------------   ----   -----------   -----------   ------------   -----------   ------   ------   -------
Aon Re. Le Blanc                    2000   00000123400      LRYAN      Kemper Group   Abacus Corp    Open    1,500      123
Aon Re. Le Blanc                    2000   00000298100      LRYAN       Commercial    Aztec          Open      100       50
                                                                          America     Properties

Total UW Year: 2000                                                                                           1600      173
Total Dept: International                                                                                     1600      173
Treaty Marine
Total Office: Los Angeles                                                                                     1600      173
Total Broker Aon Re. Le Blanc                                                                                 1600      173

Broker: Global Risk LLC
Office: New York
Dept: International Treaty Marine
Global Risk LLC                     2000   00000123400      KMARI      Kemper Group   Abacus Corp.   Open      120       30
Global Risk LLC                     2000   00000298100      KMARI       Commercial    Aztec          Open       50       10
                                                                          America     Properties

Total UW Year: 2000                                                                                            170       40
Total Dept: International                                                                                      170       40
Treaty Marine
Total Office: New York                                                                                         170       40
Total Broker Global Risk LLC                                                                                   170       40

                                     PAID    INCURRED
           BROKER                   AMOUNT    AMOUNT
---------------------------------   ------   --------
Aon Re. Le Blanc                      500     2,123
Aon Re. Le Blanc                       75       225

Total UW Year: 2000                   575     2,348
Total Dept: International             575     2,348
Treaty Marine
Total Office: Los Angeles             575     2,348
Total Broker Aon Re. Le Blanc         575     2,348

Broker: Global Risk LLC
Office: New York
Dept: International Treaty Marine
Global Risk LLC                        25       175
Global Risk LLC                        20        80

Total UW Year: 2000                    45       255
Total Dept: International              45       255
Treaty Marine
Total Office: New York                 45       255
Total Broker Global Risk LLC           45       255

RPT 2: REPORT BY OFFICE DEPARTMENT, CONTRACT #, UNDERWRITING YEAR

          OPEN CLAIM REPORT BY OFFICE, DEPARTMENT, UW YEAR, PRIMARY UW

COMPANY: StPaulRe
OFFICE: Los Angeles
DEPT: International Treaty Marine                     Page:              2 of 30
UW Year: 2000                                         Process Date:      6-May
CAT NAME: 0021 Flood Hail Tornados Wind               Process Date:      6-May

     UW              CONTRACT       PRIMARY          CEDANT            INSURED        CLAIM   OSR    ACR/DCR   PAID   INCURRED
    YEAR              NUMBER      UNDERWRITER         NAME               NAME        STATUS  AMOUNT   AMOUNT  AMOUNT   AMOUNT
----------------  --------------  -----------  ------------------  ----------------  ------  ------  -------  ------  --------
     2000           00000123400       LRYAN    Kemper Group        Abacus Corp         Open   1,500      123     500     2,123
     2000           00000298100       LRYAN    Commercial America  Aztec Properties    Open     100       50      75       225

Total Primary Underwriter: LRYAN                                                               1600      173     575     2,348

     2000           00000123400       KMARI    Kemper Group        Abacus Corp.        Open     120       30      25       175
     2000           00000298100       KMARI    Commercial America  Aztec Properties    Open      50       10      20        80

Total Primary Underwriter: KMARI                                                                170       40      45       255
Total UW Year: 2000                                                                            1770      213     620     2,603
Total Dept: International Treaty                                                               1770      213     620     2,603
Marine
Total Office: Los Angeles                                                                      1770      213     620     2,603

RPT 3: REPORT BY CLAIM, LOB, CURRENCY

                 OPEN CLAIM REPORT BY CLAIM NUMBER LOB CURRENCY

COMPANY: StPaulRe                                     Page:              2 of 30
OFFICE: Los Angeles                                   Process Date       6-May
DEPT: International Treaty Marine

  CONTRACT    UW     PRIMARY      CLAIM       SHORT      DATE OF    DATE                   CAUSE OF   CLAIM      CEDANT
   NUMBER    YEAR  UNDERWRITER    NUMBER       LOB        LOSS    REPORTED    INJURY         LOSS     STATUS      NAME
-----------  ----  -----------  ---------  ------------  -------  --------  ----------    ----------  ------  ------------
00000123400  1998  LRYAN        000927826  Cas-FDLTY     4/9/96   4/9/96    Paraplegic    Derailment  Open    Kemper Group
00000123400  1998  LRYAN        000927826  Cas-Environm  4/9/96   4/9/96    Paraplegic    Derailment  Open    Kemper Group
00000123400  1998  LRYAN        000927826  Cas-Umb/Cor   4/9/96   4/9/98    Birth Defect  Derailment  Open    Kemper Group
00000123400  2000  LRYAN        000927123  Cas-Umb/Cor   3/3/99   3/3/99    Birth Defect  High Winds  Open    Kemper Group
00000123400  2001  LRYAN        000929820  Cas-Umb/Cor   5/1/00   5/1/00    Serious Burn  Misc.       Open    Kemper Group

Total Dept: International Treaty Marine
Total Office: Los Angeles

 CONTRACT     UW   INSURED                              OSR        ACR/DCR      PAID   INCURRED
  NUMBER     YEAR    NAME                  CCY         AMOUNT       AMOUNT     AMOUNT   AMONT
-----------  ----  --------              -------     ---------    ----------  -------  --------
00000123400  1998  Abacus Corp             USD         1,500           123      500
00000123400  1998                          USD           100            10       30
00000123400  1998                          USD           200            15       10
00000123400  2000  Abacus Corp             CAD           500            80       45
00000123400  2001  Abacus Corp             FRF           800            25       30

Total Dept: International Treaty Marine                3,100           253      615
Total Office: Los Angeles                              3,100           253      615

   RPT 4: CATASTROPHE COMPARISON REPORT (STAND ALONE)

             CATASTROPHE REPORT - INCURRED COMPARISON BY ACCT PERIOD

COMPANY: StPaulRe
OFFICE: Los Angeles                                   PAGE:              2 of 30
                                                      PROCESS DATE:      6-May

  ISO        CAT          CATASTROPHE                DATE     PROP PREV       PROP CURR        PROP     NON PROP PREV  NON PROP CURR
 CAT CODE    YEAR            NAME                    FROM    INCURRED AMT  INCURRED AMOUNT  TOT CHANGE   INCURRED AMT  INCURRED AMT
-----------  ----  -----------------------------  ---------  ------------  ---------------  ----------  -------------  -------------
0013         2000  0013 Freeze Hail Wind          1/22/2000       200            300           100             20             90
0021         2000  0021 Flood Hail Tornados Wind   5/8/2000       100            130            30            140            160

TOTAL OFFICE: Los  Angeles                                        300            430                          160            250

  ISO         NON PROP
 CAT CODE    TOT CHANGE
-----------  -----------
0013                  70
0021                  20

TOTAL OFFICE: Los Angeles

RPT 5: CATASTROPHE DETAIL REPORT

                  CAT REPORT DETAIL BY CONTRACT NUM, CLAIM NUM

COMPANY: StPaulRe
OFFICE: Los Angeles
DEPT: International Treaty Marine
                                                      Page:              2 of 30
CAT NAME: 0021 Flood Hail Tornados Wind               Process Date:      6-May

  CONTRACT    UW     PRIMARY      CLAIM    DATE OF   DATE     CAUSE OF    CLAIM    CEDANT          INSURED      OSR     ACR/DCR
   NUMBER    YEAR  UNDERWRITER    NUMBER    LOSS    REPORTED    LOSS      STATUS    NAME             NAME     AMOUNT    AMOUNT
-----------  ----  -----------  ---------  -------  --------  ----------  ------  --------      ------------  -------  --------
00000123400  1998  LRYAN        000927826  4/9/86   4/9/86    Derailment   Open   Kemper Group  Abacus Corp.   29,500     123
00000123400  2000  LRYAN        000927123  3/3/89   3/3/89    High Winds   Open   Kemper Group  Abacus Corp.      500      80
00000123400  2001  LRYAN        000927826  5/1/00   5/1/00    Misc.        Open   Kemper Group  Abacus Corp.      800      25

Total Cat: 0021 Flood Hail Tornados Wind                                                                       30,800     228
Total Dept: International Treaty Marine                                                                        30,800     228
Total Office: Los Angeles                                                                                      30,800     228

  CONTRACT    UW                           PAID   INCURRED  CONTRACT               ATTACH
   NUMBER    YEAR                         AMOUNT   AMOUNT     LIMIT    RETENTION    POINT
-----------  ----                         ------  --------  --------  ----------  --------
00000123400  1998                           500    30,123      23         2
00000123400  2000                            45       625      23         3
00000123400  2001                            30       875      22         4

Total Cat: 0021 Flood Hail Tornados Wind    575    31,623
Total Dept: International Treaty Marine     575    31,623
Total Office: Los Angeles                   575    31,623


RPT 6: CATASTROPHE SUMMARY REPORT

                          CATASTROPHE REPORT - SUMMARY

COMPANY: StPaulRe                                     Page:             1 of 15
OFFICE: Los Angeles                                   Process Date:    12/8/2001

ISO          CAT             CATASTROPHE             DATE        DATE      OSR     ACR/DCR   PAID   INCURRED
CAT CODE     YEAR               NAME                 FROM         TO      AMOUNT   AMOUNT   AMOUNT   AMOUNT
-----------  ----  -----------------------------  ----------  ----------  -------  -------  ------  --------
0013         2000  0013 Freeze Hail Wind           1/22/2000   1/22/2000      200      300     100       600
0021         2000  0021 Flood Hail Tornados Wind   5/8/2000    5/8/2000       100      130      30       260


Total Office: Los Angeles                                                     300      430               860

[ST PAUL RE LOGO]

CONTRACT ACTIVITY EXECUTIVE SYSTEM GENERATED QUARTERLY

                                 SUMMARY BY DEPARTMENT, REPORTING CLASS, UW YEAR

USER NAME: FERNANDO MARAVI
RUN TIME: 18-MAY-2002 03:57 AM

                                                                              NON CAT RPT  TRACKED CAT  TOTAL RPT
RESERVING          UW              WRITTEN     UNEARNED  UNEARNED   EARNED       LOSS          RPT        LOSS                COMMI
CLASS              YEAR  OFFICE    PREMIUM      BEGIN       END     PREMIUM      CHNG       LOSS CHNG     CHNG    R.L. RATIO  BROK
-----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT GROUP:  NORTH AMERICAN  CASUALTY
FIRST DOLLAR WC    1984                    0          0         0          0      -13,163            0    -13,163       0%
                   Morristown
TOTAL FOR 1984                             0          0         0          0      -13,163            0    -13,163       0%
FIRST DOLLAR WC    1985                    0          0         0          0       -1,151            0     -1,151       0%
                   Morristown
TOTAL FOR 1985                             0          0         0          0       -1,151            0     -1,151       0%
FIRST DOLLAR WC    1986                    0          0         0          0      -15,029            0    -15,029       0%
                   Morristown
TOTAL FOR 1986                             0          0         0          0      -15,029            0    -15,029       0%
FIRST DOLLAR WC    1996 New York       2,559          0         0      2,559     -262,308            0   -262,308  -10252%
TOTAL FOR 1996                         2,559          0         0      2,559     -262,308            0   -262,308  -10252%
FIRST DOLLAR WC    1997 New York     116,031          0         0    116,031      115,278            0    115,278      99%
TOTAL FOR 1997                       116,031          0         0    116,031      115,278            0    115,278      99%
FIRST DOLLAR WC    1998 New York     144,163          0         0    144,163       12,779            0     12,779       9%
TOTAL FOR 1998                       144,163          0         0    144,163       12,779            0     12,779       9%
FIRST DOLLAR WC    1999 Chicago       -7,995          0         0     -7,995      -17,974            0    -17,974    2259%
FIRST DOLLAR WC    1999 New York    -346,522    357,485         0     10,963      280,573            0    280,573    2559%
TOTAL FOR 1999                      -354,517    357,485         0      2,968      262,600            0    262,600    8847%
FIRST DOLLAR WC    2000 Chicago       28,807    160,559    37,313    152,053      110,642            0    110,642      73%
TOTAL FOR 2000                        28,807    160,559    37,313    152,053      110,642            0    110,642      73%
FIRST DOLLAR WC    2001 Chicago      315,159    222,965   338,571    199,553       39,368            0     39,368      20%
FIRST DOLLAR WC    2001 New York  -1,561,316  2,445,990   132,779    751,895      311,976            0    311,976      41%
TOTAL FOR 2001                    -1,246,258  2,668,955   471,350    951,447      351,344            0    351,344      37%
TOTAL FOR FIRST DOLLAR WC         -1,309,114  3,186,999   508,663  1,369,222      560,991            0    560,991      41%

[ST PAUL RE LOGO]

CONTRACT ACTIVITY EXECUTIVE SYSTEM GENERATED QUARTERLY

                         BY DEPARTMENT, REPORTING CLASS, UW YEAR, OFFICE, CEDANT

USER NAME: FERNANDO MARAVI
RUN TIME:  18-MAY-2002 03:57 AM

UW                                        CONTRACT       USER TITLE / INSURED                  WRITTEN
YEAR     CEDANT              OFFICE       NUMBER         NAME                       UWER       PREMIUM        UNEARNED
------------------------------------------------------------------------------------------------------------------------
DEPARTMENT GROUP: NORTH AMERICAN CASUALTY

REPORTING CLASS: FIRST DOLLAR WC

 1984 Warwick Ins Co.        Morristown   M00000033U0    70% QUOTA SHARE            JHIGG              0            0

TOTAL FOR MORRISTOWN                                                                                   0            0

TOTAL FOR 1984                                                                                         /            /

 1985 Warwick Ins Co.        Morristown   M00000033U0    70% QUOTA SHARE            JHIGG              0            0

TOTAL FOR MORRISTOWN                                                                                   0            0

TOTAL FOR 1985                                                                                         /            /

 1986 Warwick Ins Co.        Morristown   M00000033U0    50% QUOTA SHARE            JHIGG              0            0

TOTAL FOR MORRISTOWN                                                                                   0            0

TOTAL FOR 1986                                                                                         /            /

 1996 Florida                New York     TC961532500    WORKERS' COMP. Q/S         MSMIL          3,603            0
Hospitality
 1996 Zurich                 New York     TC970319300    WORKERS' COMP.             JBEND         -1,044            0
Reinsurance C
TOTAL FOR NEW YORK                                                                                 2,559            0

TOTAL FOR 1996                                                                                     2,559            0

 1997 Bridgefield            New York     TC970573400    WORKERS' COMP.             MFELD         25,642            0
Employer
 1997 Great American         New York     00000295400    Deep South WC Quota        MSMIL              0            0
Ins.
 1997 Safety National        New York     00001056400    Primary Workers' Comp.     ASARI         90,389            0
Cas.

                                                        NON CAT
                                                          RPT       TRACKED
UW                           UNEARNED      EARNED        LOSS         CAT       TOTAL RPT
YEAR     CEDANT              END           PREMIUM       CHNG      RPT LOSS          CHNG
-----------------------------------------------------------------------------------------
DEPARTMENT GROUP: NORTH AMERICAN CASUALTY

REPORTING CLASS: FIRST DOLLAR WC

 1984 Warwick Ins Co.              0              0     -13,163           0           -1

TOTAL FOR MORRISTOWN               0              0     -13,163           0           -1

TOTAL FOR 1984                     /              /     -13,163           0           -1

 1985 Warwick Ins Co.              0              0      -1,151           0            -

TOTAL FOR MORRISTOWN               0              0      -1,151           0            -

TOTAL FOR 1985                     /              /      -1,151           0            -

 1986 Warwick Ins Co.              0              0     -15,029           0           -1

TOTAL FOR MORRISTOWN               0              0     -15,029           0           -1

TOTAL FOR 1986                     /              /     -15,029           0           -1

 1996 Florida                      0          3,603      30,549           0            3
Hospitality
 1996 Zurich                       0         -1,044    -292,857           0          -29
Reinsurance C
TOTAL FOR NEW YORK                 0          2,559    -262,308           0          -26

TOTAL FOR 1996                     0          2,559    -262,308           0          -26

 1997 Bridgefield                  0         25,642      86,406           0            8
Employer
 1997 Great American               0              0     -15,759           0           -1
Ins.
 1997 Safety National              0         90,389      44,630           0            4
Cas.

TOTAL FOR NEW YORK                                                                                116,031              0

TOTAL FOR 1997                                                                                    116,031              0

 1998 Associated             New York     00000687600    WORKERS                    WDZUG               0              0
Industrie
 1998 Florida                New York     TC961532500    WORKERS' COMP. Q/S         MSMIL           1,781              0
Hospitality
 1998 Great American         New York     00000295400    Deep South WC Quota        MSMIL             401              0
Ins.
 1998 Safety National        New York     00001056400    Primary Workers' Comp.     ASARI         205,974              0
Cas.
 1998 Zurich                 New York     TC970319300    WORKERS' COMP.             JBEND         -63,992              0
Reinsurance C
TOTAL FOR NEW YORK                                                                                144,163              0

TOTAL FOR 1998                                                                                    144,163              0

TOTAL FOR NEW YORK                    0      116,031     115,278           0           11

TOTAL FOR 1997                        0      116,031     115,278           0           11

 1998 Associated                      0            0     -80,296           0           -8
Industrie
 1998 Florida                         0        1,781      42,439           0            4
Hospitality
 1998 Great American                  0          401      -4,440           0            -
Ins.
 1998 Safety National                 0      205,974      58,602           0            5
Cas.
 1998 Zurich                          0      -63,992      -2,897           0            -
Reinsurance C
TOTAL FOR NEW YORK                    0      144,163      12,779           0            1

TOTAL FOR 1998                        0      144,163      12,779           0            1

[ST PAUL RE LOGO]

CONTRACT ACTIVITY EXECUTIVE SYSTEM GENERATED QUARTERLY

                         BY DEPARTMENT, REPORTING CLASS, UW YEAR, OFFICE, CEDANT

USER NAME: FERNANDO MARAVI
RUN TIME:  18-MAY-2002 03:57 AM

UW                                        CONTRACT       USER TITLE / INSURED                  WRITTEN
YEAR     CEDANT              OFFICE       NUMBER         NAME                       UWER       PREMIUM        UNEARNED
------------------------------------------------------------------------------------------------------------------------
DEPARTMENT GROUP: NORTH AMERICAN CASUALTY

REPORTING CLASS: FIRST DOLLAR WC

 1999 National               Chicago      00002488700    Hawaii WC QS               THEIN          -7,995              0
Interstate
TOTAL FOR CHICAGO                                                                                  -7,995              0
(TREATY)

 1999 Associated             New York     00000687600    WC                         WDZUG               0              0
Industrie
 1999 Safety National        New York     00001056400    Primary Workers' Comp.     ASARI        -244,350        357,485
Cas.
 1999 Zurich                 New York     TC970319300    WORKERS' COMP.             JBEND        -102,172              0
Reinsurance C
TOTAL FOR NEW YORK                                                                               -346,522        357,485

TOTAL FOR 1999                                                                                   -354,517        357,485

 2000 National               Chicago      00002488700    Hawaii WC QS               THEIN          28,807        160,559
Interstate
TOTAL FOR CHICAGO                                                                                  28,807        160,559
(TREATY)

TOTAL FOR 2000                                                                                     28,807        160,559

 2001 National               Chicago      00002488700    Hawaii WC QS               THEIN         226,253        222,965
Interstate
 2001 Safety National        Chicago      00003670600    Talon W/C Quota Share      KFRY           88,906              0
Cas.
TOTAL FOR CHICAGO                                                                                 315,159        222,965
(TREATY)

 2001 Associated             New York     00000687600    Workers' Comp.             WDZUG      -2,062,720      2,317,552
Industrie

                                                        NON CAT
                                                          RPT       TRACKED
UW                           UNEARNED      EARNED        LOSS         CAT       TOTAL RPT
YEAR     CEDANT              END           PREMIUM       CHNG      RPT LOSS          CHNG
-----------------------------------------------------------------------------------------
DEPARTMENT GROUP:
  NORTH AMERICAN CASUALTY

REPORTING CLASS:
  FIRST DOLLAR WC

 1999 National                        0       -7,995     -17,974           0           -1
Interstate
TOTAL FOR CHICAGO                     0       -7,995     -17,974           0           -1
(TREATY)

 1999 Associated                      0            0    -186,848           0          -18
Industrie
 1999 Safety National                 0      113,135     362,415           0           36
Cas.
 1999 Zurich                          0     -102,172     105,007           0           10
Reinsurance C
TOTAL FOR NEW YORK                    0       10,963     280,573           0           28

TOTAL FOR 1999                        0        2,968     262,600           0           26

 2000 National                   37,313      152,053     110,642           0           11
Interstate
TOTAL FOR CHICAGO                37,313      152,053     110,642           0           11
(TREATY)

TOTAL FOR 2000                   37,313      152,053     110,642           0           11

 2001 National                  338,571      110,647      14,162           0            1
Interstate
 2001 Safety National                 0       88,906      25,206           0            2
Cas.
TOTAL FOR CHICAGO               338,571      199,553      39,368           0            3
(TREATY)

 2001 Associated                      0      254,943     122,646           0           12
Industrie

 2001 Discover               New York     00003978700    Sec B Agg QS               JGEAR           8,338              0
Reinsurance
 2001 Safety National        New York     00001056400    Primary Workers' Comp.     ASARI         493,065        128,327
Cas.
TOTAL FOR NEW YORK                                                                             -1,561,316      2,445,990

TOTAL FOR 2001                                                                                 -1,246,158      2,668,955

TOTAL FOR FIRST DOLLAR WC                                                                      -1,309,114      3,186,999

 2001 Discover                        0        8,338           0           0
Reinsurance
 2001 Safety National           132,779      488,613     189,330           0           18
Cas.
TOTAL FOR NEW YORK              132,779      751,895     311,976           0           31

TOTAL FOR 2001                  471,350      951,447     351,344           0           35

TOTAL FOR FIRST DOLLAR WC       508,663    1,369,222     560,991           0           56